U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ X ]
Pre-Effective Amendment No.	__

Post-Effective Amendment No.	14
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ X ]
Amendment No.	16

(Check appropriate box or boxes)

HUSSMAN INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

5136 Dorsey Hall Drive
Ellicott City, Maryland 21042
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (513) 587-3400

John F. Splain
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ X /	on November 1, 2010 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

HUSSMAN STRATEGIC GROWTH FUND

TICKER SYMBOL: HSGFX

The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. It has the ability to vary its exposure to market fluctuations based on factors the investment manager believes are indicative of prevailing market return and risk characteristics.

HUSSMAN INVESTMENT TRUST

PROSPECTUS: NOVEMBER 1, 2010

For information or assistance in opening an account, please call toll-free
1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund’s shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary
What is the Fund’s Investment Objective?	1
What are the Fund’s Fees and Expenses?	1
What are the Fund’s Principal Investment Strategies?	2
What are the Principal Risks of Investing in the Fund?	4
What has been the Fund’s Performance History?	6
Management of the Fund	8
Purchase and Sale of Fund Shares	8
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
Investment Objective, Strategies and Related Risks	9
Fund Management	17
How the Fund Values Its Shares	18
How to Buy Shares	19
How to Exchange Shares	24
How to Redeem Shares	25
Dividends, Distributions and Taxes	29
Financial Highlights	30
Privacy Notice	31
For More Information	Back Cover

Hussman Strategic Growth Fund

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

HUSSMAN STRATEGIC GROWTH FUND (the “Fund”) seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.50%
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.50%
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90% (1)
Distribution (12b-1) Fees	None
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.05%

(1)	Management Fees have been restated to reflect a reduction in the annual percentage rates at which such fees are computed, effective July 1, 2010.

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Risk/Return Summary (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 107	$ 334	$ 579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

The Fund is designed for investors who want to participate in the stock market, and also want to reduce their exposure to general market fluctuations in conditions that have historically been unfavorable for stocks. The Fund’s portfolio will typically be fully invested in common stocks favored by Hussman Econometrics Advisors, Inc., the Fund’s investment manager, except for modest cash balances that arise due to the day-to-day management of the portfolio. When market conditions are unfavorable in the view of the investment manager, the Fund may use options and index futures to reduce its exposure to market fluctuations. When market conditions are viewed as favorable, the Fund may use options to increase its investment exposure to the market.

In general, the stock selection approach of the investment manager focuses on securities demonstrating favorable valuations and/or market action. The primary value consideration is the relationship between the current price and the present value of expected future cash flows. Other valuation measures, such as the ratio of the stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth of cash flows in an attempt to measure underlying value and probable long-term returns. The analysis of market action includes measurements of price

2	Hussman Strategic Growth Fund

Risk/Return Summary (continued)

behavior and unusual trading volume. The investment manager believes that strength in these measures is often followed by favorable earnings surprises above consensus estimates, which can result in increases in stock prices.

The investment manager believes that market return/risk conditions differ significantly across market conditions. The two most important dimensions considered are “valuation” and “market action.” In the analysis of overall market conditions, valuation considers the relationship of major stock indices to the aggregate earnings, dividends and cash flows expected of securities included in those indices, adjusted for factors such as the level of profit margins and general economic conditions. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.

Historically, different combinations of valuation and market action have been accompanied by significantly different stock market performance in terms of return/risk. The investment manager expects to intentionally “leverage” or increase the stock market exposure of the Fund in environments where the expected return from market risk is believed to be high, and may reduce or “hedge” the exposure of the Fund in environments where the expected return from market risk is believed to be unfavorable.

Specific strategies for “leveraging” or increasing stock market exposure may include buying call options on individual stocks or market indices and writing put options on stocks which the Fund seeks to own. The maximum exposure of the Fund to stocks, either directly through purchases of stock or indirectly through option positions, will be limited to 150% of its net assets. This means that the value of the underlying positions represented by options will be limited to 50% of the value of the Fund’s net assets at the time of investment.

Specific strategies for reducing or “hedging” market exposure may include buying put options on individual stocks or market indices, writing covered call options on stocks which the Fund owns or call options on market indices, and establishing short futures positions or option combinations (simultaneously writing call options and purchasing put options) on one or more market indices correlated with the Fund’s portfolio. The total notional value of the Fund’s hedge positions is not expected to exceed the value of stocks owned by the Fund, so that the most defensive position expected by the Fund will be a “fully hedged” position in which long and short exposures are of equal size.

The choice of market indices and instruments used for hedging is based on a consideration of the securities held in the portfolio from time to time, and the availability and liquidity of futures, options and other instruments on such indices. The intent of the Fund’s hedging strategy is to reduce the impact of general market fluctuations

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Risk/Return Summary (continued)

when stock market conditions generally are viewed by the investment manager as unfavorable. The Fund generally hedges using indices that are correlated, though perhaps imperfectly, with the stocks owed by the Fund. These may include indices of U.S. stocks such as the Standard & Poor’s 500 Index. There are no restrictions as to the market capitalization of companies in which the Fund invests. However, the Fund invests primarily in liquid stocks that are listed or trade on the New York or American Stock Exchanges or the NASDAQ Stock Exchange. The Fund generally invests in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of smaller companies.

Because the S&P 500 Index is perhaps the most widely recognized index of common stock prices, as well as a widely used benchmark for growth-oriented investors, it is believed to be an appropriate broad-based securities market index against which to compare the Fund’s long-term performance. The Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions. As a result, the Fund’s investment returns may differ from the performance of major stock market indices, particularly over the short term.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The principal risks of the Fund are the risks generally associated with investing in stocks. Stock market movements will affect the Fund’s share price on a daily basis. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund. The market values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors’ perceptions of the company or the overall stock market and general economic conditions.

The success of the Fund’s investment strategy depends largely on the investment manager’s skill in assessing the potential for appreciation in value of the securities in which the Fund invests. Also, because the Fund’s exposure to market fluctuations will vary depending on the investment manager’s assessment of current stock market conditions, the investment return and share price of the Fund may fluctuate or deviate from overall market returns to a greater degree than other funds that do not employ these strategies. This is known as “tracking risk.” For example, if the Fund has taken a defensive posture by hedging the exposure of its portfolio against the risk of price declines, and stock prices advance, the return to investors in the Fund will be lower than if the portfolio had not been hedged. Alternatively, if the Fund has leveraged the exposure of its portfolio in a climate which has historically been favorable for stocks and stock prices decline, the Fund may experience investment losses that are greater than if the Fund had not leveraged its exposure. When the Fund is in its most aggressive

4	Hussman Strategic Growth Fund

Risk/Return Summary (continued)

position, the share price of the Fund could be expected to fluctuate as much as 1½ times as it would if the Fund had not leveraged its exposure to stocks.

The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

The techniques used by the Fund to hedge its portfolio are intended by the investment manager to reduce the impact of general market fluctuations on the portfolio, but such techniques involve certain risks. For example, a hedge might not actually correlate well to the price movements of the Fund’s stock investments and may have unexpected or undesirable results, such as a loss or a reduction in gains. The Fund may experience a loss even when it is “fully hedged,” if the returns of the stocks held by the Fund fall short of the returns of the securities and financial instruments used to hedge, or if the exercise prices of the Fund’s call and put option hedges differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index. The Fund’s hedging positions are intended to provide a hedge against general movements in the stock market as they might impact the overall portfolio. Because the Fund does not necessarily invest in the securities included in any index or invest in industry sectors in the same proportion as such sectors may be represented in any index, the hedging strategy used by the Fund does not eliminate market risk or provide complete protection against adverse changes in the prices of individual securities or securities within particular industry sectors. When options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying such options are unchanged. (See “Investment Practices and Risks.”)

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

5

Risk/Return Summary (continued)

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund. The performance table shows how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. The Russell 2000 Index is included as an additional comparative index because it is representative of the performance of stocks of smaller companies, which are permissible investments by the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

The Fund’s year-to-date return through September 30, 2010 is 4.54% .

During the periods shown in the bar chart, the highest return for a quarter was 11.20% during the quarter ended June 30, 2003 and the lowest return for a quarter was –12.93% during the quarter ended December 31, 2008.

6	Hussman Strategic Growth Fund

Risk/Return Summary (continued)

Average Annual Total Returns for Periods Ended December 31, 2009

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Since Inception (July 24, 2000)
Return Before Taxes	4.63%	1.65%	8.19%
Return After Taxes on Distributions	4.61%	0.71%	6.83%
Return After Taxes on Distributions and Sale of Fund Shares	3.04%	1.23%	6.59%
STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	–1.04%
RUSSELL 2000 INDEX (reflects no deduction for fees, expenses, or taxes)	27.17%	0.51%	3.46%

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Risk/Return Summary (continued)

MANAGEMENT OF THE FUND

Investment Adviser

Hussman Econometrics Advisors, Inc. (the “Adviser”)

Portfolio Manager

John P. Hussman, Ph.D. is primarily responsible for the day-to-day management of the portfolio of the Fund and has been the Fund’s portfolio manager since its inception in July 2000. Dr. Hussman has served as the Chairman and President of the Adviser since March 1989 and as President of Hussman Investment Trust since 2000.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment - $1,000, except the minimum is $500 for an IRA or a gift to minors account

Minimum Subsequent Investment - $100, except the minimum is $50 for an IRA or a gift to minors account

General Information. You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by telephone or through your financial institution.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for various services provided to the Fund or to customers of the intermediary who invest in the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	Hussman Strategic Growth Fund

Investment Objective, Strategies and Related Risks

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

PORTFOLIO MANAGEMENT PROCESS

Security Selection

Individual stocks are chosen from the universe of all stocks traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ Stock Exchange. The investment manager’s investment process emphasizes “bottom-up” security selection, focusing on an analysis of a company’s “fundamentals” – revenues, earnings, cash-flows, dividends, and assets and liabilities – coupled with an analysis of market action, including price behavior and trading volume.

The investment manager’s stock selection approach generally seeks to identify for investment by the Fund securities which display one or more of the following: (1) favorable valuation, meaning a price which appears reasonable relative to revenues, earnings, cash-flows and dividends expected in the future; and (2) favorable market action as measured by factors such as price behavior and trading volume.

The investment manager believes that the information contained in earnings, balance sheets and annual reports represents only a fraction of what is known about a given stock. The price behavior and trading volume of a stock may reveal additional information about what traders know. For example, positive earnings surprises are generally followed by price strength. More importantly, such surprises are often preceded by price strength. In addition to using fundamental research on earnings and valuation, the investment manager relies on statistical methods to infer as much information as possible from the behavior of individual stock prices.

The focus of this investment approach is to buy securities of quality companies exhibiting attractive valuation, as well as price and volume behavior which conveys favorable information about their future prospects.

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Investment Objective, Strategies and Related Risks
(continued)

Market Climate

Some risks are more rewarding than others. Rather than exposing the Fund to stock market risk at all times, the investment manager attempts to reduce the risk of major capital loss during conditions that have historically been unfavorable for equity securities. In market conditions which the investment manager identifies as involving high risk and low expected return, the Fund’s portfolio may be hedged by using stock index futures, options on stock indices or options on individual securities. In market conditions where average historical returns on equity securities have been near or below risk-free Treasury bill yields, the Fund’s portfolio may be fully hedged. The Fund will be fully invested or leveraged only when the investment manager identifies conditions in which stocks have historically been rewarding investments.

The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable. It should not be interpreted as an exhaustive account of the market analysis techniques used by the investment manager. The descriptions of market performance during various investment climates are based on historical data. There is no assurance that these historical return/risk profiles will continue to be true in the future.

The investment manager’s approach combines “valuation” and “market action” to define investment conditions. Valuation considers the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. Market action gauges aspects of market behavior well beyond obvious trends of major stock market indices, and also considers extremes in the duration and extent of prevailing trends. For this reason, market action may be graded as positive even when major stock indices have recently declined, and conversely, may be graded as negative even when major stock indices have recently advanced.

Each unique combination of valuation and market action produces a specific “Market Climate,” with its own average historical characteristics of expected return and risk. The intent of the Fund is not to “predict” market direction. All of the Market Climates defined by the investment manager may experience short-term returns which are both positive and negative. Rather, the intent of the Fund is to accept those investment risks which are likely to be compensated by high returns, on average, while attempting to systematically avoid those risks which have historically not been compensated.

10	Hussman Strategic Growth Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

The investment manager believes that the strongest market returns generally occur when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest market returns have been associated with these conditions. Accordingly, this is typically a climate in which the Fund will establish an aggressive investment position, possibly including the use of leverage. Although historical stock market returns in this climate generally have been above the norm, it is possible during any particular period that returns in this climate may nonetheless be negative. The use of leverage during such a period could lead to a greater loss than if the Fund had not leveraged.

In contrast, the investment manager believes that the most severe market losses generally occur when both valuations and market action are unfavorable. The historical frequency of such negative Market Climates is quite low, occurring about 25% of the time. But when both valuations and market action have been unfavorable, equity securities have historically generated poor returns, on average. Even so, it is possible that returns in this climate may be positive during any particular period. The use of hedging during such a period could lead to a loss or a smaller gain than if the Fund had not hedged.

Hedging and leverage may be used to a lesser extent during intermediate Market Climates where either valuation or market action is favorable and the other is unfavorable. When stock valuations have been unfavorably high but market action has been favorable, stocks have historically generated above-average returns. In this climate, the investment manager may partially hedge the Fund’s portfolio, but will generally maintain a positive market position overall. While actual returns will vary depending on the specific securities held by the Fund, a “positive market position” means that the Fund’s portfolio has been positioned in such a way so as to be expected to benefit from a general advance in the market. When valuations have been favorable but market action has been unfavorable, stocks have historically generated positive but more moderate returns. In this climate, the Fund may be fully or partially hedged, and the investment manager may attempt to increase the Fund’s stock market exposure by leveraging in response to general price declines.

Here are the general characteristics of the basic Market Climates as defined by the investment manager, based on its assessment of historical market data, and the general investing approaches that the investment manager follows in response to those climates:

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Investment Objective, Strategies and Related Risks
(continued)

VALUATION		MARKET ACTION
		Favorable	Unfavorable
	Favorable	Very High Expected Return Relatively Low Risk of Loss Modest Volatility Emphasize aggressive opportunities for capital appreciation	Average Expected Return Considerable Risk of Loss Very High Volatility Increase market exposure moderately on declines
	Unfavorable	Above Average Expected Return Modest Risk of Loss Modest Volatility Maintain a generally positive market position	Negative Expected Return Extreme Risk of Loss High Volatility Emphasize protection of capital

INVESTMENT PRACTICES AND RISKS

A brief description of the Fund’s investments and the investment practices that the Fund may employ, together with a discussion of risks associated with investing in the Fund, is provided below. (The Statement of Additional Information (“SAI”) contains further details about particular types of investment strategies and hedging techniques that may be utilized by the investment manager, as well as the risks associated with those strategies and techniques.) Because of the types of securities in which the Fund invests and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. The investment manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and by using hedging techniques when considered appropriate. However, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the models used by the investment manager in determining which securities to purchase and whether to hedge the Fund’s portfolio investment will be accurate or appropriate, and there is no assurance that the Fund will achieve its investment objective. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

•
Common Stock Risks. Because the Fund normally invests most, or a substantial portion, of its assets in common stocks, the value of the Fund’s portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change drastically.

This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s portfolio securities and other assets change. Not all stock prices

12	Hussman Strategic Growth Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

change uniformly or at the same time, and not all stock markets move in the same direction at the same time. In addition, other factors can adversely affect a particular stock’s prices (for example, poor management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

•
Market Capitalization Risk. The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

•
Sector Risk. If the Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The less the Fund diversifies across sectors, the greater the potential for risks of loss and volatility.

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Exchange Traded Funds. The Fund may invest in shares of exchange traded funds (“ETFs”) and similar investment vehicles if the investment manager chooses to adjust the Fund’s exposure to the general market or industry sectors and to manage the Fund’s risk exposure. ETFs and these similar vehicles differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940 and hold a portfolio of common stocks designed to track the performance of a particular index. Similar investment vehicles that are not investment companies due to their legal structure are similar to ETFs and are designed to track the performance of an index or basket of securities.

Investment in shares of ETFs and similar investments involve risks generally associated with investments in common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETFs held by the Fund, and also involves the risks that: (1) an active trading market for shares may not develop or be maintained; (2) trading of shares may be halted if the listing exchange deems such action appropriate; and (3) ETF shares may be

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Investment Objective, Strategies and Related Risks
(continued)

delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may temporarily halt trading.

The investment manager may decide to purchase or sell short ETF shares (or shares of similar investment vehicles) or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts—to obtain exposure to the stock market or a particular segment of the stock market, or to hedge the Fund’s portfolio against such exposure. Depending on the holding period and other factors, the use of ETF shares and options thereon (and similar investments) can be less costly than the use of index options or stock index futures. In addition, these investments can typically be purchased in amounts that are smaller than available from futures contracts and may provide the Fund with the ability to create exposure to markets and market sectors for which there are no suitable or liquid futures contracts or options.

•
Short Sales of ETFs. Although the Fund effects short sales of ETFs and similar investment vehicles solely for hedging purposes, these transactions nonetheless involve certain risks. A short sale involves the sale of ETF shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the ETF shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason short selling is considered to be a speculative practice.

•
Derivative Instruments. The Fund may purchase and sell futures contracts on broad-based stock indices (and options on such futures contracts), and may purchase and write put and call options on such indices. The Fund may also purchase and write call and put options on individual securities and shares of ETFs. These are all referred to as “derivative” instruments, since their values are based on (“derived from”) the values of other securities.

A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a specified index at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the stock index declines in value, and earns a negative return if the stock index increases in value. The primary use of stock index futures by the Fund will be to hedge the Fund’s stock portfolio against potential market declines. The term “hedging” refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.

14	Hussman Strategic Growth Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The expected use of call options by the Fund will generally be to purchase call options on stocks which the Fund seeks to own, or on stock indices or ETFs to which the Fund seeks market exposure, and to write call options on stocks or ETFs which are owned by the Fund but are not expected to advance significantly over the short term. Call options may also be written on stock indices or on ETFs for the purpose of hedging market risk. The Fund may purchase put options on stock indices or ETFs for the purpose of hedging market risk, and may write put options on stock indices and ETFs as a method of reducing the potential acquisition cost of stocks which the Fund seeks to own.

The Fund adheres to specific limitations on its use of derivatives and other hedging strategies, including short sales of shares of ETFs. The most aggressive stance expected to be taken by the Fund will be a leveraged position in which the Fund’s total notional ownership of stocks, directly through purchase and indirectly through options and futures, is equal to 150% of the Fund’s net assets. This means that the value of the underlying positions represented by options and futures will be limited to 50% of the value of the Fund’s net assets at the time of investment. Thus, when the Fund is in its most aggressive stance, the share price of the Fund could be expected to fluctuate as much as 1½ times as it would if the Fund had not leveraged its portfolio. The most defensive stance expected to be taken by the Fund will be a “fully hedged” position. Accordingly, even during the most unfavorable market conditions, the notional value of hedging positions through the combination of short futures contracts, short call options and purchased put options, short sales of ETF shares and all other instruments used for hedging is not expected to exceed the aggregate value of the equity securities owned by the Fund.

The percentage limitations on the use of derivative instruments set forth above applies at the time an investment in a derivative is made. A later change in percentage resulting from an increase or decrease in the values of investments or in the net assets of the Fund will not constitute a violation of such limitations.

Derivative instruments can be volatile. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may

15

Investment Objective, Strategies and Related Risks
(continued)

significantly reduce the Fund’s return. The Fund could also experience losses if the indices underlying its positions in derivatives are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the underlying security.

All of the options used by the Fund are exchange traded and backed by the Options Clearing Corporation (“OCC”). The OCC is in turn backed by the creditworthiness of its clearing members (major U.S. financial institutions) and carries a lien on securities, margin deposits and funds maintained in clearing members’ accounts to the extent specified in the OCC’s rules. The OCC requires margin deposits by its clearing members, and carries a separate clearing fund. The investment manager believes that an OCC default is highly improbable. Even if it were to occur, the potential loss to the Fund would be limited to the extent that the Fund’s options were “in-the-money,” which rarely represents more than a small percentage of the value of the Fund’s net assets.

•
Temporary and Defensive Investments. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments and shares of money market mutual funds, or it may hold cash. The Fund will not be pursuing its normal investment policies in these circumstances. The Fund may also hold these investments for liquidity purposes.

•
Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment manager believes that the sale is in the best interest of the Fund (for example, if the investment manager believes an alternative investment has greater growth potential). Short-term trading will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses, which would reduce the Fund’s investment performance. In addition, a high level of short-term trading may accelerate taxable income recognized by shareholders, and may reduce the after-tax returns of the shareholders, in particular because it may generate short-term capital gains, which are taxed at ordinary income tax rates.

16	Hussman Strategic Growth Fund	(800) HUSSMAN

Fund Management

THE INVESTMENT ADVISER AND PORTFOLIO MANAGER

Hussman Econometrics Advisors, Inc. (“Hussman Econometrics”), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as the investment adviser of the Fund. Hussman Econometrics is a registered investment adviser that manages more than $9 billion in assets as of September 30, 2010.

John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman Econometrics since its inception in March 1989. Dr. Hussman also serves as the President of Hussman Investment Trust (the “Trust”) and has served as the portfolio manager of the Fund since its inception in July 2000. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics.

Dr. Hussman is responsible for the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s SAI contains further details about Dr. Hussman’s compensation, other accounts managed by Dr. Hussman, and Dr. Hussman’s ownership of Fund shares. The Fund’s investment activities are highly dependent upon the services personally provided by Dr. Hussman. Dr. Hussman’s knowledge and expertise regarding the investment and hedging strategies used by the Fund may be critical to the Fund’s ability to pursue its investment program. For this reason, in the event that Dr. Hussman becomes unable to manage the Fund’s investment portfolio, the Board of Trustees of the Trust would take such action as it deems to be in the best interest of the Fund’s shareholders, which could include an orderly liquidation of the Fund and return of capital to shareholders.

In consideration of services provided by Hussman Econometrics, the Fund pays Hussman Econometrics an investment advisory fee based upon the amount of the Fund’s average daily net assets. Effective July 1, 2010, the investment advisory fee is computed at the annual rates of 0.90% of the first $5 billion of average daily net assets of the Fund and 0.85% of such assets over $5 billion. Prior to July 1, 2010, the Fund paid Hussman Econometrics an investment advisory fee computed at the annual rates of 0.95% of the first $2 billion of average daily net assets of the Fund, 0.90% of the next $3 billion of such assets, and 0.85% of such assets over $5 billion. Prior to July 13, 2009, the Fund paid Hussman Econometrics an investment advisory fee computed at the annual rates of 1.00% of the first $1 billion of average daily net assets of the Fund, 0.95% of the next $2 billion of such assets, and 0.90% of such assets over $3 billion. The investment advisory fee paid to Hussman Econometrics during the fiscal year ended June 30, 2010 was equal to 0.92% of the Fund’s average daily net assets.

17

Fund Management (continued)

A discussion regarding the basis for the most recent approval by the Board of Trustees of the annual continuance of the Fund’s investment advisory agreement with Hussman Econometrics is available in the Fund’s annual report for the year ended June 30, 2010.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about Hussman Econometrics, Ultimus and other service providers to the Fund.

How the Fund Values Its Shares

The net asset value of the Fund’s shares (“NAV”) is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities and other investments at their current market values determined on the basis of market quotations, or, if market quotations are not readily available or are considered to be unreliable due to significant market or other events, at their fair values as determined under procedures approved by the Board of Trustees.

Your order to purchase or redeem shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Redemptions and exchanges of Fund shares may be subject to a redemption fee (see “How to Redeem Shares” for details).

18	Hussman Strategic Growth Fund	(800) HUSSMAN

How to Buy Shares

The Fund is a no-load Fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund’s NAV next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a brokerage firm or other financial intermediary may be charged a fee by such brokerage firm or intermediary.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $1,000, except for an IRA or a gift to minors account, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to Hussman Strategic Growth Fund.

•	Mail the application and the check to the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at the following address:

Hussman Strategic Growth Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

19

How to Buy Shares (continued)

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

US Bank NA
ABA # 042000013
Attention: Hussman Strategic Growth Fund
Credit Account # 821663168
Account Name ________________
For Account # _________________

An order is considered received when US Bank NA, the Fund’s custodian, receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept purchase orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

20	Hussman Strategic Growth Fund	(800) HUSSMAN

How to Buy Shares (continued)

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gifts to minors account, which must be in amounts of at least $50. Additional purchases may be made:

•
By sending a check, made payable to Hussman Strategic Growth Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

•	By wire of federal funds to the Fund account as described under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

•	Through your brokerage firm or other financial institution.

•	By electronic funds transfer from a financial institution through the Automated Clearing House (“ACH”), as described below.

By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

21

How to Buy Shares (continued)

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

22	Hussman Strategic Growth Fund	(800) HUSSMAN

How to Buy Shares (continued)

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading (“market timing”) vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund’s ability to maximize investment return. These risks can have an adverse affect on the Fund’s performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of “stale” prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.

The Trust discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund’s policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 1.5% redemption fee that applies to redemptions or exchanges of shares of the Fund within 60 days of purchase. The Trust also reserves the right to reject any purchase order or exchange request that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Trust relies on intermediaries to help monitor and enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within 60 days of their purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

23

How to Exchange Shares

Shares of the Fund and shares of Hussman Strategic Total Return Fund and Hussman Strategic International Equity Fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past 60 days (see “How to Redeem Shares”). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

•	Your name and telephone number

•	The exact name of your account and account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the fund from which the exchange is to be made

•	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

24	Hussman Strategic Growth Fund	(800) HUSSMAN

How to Redeem Shares

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the number of shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signature Guarantees. If the shares to be redeemed have a value of more than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. You may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN.

25

How to Redeem Shares (continued)

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account registration stated on the account application. Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as permitted by the 1940 Act or by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

26	Hussman Strategic Growth Fund	(800) HUSSMAN

How to Redeem Shares (continued)

REDEMPTION FEE

A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee is waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

The redemption fee is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see “Automatic Withdrawal Plan” below). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

MINIMUM ACCOUNT BALANCE

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

27

How to Redeem Shares (continued)

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely impact the Fund’s operations. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed. When you convert these securities to obtain cash, you will pay brokerage charges.

28	Hussman Strategic Growth Fund	(800) HUSSMAN

Dividends, Distributions and Taxes

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified in all prior years and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

The Fund’s transactions in options, futures contracts and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

29

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP , whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended June 30,
	2010		2009	2008	2007	2006
Net asset value at beginning of year	$12.99		$15.73	$15.85	$16.13	$15.90

Income (loss) from investment operations:
Net investment income	0.00	(a)	0.03	0.04	0.14	0.08
Net realized and unrealized gains (losses) on investments and options	0.48		(0.88)	0.55	0.16	0.69
Total from investment operations	0.48		(0.85)	0.59	0.30	0.77

Less distributions:
Dividends from net investment income	(0.02)		(0.03)	(0.09)	(0.13)	(0.05)
Distributions from net realized gains	—		(1.87)	(0.63)	(0.46)	(0.50)
Total distributions	(0.02)		(1.90)	(0.72)	(0.59)	(0.55)

Proceeds from redemption fees collected	0.00	(a)	0.01	0.01	0.01	0.01

Net asset value at end of year	$13.45		$12.99	$15.73	$15.85	$16.13

Total return(b)	3.68%		(4.35% )	3.84%	1.98%	5.05%

Net assets at end of year (000’s)	$6,185,342		$4,975,812	$3,275,008	$2,718,324	$2,816,108

Ratio of expenses to average net assets	1.05%		1.09%	1.11%	1.11%	1.14%

Ratio of net investment income to average net assets	0.04%		0.28%	0.28%	0.91%	0.63%

Portfolio turnover rate	111%		69%	150%	106%	63%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

30	Hussman Strategic Growth Fund	(800) HUSSMAN

PRIVACY NOTICE

FACTS	WHAT DO THE HUSSMAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Hussman Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Hussman Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-HUSSMAN (1-800-487-7626)

31

Who we are
Who is providing this notice?	Hussman Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do The Hussman Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Hussman Funds collect my personal information?
We collect your personal information, for example, when you
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Hussman Econometrics Advisors, Inc., the investment adviser to The Hussman Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Hussman Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Hussman Funds don’t jointly market.

32	Hussman Strategic Growth Fund	(800) HUSSMAN

INVESTMENT ADVISER
Hussman Econometrics Advisors, Inc.
5136 Dorsey Hall Drive
Ellicott City, Maryland 21042

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, 19th Floor
Cincinnati, Ohio 45202

LEGAL COUNSEL
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

CUSTODIAN
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

John P. Hussman, Ph.D. is the President of Hussman Econometrics Advisors, Inc. and the portfolio manager of Hussman Strategic Growth Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

• Annual and Semi-Annual Reports

The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

• Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semi-annual reports, free of charge, on the Fund’s website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

www.hussmanfunds.com
Investment Company Act File No. 811-09911

HUSSMAN STRATEGIC TOTAL RETURN FUND

TICKER SYMBOL: HSTRX

The Fund seeks to achieve long-term total return from income and capital appreciation. It has the ability to vary its exposure to bond market fluctuations based on factors the investment manager believes are indicative of prevailing market return and risk characteristics.

HUSSMAN INVESTMENT TRUST

PROSPECTUS: NOVEMBER 1, 2010

For information or assistance in opening an account, please call toll-free
1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund’s shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary
What is the Fund’s Investment Objective?	1
What are the Fund’s Fees and Expenses?	1
What are the Fund’s Principal Investment Strategies?	2
What are the Principal Risks of Investing in the Fund?	4
What has been the Fund’s Performance History?	8
Management of the Fund	10
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10
Investment Objective, Strategies and Related Risks	11
Fund Management	20
How the Fund Values Its Shares	22
How to Buy Shares	23
How to Exchange Shares	28
How to Redeem Shares	29
Dividends, Distributions and Taxes	33
Financial Highlights	34
Privacy Notice	35
For More Information	Back Cover

Hussman Strategic Total Return Fund

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

HUSSMAN STRATEGIC TOTAL RETURN FUND (the “Fund”) seeks to achieve long-term total return from income and capital appreciation.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.50%
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.50%
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses	0.18%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses	0.73%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 75	$ 233	$ 406	$ 906

1

Risk/Return Summary (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

The Fund is designed for investors who want to participate in the fixed-income markets for income and capital appreciation, with added emphasis on the protection of capital against interest rate volatility and inflation during unfavorable market climates. The Fund invests primarily in fixed-income securities, such as U.S. Treasury bonds, notes and bills, Treasury inflation-protected securities, U.S. Treasury Strips, U.S. Government agency securities (primarily mortgage-backed securities), and investment grade corporate debt rated AA or higher by Standard & Poor’s Ratings Group, Moody’s Investors Service, Inc., or having an equivalent rating from another independent rating organization. When market conditions favor wider diversification in the view of Hussman Econometrics Advisors, Inc., the Fund’s investment manager, the Fund may invest up to 30% of its net assets in securities outside of the U.S. fixed-income market, such as utility stocks, precious metals stocks, shares of real estate investment trusts (“REITs”), shares of exchange-traded funds (“ETFs”) and other similar instruments, and foreign government debt securities, including debt issued by governments of emerging market countries. In addition, the Fund may use foreign currency options and futures and currency ETFs to establish or modify the portfolio’s exposure to currencies other than the U.S. dollar. The Fund may make limited use of Treasury debt options and futures to manage the Fund’s exposure to interest rate risk.

The Fund’s principal investment strategies emphasize strategic management of the average interest rate sensitivity (“duration”) of portfolio holdings, the Fund’s exposure to changes in the yield curve, and allocation among fixed-income alternatives and inflation hedges. The interest rate sensitivity (duration) of a bond is related to the average date at which an investor receives payment of principal and interest. Under normal market conditions, the duration of the Fund’s portfolio is expected to range between 1 year and 15 years. In its most aggressive stance (a duration of 15 years), the Fund’s net asset value could be expected to fluctuate by approximately 15% in response to a 1% (100 basis point) change in the general level of interest rates.

The investment manager believes that return/risk characteristics in the fixed-income market differ significantly across market conditions. The two most important

2	Hussman Strategic Total Return Fund

Risk/Return Summary (continued)

dimensions considered by the investment manager are “valuation” and “market action.” In the fixed income market, favorable valuation means that yields on long-term bonds appear reasonable in relation to inflation, short-term interest rates, economic growth, and yields available on competing assets, such as utility stocks and foreign bonds. Market action considers the behavior of a wide range of yields and prices, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.

Historically, different combinations of valuation and market action have been accompanied by significantly different bond market performance in terms of return/risk. The specific profile of yield behavior (such as changes in the yield curve or credit spreads) is also an important factor. The investment manager believes that foreign government debt and precious metals stocks are favored when “real” U.S. interest rates (nominal interest rates minus inflation) are declining relative to “real” foreign interest rates.

The investment manager generally will increase the exposure of the Fund to interest rate risk in environments where the return expected to be derived from that risk is high, and generally will reduce exposure to interest rate risk when the return expected to be derived from that risk is unfavorable. The investment manager will also purchase utility stocks, precious metals stocks, shares of REITs, and foreign government debt when market conditions are believed to favor such diversification. There are no restrictions as to the market capitalization of companies in which the Fund invests. However, the Fund invests primarily in liquid stocks that are listed or trade on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Exchange. The Fund generally invests in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of smaller companies.

Specific strategies for increasing interest rate exposure include the purchase of long-term bonds and Treasury zero-coupon bonds and Treasury interest strips, which exhibit magnified price movements in response to interest rate changes. The Fund will not invest more than 30% of its net assets in Treasury zero-coupon bonds and Treasury interest strips.

Specific strategies for reducing or ”hedging” interest rate exposure include the purchase of short-term notes and bills, which exhibit limited price movements in response to interest rate changes. The Fund may also purchase put options and write call options on Treasury securities to hedge the interest rate risk of long-term bonds in its portfolio. The total notional value of the Fund’s hedge positions (the dollar value of Treasury securities represented by put and call options held by the Fund) is not expected to exceed the total value of fixed-income securities held by the Fund having remaining

3

Risk/Return Summary (continued)

maturities of 5 years or more, so that the most defensive position expected by the Fund will be a “fully hedged” position in which the entire value of intermediate and long-term, fixed-income securities held by the Fund is protected.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The success of the Fund’s investment strategy depends largely on the investment manager’s skill in assessing the potential returns of the securities in which the Fund invests. Also, because the Fund’s investment position at any given time will range from aggressive to defensive depending on the investment manager’s assessment of the current conditions within the fixed-income market, the investment return and share price of the Fund may fluctuate or deviate from overall market returns to a greater degree than other funds that do not employ these strategies. This is known as “tracking risk.” For example, if the Fund has taken a defensive posture by shortening the average maturity of its portfolio and interest rates decline, the return to investors in the Fund will be lower than if the portfolio had maintained a longer average maturity. Alternatively, if the Fund has increased the average maturity of its portfolio, an increase in interest rates will magnify the Fund’s investment losses.

Due to the investment techniques employed by the Fund and the types of securities in which it invests, the Fund is intended for long-term investors. Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The primary risks of investing in the Fund include the following:

Interest Rate Risk. When interest rates rise, the fixed-income securities in the Fund’s portfolio are likely to decline in price. Such price declines will be greater during periods in which the Fund’s portfolio emphasizes long-term debt, which has greater interest rate risk than short-term debt. Due to the long duration of Treasury zero-coupon bonds and Treasury interest strips, these securities are highly sensitive to interest rate fluctuations. The Fund’s ownership of these securities in a period of rising interest rates could cause a greater decline in the value of Fund shares than if the Fund held coupon-bearing securities of a similar maturity. In addition, even though Treasury zero-coupon bonds and Treasury interest strips do not pay current income in cash, the Fund will be required to recognize interest income from these securities over the life of the investments and to distribute this income on a current basis, which may be taxable to shareholders.

Call Risk. Some fixed-income securities give the issuer the option to call, or redeem, those securities before their maturity dates. If an issuer calls a security during a period of declining interest rates, the Fund might not benefit from an increase in the value of the security, and might have to reinvest the proceeds in a security offering a lower yield.

4	Hussman Strategic Total Return Fund

Risk/Return Summary (continued)

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income security fails to make scheduled principal or interest payments, or if the credit rating of the issuer or guarantor is downgraded. The fixed-income securities held by the Fund are subject to varying degrees of credit risk. U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, involve the least credit risk. Although U.S. Government agencies may be chartered or sponsored by Acts of Congress, their securities typically are not backed by the full faith and credit of the U.S. Government. Corporate bonds and foreign government bonds have the greatest degree of credit risk of the fixed-income securities in which the Fund invests. Issuers of corporate bonds may not be able to pay their principal and interest payments, when due. Foreign government bonds are subject to the additional risks associated with foreign investments.

Tracking Risk. Because the investment manager will actively manage the portfolio of the Fund in response to changing market conditions, the performance of the Fund may vary substantially from the performance of a passive bond index. These differences in performance may be accentuated due to investments by the Fund in utility stocks, precious metals stocks, shares of REITs, and foreign government bonds.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell in the secondary market, possibly preventing the Fund from selling such investments at prices approximating those at which the Fund values them or at the times it desires to do so. This may adversely affect the Fund’s net asset value. The Fund’s investments in foreign government debt are expected to have the greatest exposure to this risk because the markets for these investments are generally less liquid than the market for U.S. Government securities. The Fund will not invest more than 15% of the value of its net assets in securities and other investments that are illiquid.

Derivatives Risk. The Fund may use options and futures on U.S. Treasury securities to manage interest rate risk. The Fund may also use foreign currency options and futures to establish or modify the portfolio’s exposure to non-U.S. dollar-denominated currencies. These instruments are described in greater detail in the Statement of Additional Information (“SAI”). The techniques used by the Fund to hedge interest rate risk are intended by the investment manager to protect against capital depreciation in the portfolio, but such techniques involve certain risks. For example, a hedge using Treasury derivatives might not actually correlate well to the price movements of the fixed-income securities held by the Fund. When call or put options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying the options are unchanged. When Treasury call options are written by the Fund, it is possible that the Fund may experience a reduction in gains in the event that interest rates decline. When the Fund purchases and writes foreign currency

5

Risk/Return Summary (continued)

options and futures in order to establish or modify the portfolio’s exposure to non-U.S. dollar-denominated currencies, it is possible that the Fund may experience a loss in the event of a decline in the value of the underlying foreign currency.

Mortgage-Related Securities Risk. The Fund may purchase mortgage-related securities. Because rising interest rates reduce the tendency of mortgage borrowers to prepay or refinance their loans, rising interest rates tend to increase the effective maturity of mortgage-related securities, resulting in greater losses when interest rates rise. This is known as extension risk. Conversely, falling interest rates may encourage borrowers to pay off or refinance their mortgages sooner than expected. This can reduce the effective maturity of mortgage-related securities and lower the returns of the Fund because the Fund will have to reinvest its assets at the lower prevailing interest rates. This is known as prepayment risk.

Foreign Investment Risk. The Fund may invest up to 30% of its net assets in debt securities issued by foreign governments. Securities issued by foreign governments, which may be traded principally in markets outside the United States, are subject to greater fluctuation in value and risks than securities of U.S. issuers traded in the U.S. markets. Political changes, changes in taxation, or currency controls could adversely affect the values of these investments. Foreign securities are generally denominated in the currency of a foreign country, and are subject to the risk that the currency will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, trade balances, intervention (or lack thereof) by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls or other political developments. In addition to purchasing foreign government bonds, the Fund may use foreign currency options and futures and currency ETFs to establish or modify the portfolio’s exposure to non-U.S. dollar-denominated currencies. The Fund’s expected use of foreign currency options will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own. Alternatively, the Fund may purchase currency futures contracts. The use of options and futures contracts on a foreign currency is intended to simulate the purchase of a short-term debt security denominated in such foreign currency. If the Fund holds foreign bonds directly, it does not expect to hedge against fluctuations in the value of foreign currencies underlying the bonds.

Emerging Markets Risk. The risks of foreign investments are significantly greater for investments in emerging market countries. Currently, emerging markets include, among others, most African, Asian, Eastern European, Middle Eastern and South and Central American nations. These countries may have sovereign ratings that

6	Hussman Strategic Total Return Fund

Risk/Return Summary (continued)

are below investment grade or are unrated. The Fund will be subject to the risk that the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal and interest when due. Investments in emerging markets are typically less liquid and are especially subject to greater price volatility. Many emerging market countries are subject to a substantial degree of economic, political and social instability. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging market countries involves greater risk of loss due to expropriation, confiscation of assets or the imposition of restrictions on foreign investments and on repatriation of capital invested. These risks are not normally associated with investments in more developed countries.

Stock Investment and Sector Risks. Stock market movements will affect the values of the Fund’s investments in utility stocks, precious metal stocks, shares of REITs and shares of ETFs, which may comprise a significant portion of the Fund’s net assets depending on market conditions. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund. The value of stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, general economic conditions, and investors’ perceptions of the company, its industry, or the overall stock market. Investments in utility stocks are subject to special risks due to government regulation, which may reduce a utility’s return on invested capital, and limit its ability to finance capital spending or to pass cost increases through to consumers. Stocks of utilities may also be more sensitive to changes in interest rates than other types of equity investments. Prices of precious metal stocks can be influenced by a variety of global economic, financial and political factors and may experience unusual price movements over short periods of time, which movements typically are not closely tied to the general movements of the stock market. REITs are generally subject to the risks associated with investing in real estate, which include, without limitation, possible declines in the value of real estate; adverse conditions in the real estate rental market; adverse general and local economic conditions; possible lack of availability of mortgage funds; overbuilding in a particular market; changes in interest rates; and environmental problems. Investments in ETF shares are subject to the risks that: an active trading market for shares may not develop or be maintained; trading of shares may be halted if the listing exchange deems such action appropriate; and ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may temporarily halt trading.

Market Capitalization Risk. The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth,

7

Risk/Return Summary (continued)

narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund. The performance table shows how the Fund’s average annual total returns for 1 and 5 years and since inception compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

The Fund’s year-to-date return through September 30, 2010 is 7.42% .

During the periods shown in the bar chart, the highest return for a quarter was 6.69% during the quarter ended September 30, 2007 and the lowest return for a quarter was –3.61% during the quarter ended June 30, 2004.

8	Hussman Strategic Total Return Fund

Risk/Return Summary (continued)

Average Annual Total Returns for Periods Ended December 31, 2009

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred retirement arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Since Inception (Sept. 12, 2002)
Return Before Taxes	5.84%	7.26%	7.52%
Return After Taxes on Distributions	5.13%	5.62%	6.04%
Return After Taxes on Distributions and Sale of Fund Shares	3.90%	5.38%	5.72%
BARCLAYS CAPITAL U.S. AGGREGATE INDEX (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	4.91%

9

Risk/Return Summary (continued)

MANAGEMENT OF THE FUND

Investment Adviser

Hussman Econometrics Advisors, Inc. (the “Adviser”)

Portfolio Manager

John P. Hussman, Ph.D. is primarily responsible for the day-to-day management of the portfolio of the Fund and has been the Fund’s portfolio manager since its inception in September 2002. Dr. Hussman has served as Chairman and President of the Adviser since March 1989 and as President of Hussman Investment Trust since 2000.

PURCHASE AND SALE OF SHARES

Minimum Initial Investment - $1,000, except the minimum is $500 for an IRA or a gift to minors account

Minimum Additional Investment - $100, except the minimum is $50 for an IRA or a gift to minors account

General Information. You may purchase and redeem (sell) shares of the Fund on any day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by telephone or through your financial institution.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for various services provided to the Fund or to customers of the intermediary who invest in the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	Hussman Strategic Total Return Fund

Investment Objective, Strategies and Related Risks

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term total return from income and capital appreciation.

PORTFOLIO MANAGEMENT PROCESS

The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable, and to choose the securities held by the Fund. It should not be interpreted as an exhaustive account of the market analysis techniques used by the investment manager. The descriptions of market performance during various investment climates are based on historical data. There is no assurance that these historical return/risk profiles will continue to be true in the future.

Duration

A central feature of any fixed-income investment is its duration. The price of a fixed-income security, such as a bond, reflects the present discounted value of future interest and principal payments. The duration of a fixed-income security is the average date at which these payments are made, weighted by their present value. For example, a 10-year bond having a zero coupon simply has a duration of 10 years. In contrast, a 10-year 6% coupon bond priced at par has a duration of only 7.8 years. The coupon bond has a lower duration – and lower sensitivity to interest rate changes – because part of its payment stream is received annually as coupon payments. Importantly, duration measures not only the effective maturity of a bond, but is also a measure of its price sensitivity to interest rate changes.

When long-term interest rates are relatively high and falling, long duration securities typically exhibit strong capital gains and total returns. In contrast, when long-term interest rates are relatively low and rising, long duration securities typically exhibit significant capital losses and unfavorable total returns.

The investment manager intends to adjust the duration of the Fund’s portfolio in response to changes in market conditions. Rather than exposing the Fund to passive interest rate risk at all times, the investment manager attempts to limit the risk of major capital loss by shortening portfolio duration during conditions that have historically been unfavorable for fixed-income investments, and to increase the Fund’s potential for capital gains by lengthening portfolio duration during conditions in which fixed-income securities have historically been rewarding investments.

11

Investment Objective, Strategies and Related Risks
(continued)

Yield Curve

The yield curve depicts the profile of interest rates from short-term to long-term maturities. Shifts in the shape of the yield curve have important consequences on the total return of fixed-income securities of various maturities. For example, during the latter part of economic expansions, inflationary pressures often rise, causing an “inverted yield curve,” where short-term interest rates rise above long-term rates. Depending on the strength of these shifts, short-term fixed-income securities may actually be subject to greater price fluctuation than long-term bonds. Conversely, when a portion of the yield curve slopes steeply upward, certain medium-term securities may actually deliver a greater total return than higher-yielding long-term securities, as time passes and the position of each bond “rides” along the yield curve. The investment manager intends to adjust the Fund’s portfolio in response to perceived opportunities and risks presented by shifts in the yield curve.

Sector Allocation

Depending on market conditions, the Fund may invest up to 30% of its net assets in securities outside of the U.S. fixed-income market, including foreign securities. These securities may include utility stocks, precious metals stocks, shares of REITs, and foreign government debt. The investment manager intends to purchase these types of securities when market conditions are believed to favor such diversification.

The investment manager believes that the long-term total return on utility stocks is driven by the sum of the dividend yield and the long-term growth rate of dividends. Short-term returns are also affected by the trend of yields in competing assets such as bonds.

Foreign currencies are held by investors both as a means of payment and as an investment vehicle. The investment manager employs proprietary methods of estimating the valuation of foreign currencies. Specifically, the investment manager believes that exchange rates are driven by international differences in the prices of goods and services, and by relative levels of real interest rates (nominal interest rates minus inflation) across countries. In general, countries with relatively high real interest rates typically have exchange rates that are higher than would be predicted by relative price levels. Moreover, changes in real interest rates have important effects on exchange rates. As the price of gold typically moves inversely to the value of the U.S. dollar, market conditions that are relevant to foreign currencies are typically relevant to gold as well.

The price of REIT shares are generally subject to the risks associated with investing in real estate. In particular, returns can be significantly affected by changes in interest rates.

12	Hussman Strategic Total Return Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

Depending on the profile of valuations and market action, the investment manager may purchase utility stocks, precious metals stocks, shares of REITs, and foreign government bonds both for the purpose of diversification and with the goal of enhancing the Fund’s total return.

Market Climate

Unlike many fixed-income funds, the Fund seeks to vary its emphasis strategically between capital appreciation and protection of capital depending on market conditions. The investment manager’s approach combines “valuation” and “market action” to define market conditions. In the fixed-income market, favorable valuation means that yields on long-term bonds appear reasonable in relation to inflation, short-term interest rates, economic growth, and yields available on competing assets, such as utility stocks and foreign bonds. Market action considers the behavior of a wide range of yields and prices, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.

Each unique combination of valuation and market action produces a specific “Market Cimate,” with its own average historical characteristics of expected return and risk. The intent of the Fund is not to predict the future direction of interest rates, but rather to identify the prevailing market climate. Based on its identification of the prevailing market climate and its average historical return/risk profile, the investment manager will position the Fund’s portfolio so as to accept those investment risks which have historically been compensated in the identified climate, while attempting systematically to avoid those risks which have historically not been compensated. It should be recognized that all of the market climates identified by the investment manager may experience short-term returns which are both positive and negative.

The investment manager believes that the strongest returns in the fixed-income market generally occur when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest return performance of the fixed-income market has been associated with these conditions. Accordingly, this is typically a climate in which the Fund will establish an aggressive investment position by maintaining a longer average portfolio maturity, possibly including substantial investments in long-term debt and Treasury strips, which have a high sensitivity to interest rate fluctuations. Although historical returns for long-term bonds in this climate have been above the norm, on average, it is possible that returns may be negative during any particular period. The emphasis on long-term bonds in this climate could lead to a greater loss than if the Fund had not increased its average portfolio maturity.

13

Investment Objective, Strategies and Related Risks
(continued)

Because the level of yields is the primary source of returns in the fixed-income markets, the Fund will tend to emphasize medium- and long-term fixed-income investments when interest rates are relatively high, regardless of the status of market action. However, the exposure of the Fund to interest rate risk is generally expected to be less aggressive when market action is unfavorable than when it is favorable.

When interest rates are unfavorably low and market action exhibits favorably declining yield trends, the Fund will tend to emphasize short- and medium-term securities, while using declines in yield as opportunities to reduce its holdings of long-term bonds or otherwise to hedge its interest rate risk.

The investment manager believes that the most severe market losses generally occur when both valuations and market action are unfavorable. This is typically a climate in which the Fund will establish a defensive investment position by maintaining a shorter average portfolio maturity emphasizing short-term securities. In this climate, the Fund may also hedge its exposure to interest rate risk by using options on Treasury securities. Although historical returns in this climate have been, on average, below the norm, it is possible that returns may be significantly positive during any particular period. The emphasis on short-term securities in this climate could lead to a loss or a smaller gain than if the Fund had not shortened its average portfolio maturity.

INVESTMENT PRACTICES AND RISKS

The Fund invests primarily in fixed-income securities issued by the U.S. Treasury, U.S. Government agency securities (primarily mortgage-backed securities), and investment grade corporate debt rated AA or higher. Fixed-income securities are subject to interest rate risk, which may be substantial for long-term debt and are also subject to varying degrees of credit risk and liquidity risk. Mortgage-backed securities are subject to special risks that may result in increased losses when interest rates rise, and limit appreciation when interest rates fall.

The primary strategy of the Fund involves adjustment of the Fund’s average portfolio maturity (duration) in response to changes in the market climate identified by the investment manager. A brief description of the Fund’s investments and the investment practices that the Fund may employ, together with a discussion of risks associated with investing in the Fund, is provided below. (The SAI contains further details about particular types of investment strategies and hedging techniques that may be utilized by the investment manager, as well as the risks associated with those strategies and techniques.)

14	Hussman Strategic Total Return Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

Zero-Coupon Bonds and Treasury STRIPS

The Fund may invest in zero-coupon bonds and U.S. Treasury STRIPS. These include securities that have no coupons and pay interest only at maturity, and securities that have been stripped of their interest coupons, as well as individual interest coupons from such securities that trade separately. These securities entitle the holder to a single payment at maturity, and are purchased at a discount from their maturity value. STRIPS and other zero-coupon securities typically have a significantly higher duration than coupon securities of the same maturity, and experience proportionately greater price fluctuations in response to changes in interest rates. The Fund intends to use STRIPS and similar instruments to increase portfolio duration during market climates in which long-term interest rates are high relative to inflation and short-term interest rates. These securities have significant interest rate risk, and generally experience larger price declines when interest rates rise, compared with coupon-bearing securities of the same maturity.

Convertible Bonds

Corporate bonds purchased by the Fund may include securities that are convertible at a stated price or rate within a specified period of time into a specified number of shares of common stock of the issuer. By investing in convertible bonds, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the bonds are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible bond is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the bond’s worth, at market value, if converted into the underlying common stock). A convertible bond may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible bond. If a convertible bond held by the Fund is called for redemption, the Fund must permit the issuer to redeem the bond, convert it into the underlying common stock or sell it to a third party.

Treasury and Currency Derivatives

The Fund may purchase and sell futures contracts on U.S. Treasury securities, as well as put and call options on U.S. Treasury futures contracts, to manage its interest rate risk. These futures contracts enable an investor to buy or sell a U.S. Treasury security in the future at an agreed-upon price. A call option on a futures contract gives the purchaser of the option the right to purchase the underlying futures contract from the writer of the option at a specified exercise price. A put option on a futures contract gives the purchaser of the option the right to sell the underlying futures contract to the writer of the option at a specified exercise price.

15

Investment Objective, Strategies and Related Risks
(continued)

The Fund may purchase and sell put and call options on foreign currencies and currency futures contracts to establish or modify the portfolio’s exposure to non-U.S. dollar-denominated currencies. The Fund may also use cash-settled currency options, which deliver cash upon exercise. A cash-settled call option gives the holder the right to receive the amount by which the actual price of the foreign currency exceeds the specified exercise price of the option (both generally expressed in U.S. dollars), if this value is positive at the time of exercise. A cash-settled put option gives the holder the right to receive the amount by which the specified exercise price of the option exceeds the actual price of the foreign currency, if this value is positive at the time of exercise. The expected use of foreign currency options by the Fund will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own. Alternatively, the Fund may purchase currency futures contracts to gain exposure to currencies which the Fund seeks to own. These strategies are intended to simulate the purchase of a short-term money market instrument denominated in the foreign currency.

The Fund may seek to enhance returns by writing call options to hedge debt securities which are owned by the Fund but which are not expected to advance significantly in price over the short term. Call options may also be written to hedge debt securities held by the Fund for the purpose of hedging interest rate risk. The Fund may purchase put options for the purpose of hedging the interest rate risk of debt securities held by the Fund. The Fund may also simultaneously write call options and purchase put options in order to restrict price fluctuations within a desired range.

The techniques used by the Fund to hedge its portfolio are considered by the investment manager to be conservative strategies, but involve certain risks. Derivatives such as futures contracts and options can be volatile and the potential loss to the Fund may exceed the Fund’s initial investment. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative at the wrong time or judges market conditions incorrectly, the use of derivatives may significantly reduce the Fund’s return. The Fund could also experience losses if the securities underlying a derivative are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for derivatives becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

16	Hussman Strategic Total Return Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

Inflation Indexed Securities

The Fund may invest in inflation-indexed securities issued by governments and their agencies or instrumentalities or by corporations. These may include Treasury Inflation-Protected Securities (“TIPs”). The principal amount of a TIP is periodically adjusted according to changes in the rate of inflation as measured by the Consumer Price Index (“CPI”). The interest rate is fixed at issuance as a percentage of the principal amount as so adjusted from time to time. If the CPI declines, the principal amount of the security will be reduced and, consequently, the amount of interest payable on the security will also be reduced. Because of this inflation adjustment feature, inflation-indexed securities usually have lower yields than conventional fixed-rate bonds. Any increase in the principal amount of an inflation-indexed security is taxable currently as ordinary income, even though the investor does not receive the principal until maturity.

Utility Stocks, Precious Metals Stocks, Shares of REITs and Foreign Government Bonds

The Fund may invest in securities outside of the U.S. fixed income market. These investments will generally include utility stocks, precious metals stocks, shares of REITs, and foreign government debt securities.

Investments in utility stocks are subject to special risks due to government regulation, which may reduce a utility’s return on invested capital, and limit its ability to finance capital spending or to pass cost increases through to consumers. Stocks of utilities may be more sensitive to changes in interest rates than other types of equity investments.

Prices of gold mining stocks and other precious metals stocks can be influenced by a variety of global economic, financial and political factors and may experience unusual price volatility over short periods of time. The price of gold and precious metals may be affected by supply and demand and unpredictable monetary policies. Though precious metals investments may be used to hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical relationships will continue.

Investments in REITs are generally subject to the risks associated with investing in real estate, which include, without limitation, possible declines in the value of real estate; adverse conditions in the real estate rental market; adverse general and local economic conditions; possible lack of availability of mortgage funds; overbuilding in a particular market; changes in interest rates; and environmental problems (as described in section entitled “Risk/Return Summary”). Stocks of REITs may also be more sensitive to changes in interest rates than other types of equity investments.

17

Investment Objective, Strategies and Related Risks
(continued)

Foreign government bonds are subject to foreign investment risk, including substantial currency risk, as described in the section entitled “Risk/Return Summary.”

Exchange Traded Funds

The Fund may invest in shares of exchange traded funds (“ETFs”) and similar investment vehicles if the investment manager chooses to adjust the Fund’s exposure to the general market or a particular segment of the bond market or a foreign currency, and to manage the Fund’s risk exposure. ETFs and these similar vehicles differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940 and hold a portfolio of securities designed to track the performance of a particular index. Similar investment vehicles that are not investment companies due to their legal structure are similar to ETFs and are designed to track the performance of an index or basket of securities.

Investments in shares of ETFs and similar investments involve risks generally associated with investments in their underlying investments, including the risk that the general level of prices of the underlying investments, or that the prices within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETFs held by the Fund, and also involves the risks that: (1) an active trading market for shares may not develop or be maintained; (2) trading of shares may be halted if the listing exchange deems such action appropriate; and (3) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily.

The investment manager may decide to purchase or sell short ETF shares (or shares of similar investment vehicles) or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts—to obtain exposure to the bond market or a particular segment of the bond market or a foreign currency, or to hedge the Fund’s portfolio against such exposures. Depending on the holding period and other factors, the use of ETF shares and options thereon (and similar investments) can be less costly than the use of index options or index futures. In addition, these investments can typically be purchased in amounts that are smaller than available from futures contracts and may provide the Fund with the ability to create exposure to markets and to market sectors for which there are no suitable or liquid futures contracts.

18	Hussman Strategic Total Return Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

Short Sales of ETFs

Although the Fund effects short sales of ETF shares and similar investment vehicles solely for hedging purposes, these transactions nonetheless involve certain risks. A short sale involves the sale of ETF shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the ETF shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason short selling is considered to be a speculative practice.

Temporary and Defensive Investments

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in money market instruments and shares of money market mutual funds, or it may hold cash. The Fund will not be pursuing its normal investment policies in these circumstances. The Fund may also hold these investments for liquidity purposes.

Portfolio Turnover

The Fund does not necessarily hold the fixed-income securities in which it invests to maturity. Its holding period for some securities may be relatively short. Because the Fund places added emphasis on capital appreciation during certain market climates, the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment manager believes that the sale is in the best interest of the Fund (for example, if the investment manager believes an alternative investment has greater growth potential). Short-term trading will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses, which would reduce the Fund’s investment performance. In addition, a high level of short-term trading may accelerate taxable income recognized by shareholders, and may reduce the after-tax returns of the shareholders, in particular because it may generate short-term capital gains, which are taxed at ordinary income tax rates.

19

Fund Management

THE INVESTMENT ADVISER AND PORTFOLIO MANAGER

Hussman Econometrics Advisors, Inc. (“Hussman Econometrics”), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as the investment adviser of the Fund. Hussman Econometrics is a registered investment adviser that manages more than $9 billion in assets as of September 30, 2010.

John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman Econometrics since its inception in March 1989. Dr. Hussman also serves as the President of Hussman Investment Trust (the “Trust”) and has served as the portfolio manager of the Fund since its inception in September 2002. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics.

Dr. Hussman is responsible for the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s SAI contains further details about Dr. Hussman’s compensation, other accounts managed by Dr. Hussman, and Dr. Hussman’s ownership of Fund shares. The Fund’s investment activities are highly dependent upon the services personally provided by Dr. Hussman. Dr. Hussman’s knowledge and expertise regarding the investment and hedging strategies used by the Fund may be critical to the Fund’s ability to pursue its investment program. For this reason, in the event that Dr. Hussman becomes unable to manage the Fund’s investment portfolio, the Board of Trustees of the Trust would take such action as it deems to be in the best interest of the Fund’s shareholders, which could include an orderly liquidation of the Fund and return of capital to shareholders.

In consideration of services provided by Hussman Econometrics, the Fund pays Hussman Econometrics an investment advisory fee based upon the amount of the Fund’s average daily net assets. The investment advisory fee is computed at the annual rates of 0.50% of the first $1 billion of average daily net assets of the Fund and 0.45% of such assets over $1 billion. Prior to July 13, 2009, the Fund paid Hussman Econometrics an investment advisory fee computed at the annual rates of 0.55% of the first $500 million of average daily net assets of the Fund and 0.50% of such assets over $500 million. The investment advisory fee paid to Hussman Econometrics during the fiscal year ended June 30, 2010 was equal to 0.49% of the Fund’s average daily net assets.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the annual continuance of the Fund’s investment advisory agreement with Hussman Econometrics is available in the Fund’s annual report for the year ended June 30, 2010.

20	Hussman Strategic Total Return Fund	(800) HUSSMAN

Fund Management (continued)

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about Hussman Econometrics, Ultimus and other service providers to the Fund.

21

How the Fund Values Its Shares

The net asset value of the Fund’s shares (“NAV”) is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities and other investments at their current market values determined on the basis of market quotations, or, if market quotations are not readily available or are considered to be unreliable due to significant market or other events, at their fair values as determined under procedures approved by the Board of Trustees.

Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Redemptions and exchanges of Fund shares may be subject to a redemption fee (see “How to Redeem Shares” for details).

22	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Buy Shares

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund’s NAV next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a brokerage firm or other financial intermediary may be charged a fee by such brokerage firm or intermediary.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $1,000, except for an IRA or a gift to minors account, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to Hussman Strategic Total Return Fund.

•	Mail the application and the check to the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at the following address:

Hussman Strategic Total Return Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

23

How to Buy Shares (continued)

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

US Bank NA
ABA # 042000013
Attention: Hussman Strategic Total Return Fund
Credit Account # 821663168
Account Name _________________
For Account # _________________

An order is considered received when US Bank NA, the Fund’s custodian, receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept purchase orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

24	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Buy Shares (continued)

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gift to minors account, which must be in amounts of at least $50. Additional purchases may be made:

•
By sending a check, made payable to Hussman Strategic Total Return Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

•	By wire of federal funds to the Fund account as described under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

•	Through your brokerage firm or other financial institution.

•	By electronic funds transfer from a financial institution through the Automated Clearing House (“ACH”), as described below.

By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

25

How to Buy Shares (continued)

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

26	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Buy Shares (continued)

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading (“market timing”) vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund’s ability to maximize investment return. These risks can have an adverse affect on the Fund’s performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of “stale” prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.

The Trust discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund’s policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 1.5% redemption fee that applies to redemptions or exchanges of shares of the Fund within 60 days of purchase. The Trust also reserves the right to reject any purchase order or exchange request that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Trust relies on intermediaries to help monitor and enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within 60 days of their purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

27

How to Exchange Shares

Shares of the Fund and shares of Hussman Strategic Growth Fund and Hussman Strategic International Equity Fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past 60 days (see “How to Redeem Shares”). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

•	Your name and telephone number

•	The exact name of your account and account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the fund from which the exchange is to be made

•	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

28	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Redeem Shares

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the number of shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signature Guarantees. If the shares to be redeemed have a value of more than $50,000, or the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. You may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN.

29

How to Redeem Shares (continued)

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account registration stated on the account application. Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as permitted by the 1940 Act or by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

30	Hussman Strategic Total Return Fund	(800) HUSSMAN

How to Redeem Shares (continued)

REDEMPTION FEE

A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee is waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

The redemption fee is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see “Automatic Withdrawal Plan” below). In order to qualify for this waiver, the total annual redemption under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

MINIMUM ACCOUNT BALANCE

Due to the cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

31

How to Redeem Shares (continued)

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely impact the Fund’s operations. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed. When you convert these securities to obtain cash, you will pay brokerage charges.

32	Hussman Strategic Total Return Fund	(800) HUSSMAN

Dividends, Distributions and Taxes

Income dividends are normally declared and paid on a quarterly basis. Net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified in all prior years and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

The Fund’s transactions in options and futures contracts, REITs and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

33

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended June 30,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$11.87	$11.99	$10.92	$11.30	$10.94

Income from investment operations:
Net investment income	0.18	0.05	0.24	0.32	0.32
Net realized and unrealized gains on investments and foreign currencies	0.69	0.35	1.59	0.06	0.65
Total from investment operations	0.87	0.40	1.83	0.38	0.97

Less distributions:
Dividends from net investment income	(0.16)	(0.01)	(0.23)	(0.33)	(0.31)
Distributions from net realized gains	(0.17)	(0.53)	(0.54)	(0.43)	(0.30)
Total distributions	(0.33)	(0.54)	(0.77)	(0.76)	(0.61)

Proceeds from redemption fees collected	0.00 (a)	0.02	0.01	0.00 (a)	0.00 (a)

Net asset value at end of year	$12.41	$11.87	$11.99	$10.92	$11.30

Total return(b)	7.44%	3.94%	17.23%	3.46%	9.01%

Net assets at end of year (000’s)	$1,884,985	$1,023,591	$330,965	$174,480	$158,735

Ratio of net expenses to average net assets(c)	0.67%	0.75%	0.90%	0.90%	0.90%

Ratio of net investment income to average net assets	1.59%	0.26%	2.05%	2.86%	2.94%

Portfolio turnover rate.	69%	36%	212%	41%	55%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 0.92% for the year ended June 30, 2006.

34	Hussman Strategic Total Return Fund	(800) HUSSMAN

PRIVACY NOTICE

FACTS	WHAT DO THE HUSSMAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Hussman Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Hussman Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-HUSSMAN (1-800-487-7626)

35

Who we are
Who is providing this notice?	Hussman Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do The Hussman Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Hussman Funds collect my personal information?
We collect your personal information, for example, when you
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Hussman Econometrics Advisors, Inc., the investment adviser to The Hussman Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Hussman Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Hussman Funds don’t jointly market.

36	Hussman Strategic Total Return Fund	(800) HUSSMAN

INVESTMENT ADVISER
Hussman Econometrics Advisors, Inc.
5136 Dorsey Hall Drive
Ellicott City, Maryland 21042

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, 19th Floor
 Cincinnati, Ohio 45202

LEGAL COUNSEL
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

CUSTODIAN
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

John P. Hussman, Ph.D. is the President of Hussman Econometrics Advisors, Inc. and the portfolio manager of Hussman Strategic Growth Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

• Annual and Semi-Annual Reports

The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

• Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semi-annual reports, free of charge, on the Fund’s website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

www.hussmanfunds.com
Investment Company Act File No. 811-09911

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND

TICKER SYMBOL: HSIEX

The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. It has the ability to vary its exposure to market fluctuations based on factors the investment manager believes are indicative of prevailing market return and risk characteristics.

HUSSMAN INVESTMENT TRUST

 PROSPECTUS: NOVEMBER 1, 2010

For information or assistance in opening an account, please call toll-free
1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund’s shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary
What is the Fund’s Investment Objective?	1
What are the Fund’s Fees and Expenses?	1
What are the Fund’s Principal Investment Strategies?	2
What are the Principal Risks of Investing in the Fund?	4
What has been the Fund’s Performance History?	6
Management of the Fund	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
Investment Objective, Strategies and Related Risks	7
Fund Management	16
How the Fund Values Its Shares	18
How to Buy Shares	19
How to Exchange Shares	24
How to Redeem Shares	25
Dividends, Distributions and Taxes	28
Financial Highlights	30
Privacy Notice	31
For More Information	Back Cover

Hussman Strategic International Equity Fund

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND (the “Fund”) seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.50%
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.50%
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	4.00%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	5.04%
Fees Deferred and Expenses Reimbursed	(3.00%) (1)
Total Annual Fund Operating Expenses After Fee Deferrals and Expense Reimbursements	2.04%

(1)
The investment manager has contractually agreed to defer its fee and/or to absorb or reimburse a portion of the Fund’s expenses until at least December 31, 2012 to the extent necessary to limit the Fund’s ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense, and any extraordinary expenses) to an amount not exceeding 2.00% annually of the Fund’s average daily net assets. Under the terms of this agreement, the investment manager may recover from the Fund fees it has deferred and expenses previously absorbed or reimbursed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense, and any extraordinary expenses) to exceed the 2.00% limit.

1

Risk/Return Summary (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also takes into account that the investment manager’s contractual arrangement to defer its fee and/or to absorb or reimburse other Fund expenses remains in effect only until December 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 207	$ 954	$2,022	$4,688

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

The Fund is designed for investors who want to participate in foreign stock markets, and also want to reduce their exposure to general market fluctuations in conditions that have historically been unfavorable for foreign stocks. Under normal market conditions, the Fund invests at least 80% of its net assets in: (i) equity securities of companies that derive a majority of their revenues or profits from, or have a majority of their assets in, a country or countries other than the U.S.; and (ii) shares of exchange traded funds (“ETFs”) and similar investment vehicles that invest primarily in the equity securities of such companies. The Fund may invest in all types of equity securities, including common stock, preferred and convertible preferred stocks, warrants and rights. When market conditions are unfavorable in the view of Hussman Econometrics Advisors, Inc., the Fund’s investment manager, the Fund may use swaps, index options and index futures to reduce its exposure to general market fluctuations or to market fluctuations within a specific country or geographic region.

The Fund invests principally in equity securities issued by companies in developed countries, but may also invest in emerging markets in developing countries. There are no restrictions as to the market capitalization of the companies in which the Fund invests. The Fund may invest in American Depositary Receipts (ADRs) listed on U.S.

2	Hussman Strategic International Equity Fund

Risk/Return Summary (continued)

stock exchanges and depositary receipts listed on foreign securities exchanges. These securities represent ownership interests in the securities of non-U.S. issuers. The Fund may invest up to 30% of its net assets in shares of ETFs and similar investment vehicles that invest in foreign equity securities.

In general, the stock selection approach of the investment manager focuses on securities demonstrating favorable valuations and/or market action. The primary value consideration is the relationship between the current price and the present value of expected future cash flows. Other valuation measures, such as the ratio of the stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth of cash flows in an attempt to measure underlying value and probable long-term returns. The analysis of market action includes measurements of price behavior and unusual trading volume. The investment manager believes that strength in these measures is often followed by favorable earnings surprises above consensus estimates, which can result in increases in stock prices.

The investment manager believes that market return/risk conditions differ significantly across market conditions. In the analysis of overall market conditions, valuation considers the relationship of major stock indices to the aggregate earnings, dividends and cash flows expected of securities in those indices, adjusted for factors such as the level of profit margins and general economic conditions. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.

Historically, different combinations of valuation and market action have been accompanied by significantly different stock market performance in terms of return/risk. The investment manager expects to hold a fully invested position in stocks in environments where the expected return from market risk is believed to be high, and may reduce or “hedge” the exposure of the Fund in environments where the expected return from market risk is believed to be unfavorable.

Specific strategies for reducing or “hedging” market exposure may include entering into swaps, or establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more market indices considered by the investment manager to be correlated with the Fund’s portfolio.  The total notional value of the Fund’s hedge positions is not expected to exceed the value of stocks owned by the Fund, so that the most defensive position expected by the Fund will be a “fully hedged” position in which long and short exposures are of equal size.

The choice of market indices and instruments used for hedging is based on a consideration of the securities held in the portfolio from time to time, and the

3

Risk/Return Summary (continued)

availability and liquidity of futures, options and other instruments (such as ETFs) on such indices. The intent of the Fund’s hedging strategy is to reduce the impact of general market fluctuations when global stock market conditions generally or within a specific country, geographic region or industry sector are viewed by the investment manager as unfavorable. The Fund generally hedges using indices that are correlated, though perhaps imperfectly, with the stocks owned by the Fund. These may include foreign stock indices and indices of U.S. stocks such as the Standard and Poor’s 500 Index. The instruments used to hedge foreign stock markets may hedge equity risk with or without hedging currency risk. The Fund has the discretion to enter into foreign currency contracts or currency index futures to hedge against the adverse impact of changes in foreign exchange rates on its investments and transactions in foreign securities. Positions that separately hedge market risk and currency risk are netted as single positions for the purposes of calculating the notional value of the Fund’s hedges.

Because the MSCI Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is perhaps the most widely recognized index of stock prices in foreign markets, it is believed to be an appropriate broad-based securities market index against which to compare the Fund’s long-term performance. The Fund may invest in securities that are not included in the MSCI EAFE Index, and may vary its exposure to market fluctuations depending on market conditions. As a result, the Fund’s investment returns may differ from the performance of major stock market indices, particularly over the short term, and from the performance of U.S. stock markets.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The principal risks of the Fund are the risks generally associated with investing in stocks. Stock market movements will affect the Fund’s share price on a daily basis. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund. The market values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors’ perceptions of the company or the overall stock market and general economic conditions.

Because the Fund invests primarily in the securities of foreign companies and U.S. companies that conduct significant activities or have significant assets outside the U.S., an investment in the Fund involves greater risks than an investment in a mutual fund that invests primarily in the securities of U.S. companies. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days and accounting standards, uncertain tax laws, and higher transaction costs of foreign markets. Investments outside the U.S. may be adversely affected by governmental actions such as capital or currency controls, nationalization of a company or industry,

4	Hussman Strategic International Equity Fund

Risk/Return Summary (continued)

expropriation of assets, or imposition of high taxes. Also, foreign markets can be more volatile than U.S. markets. Trading in foreign securities may take place in various foreign markets on certain days when the Fund is not open for business and does not calculate its share price. As a result, the Fund’s share price may be significantly affected on days when shareholders cannot buy or redeem shares of the Fund.

The success of the Fund’s investment strategy depends largely on the investment manager’s skill in assessing the potential for appreciation in value of the securities in which the Fund invests. Also, because the Fund’s exposure to market fluctuations will vary depending on the investment manager’s assessment of current stock market conditions in various foreign countries and geographic regions, the investment return and share price of the Fund may fluctuate or deviate from overall market returns generally or within individual countries or geographic regions to a greater degree than other funds that do not employ these strategies. This is known as “tracking risk.” For example, if the Fund has taken a defensive posture by hedging the exposure of its portfolio against the risk of price declines, and stock prices advance, the return to investors in the Fund will be lower than if the portfolio had not been hedged.

The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

The techniques used by the Fund to hedge its portfolio are intended by the investment manager to reduce the impact of general market fluctuations on the portfolio, but such techniques involve certain risks. For example, a hedge might not actually correlate well to the price movements of the Fund’s stock investments and may have unexpected or undesired results, such as a loss or a reduction in gains. The Fund may experience a loss even when it is “fully hedged,” if the returns of the stocks held by the Fund fall short of the returns of the securities and financial instruments used to hedge, or if the exercise prices of the Fund’s call and put option hedges differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index. When options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying such options are unchanged. (See “Investment Practices and Risks.”)

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

5

Risk/Return Summary (continued)

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The Fund commenced operations on December 31, 2009 and therefore does not have a performance history for a full calendar year.

MANAGEMENT OF THE FUND

Investment Adviser

Hussman Econometrics Advisors, Inc. (the “Adviser”)

Portfolio Managers

John P. Hussman, Ph.D. is the lead portfolio manager and William J. Hester, CFA, is the co-portfolio manager of the Fund, and they have been the Fund’s portfolio managers since its inception in December 2009. Dr. Hussman has served as the Chairman and President of the Adviser since March 1989 and as President of Hussman Investment Trust since 2000. Mr. Hester is a Senior Research Analyst of the Adviser and joined the Adviser in 2003.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment - $1,000, except the minimum is $500 for an individual retirement account (“IRA”) or a gift to minors account

Minimum Subsequent Investment -$100, except the minimum is $50 for an IRA or a gift to minors account

General Information. You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by telephone or through your financial institution.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for various services provided to the Fund or to customers of the intermediary who invest in the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	Hussman Strategic International Equity Fund

Investment Objective, Strategies and Related Risks

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

PORTFOLIO MANAGEMENT PROCESS

Security Selection

The Fund invests primarily in the equity securities of non-U.S. issuers in major developed foreign countries, although the Fund may invest a portion of assets in securities of issuers in developing or emerging market countries. The investment manager’s investment process emphasizes “bottom-up” security selection, focusing on an analysis of a company’s “fundamentals” – revenues, earnings, cash-flows, dividends, and assets and liabilities – coupled with an analysis of market action, including price behavior and trading volume. Although the investment manager limits the portion of the Fund’s portfolio allocated to investments in any specific country or industry group to reduce investment risks, the investment manager’s stock selection process intentionally results in overall portfolio allocation weights to countries and industry groups that differ from what a passive capitalization-based strategy would produce.

The investment manager’s stock selection approach generally seeks to identify for investment by the Fund securities which display one or more of the following: (1) favorable valuation, meaning a price which appears reasonable relative to revenues, earnings, cash-flows and dividends expected in the future; and (2) favorable market action as measured by factors such as price behavior and trading volume.

The investment manager believes that the information contained in earnings, balance sheets and annual reports represents only a fraction of what is known about a given stock. The price behavior and trading volume of a stock may reveal additional information about what traders know. For example, positive earnings surprises are generally followed by price strength. More importantly, such surprises are often preceded by price strength. In addition to using fundamental research on earnings and valuation, the investment manager relies on statistical methods to infer as much information as possible from the behavior of individual stock prices.

The focus of this investment approach is to buy securities of quality companies exhibiting attractive valuation, as well as price and volume behavior which conveys favorable information about their future prospects.

Market Climate

Some risks are more rewarding than others. Rather than exposing the Fund to stock market risk at all times, the investment manager attempts to reduce the risk of

7

Investment Objective, Strategies and Related Risks
(continued)

major capital loss during conditions that have historically been unfavorable for equity securities. In market conditions where average historical returns on international equity securities have been near or below risk-free Treasury bill yields, the Fund’s portfolio may be fully hedged. The Fund will be fully invested only when the investment manager identifies conditions in which stocks have historically been rewarding investments.

The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable. It should not be interpreted as an exhaustive account of the market analysis techniques used by the investment manager. The descriptions of market performance during various investment climates are based on historical data. There is no assurance that these historical return/risk profiles will continue to be true in the future.

The investment manager’s approach combines “valuation” and “market action” to define investment conditions. Valuation considers the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. Market action gauges aspects of market behavior well beyond obvious trends of major stock market indices, and also considers extremes in the duration and extent of prevailing trends. For this reason, market action may be graded as positive even when major stock indices have recently declined, and conversely, may be graded as negative even when major stock indices have recently advanced.

Each unique combination of valuation and market action produces a specific “Market Climate” with its own average historical characteristics of expected return and risk. The intent of the Fund is not to “predict” market direction. All of the Market Climates defined by the investment manager may experience short-term returns which are both positive and negative. Rather, the intent of the Fund is to accept those investment risks which are likely to be compensated by high returns, on average, while attempting to systematically avoid those risks which have historically not been compensated.

The investment manager believes that the strongest market returns generally occur when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest market returns have been associated with these conditions. Accordingly, this is typically a climate in which the Fund will establish an aggressive investment position in a country or geographic region, without employing hedging strategies. Although historical stock market returns in this climate generally have been above the norm, it is possible during any particular period that returns in this climate may nonetheless be negative.

8	Hussman Strategic International Equity Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

In contrast, the investment manager believes that the most severe market losses generally occur when both valuations and market action are unfavorable. The historical frequency of such negative Market Climates is quite low, occurring about 25% of the time. But when both valuations and market action have been unfavorable, equity securities have historically generated poor returns, on average. Even so, it is possible that returns in this climate may be positive during any particular period. The use of hedging during such a period could lead to a loss or a smaller gain than if the Fund had not hedged.

Hedging may be used to a lesser extent during intermediate Market Climates where either valuation or market action is favorable and the other is unfavorable. When stock valuations have been unfavorably high but market action has been favorable, stocks have historically generated above-average returns. In this climate, the investment manager may partially hedge the Fund’s portfolio, but will generally maintain a positive market position overall. While actual returns will vary depending on the specific securities held by the Fund, a “positive market position” means that the Fund’s portfolio has been positioned in such a way so as to be expected to benefit from a general advance in the market. When valuations have been favorable but market action has been unfavorable, stocks have historically generated positive but more moderate returns. In this climate, the Fund may be fully or partially hedged, and the investment manager may attempt to increase the Fund’s stock market exposure by reducing the extent of its hedges in response to general price declines.

Here are the general characteristics of the basic Market Climates as defined by the investment manager, based on its assessment of historical market data, and the general investing approaches that the investment manager follows in response to those climates:

VALUATION		MARKET ACTION
		Favorable	Unfavorable
	Favorable	Very High Expected Return Relatively Low Risk of Loss Modest Volatility Emphasize aggressive opportunities for capital appreciation	Average Expected Return Considerable Risk of Loss Very High Volatility Increase market exposure moderately on declines
	Unfavorable	Above Average Expected Return Modest Risk of Loss Modest Volatility Maintain a generally positive market position	Negative Expected Return Extreme Risk of Loss High Volatility Emphasize protection of capital

9

Investment Objective, Strategies and Related Risks
(continued)

INVESTMENT PRACTICES AND RISKS

A brief description of the Fund’s investments and the investment practices that the Fund may employ, together with a discussion of risks associated with investing in the Fund, is provided below. (The Statement of Additional Information (“SAI”) contains further details about particular types of investment strategies and hedging techniques that may be utilized by the investment manager, as well as the risks associated with those strategies and techniques.) Because of the types of securities in which the Fund invests and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. The investment manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and by using hedging techniques when considered appropriate. However, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the models used by the investment manager in determining which securities to purchase and whether to hedge the Fund’s portfolio investment will be accurate or appropriate, and there is no assurance that the Fund will achieve its investment objective. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

•
Stock Investment Risks. Because the Fund normally invests primarily in common stocks and other equity securities, the value of the Fund’s portfolio will be affected by changes in the stock markets. At times, the foreign stock markets can be volatile, and stock prices can change drastically.

This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s portfolio securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. In addition, other factors can adversely affect a particular stock’s prices (for example, poor management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

•
Foreign Investment Risks. Because the Fund invests primarily in the securities of foreign companies and U.S. companies that conduct significant activities or have significant assets outside the U.S., an investment in the Fund involves greater risks than an investment in a mutual fund that invests primarily in the securities of U.S. companies. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days and accounting standards, uncertain tax laws, and higher transaction costs of foreign markets. Investments outside the U.S. may be adversely affected by governmental actions such as capital or currency controls, nationalization of a company or

10	Hussman Strategic International Equity Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

industry, expropriation of assets, or imposition of high taxes. Trading in foreign securities may take place in various foreign markets on certain days when the Fund is not open for business and does not calculate its share price. As a result, the Fund’s share price may be significantly affected on days when shareholders cannot buy or redeem shares of the Fund.

•
Currency Risk. Because the Fund holds securities valued in foreign currencies and holds foreign currencies when it purchases and sells foreign securities, changes in exchange rates will impact the value of the Fund’s assets. Thus, investments in foreign securities involve currency risk, which is the risk that the values of the foreign securities and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. The Fund may, but is not required to, hedge against currency risk through the use of forward foreign currency contracts which are entered into directly with dealers. A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction, or the inability of the Fund to close out a position if the trading market becomes illiquid. There can be no assurance that any currency hedging transactions will be successful, and the Fund may suffer losses from these transactions.

•
Emerging Markets Risk. Although the Fund invests principally in equity securities issued by companies in developed countries, it may also invest in emerging markets in developing countries. Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

11

Investment Objective, Strategies and Related Risks
(continued)

•
Market Capitalization Risk. The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

•
Exchange Traded Funds. The Fund may invest up to 30% of its net assets in shares of ETFs and similar investment vehicles. ETFs and these similar vehicles differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940 and hold a portfolio of common stocks designed to track the performance of a particular index. Similar investment vehicles that are not investment companies due to their legal structure are similar to ETFs and are designed to track the performance of an index or basket of securities.

Investments in shares of ETFs and similar investments involve risks generally associated with investments in common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETFs held by the Fund, and also involves the risks that: (1) an active trading market for shares may not develop or be maintained; (2) trading of shares may be halted if the listing exchange deems such action appropriate; and (3) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may temporarily halt trading.

The investment manager may decide to purchase ETF shares (or shares of similar investment vehicles) for the same reasons it would purchase (and as an alternative to purchasing) individual stocks, futures contracts, or options on futures contracts—to obtain exposure to the stock market, index or a particular segment of the stock market. Depending on the holding period and other factors, the use of ETF shares and options thereon (and similar investments) can be less costly than the use of index options or stock index futures. In addition, these investments can typically be purchased in amounts that are smaller than available from futures contracts and may provide the Fund with the ability to create exposure to markets and market sectors for which there are no suitable or liquid futures contracts or options.

12	Hussman Strategic International Equity Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

•
Derivative Instruments. The Fund may enter into swap agreements, purchase and sell futures contracts on broad-based stock indices (and options on such futures contracts), and may purchase and write put and call options on such indices. The Fund may also purchase and write call and put options on shares of ETFs (and similar investment vehicles). These are all referred to as “derivative” instruments, since their values are based on (“derived from”) the values of other securities.

Options and certain other derivatives may be purchased on established exchanges or through privately negotiated over-the-counter (“OTC”) transactions. The Fund effects OTC derivatives transactions only with counterparties that the investment manager believes to be creditworthy. However, these transactions involve risks not associated with exchange traded derivatives because there is no exchange on which to close out an open position, no standardization of contracts, no assurance that a counterparty will remain creditworthy or solvent, and no assurance that a market for an OTC derivative will be made or maintained or will be liquid or remain liquid.

Swaps are individually negotiated agreements that can be structured to adjust the Fund’s exposure to particular markets, countries, geographic regions or industry sectors. Swap agreements can take many different forms and are known by a variety of names. In a typical swap of the type used by the Fund, the Fund and a counterparty agree to make payments to each other based on changes in the value of a specified stock index in exchange for payments by the Fund of a specified interest rate (typically, a floating rate), applied to a stated or “notional” amount. Because swaps are OTC transactions they are subject to counterparty risk. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. (See “Investment Practices and Risks - Illiquid Investments.”) The Fund’s use of swaps generally will be limited to equity swaps through which the Fund seeks to hedge its investment exposure.

A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a specified index at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the stock index declines in value, and earns a negative return if the stock index increases in value. The primary use of stock index futures by the Fund will be to hedge the Fund’s stock portfolio against potential market declines. The term “hedging” refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.

13

Investment Objective, Strategies and Related Risks
(continued)

A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The expected use of call options by the Fund will generally be to write call options on stock indices or ETFs (or similar investment vehicles) for the purpose of hedging market risk. The Fund may also purchase put options on stock indices or ETFs for the purpose of hedging market risk.

The Fund adheres to specific limitations on its use of derivatives and other hedging strategies, including short sales of shares of ETFs. The most defensive stance expected to be taken by the Fund will be a “fully hedged” position. Accordingly, even during the most unfavorable market conditions, the notional value of hedging positions through the combination of short futures contracts, short call options and purchased put options, short sales of ETF shares and all other instruments used for hedging is not expected to exceed the aggregate value of the equity securities owned by the Fund.

Derivative instruments can be volatile. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund could also experience losses if the indices underlying its positions in derivatives are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the underlying security.

Under its investment policies, the Fund is authorized to use other types of derivative instruments, which are described in the SAI, in connection with its investment program. However, the Fund does not intend to use any of these instruments during the coming year.

14	Hussman Strategic International Equity Fund	(800) HUSSMAN

Investment Objective, Strategies and Related Risks
(continued)

•
Illiquid Investments. Although the Fund invests primarily in liquid, publicly traded securities, OTC instruments used by the Fund for hedging purposes (such as OTC swaps and options) may not have an active trading market or may be illiquid. Because of the absence of a trading market for illiquid investments, the Fund may not be able to sell such investments at prices approximating those at which the Fund values them or at the times it desires to do so. This may adversely affect the Fund’s net asset value. Illiquid securities may trade at a discount from comparable liquid investments and may be subject to wide fluctuations in value. The Fund will not invest more than 15% of the value of its net assets in securities and other investments that are illiquid.

•
Temporary and Defensive Investments. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments and shares of money market mutual funds, or it may hold cash. The Fund will not be pursuing its normal policy of investing at least 80% of its assets in the securities of non-U.S. issuers in these circumstances. The Fund may also hold these investments for liquidity purposes.

•
Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment manager believes that the sale is in the best interest of the Fund (for example, if the investment manager believes an alternative investment has greater growth potential). Short-term trading will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses, which would reduce the Fund’s investment performance. In addition, a high level of short-term trading may accelerate taxable income recognized by shareholders, and may reduce the after-tax returns of the shareholders, in particular because it may generate short-term capital gains, which are taxed at ordinary income tax rates.

15

Fund Management

THE INVESTMENT ADVISER AND PORTFOLIO MANAGER

Hussman Econometrics Advisors, Inc. (“Hussman Econometrics”), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as the investment adviser of the Fund. Hussman Econometrics is a registered investment adviser that manages more than $9 billion in assets as of September 30, 2010.

John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman Econometrics since its inception in March 1989. Dr. Hussman also serves as the President of Hussman Investment Trust (the “Trust”) and has served as the portfolio manager of the Fund since its inception in December 2009. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics.

William J. Hester, CFA, is a Senior Research Analyst at Hussman Econometrics and is the co-portfolio manager of the Fund. He joined Hussman Econometrics in 2003, and has over 20 years of experience in financial analysis and investment research.

The portfolio managers collaborate in research, market analysis and security selection for the Fund. Dr. Hussman is responsible for the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s SAI contains further details about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares. Although Dr. Hussman is not the sole portfolio manager of the Fund, his knowledge and expertise regarding the investment and hedging strategies used by the Fund may be critical to the Fund’s ability to pursue its investment program. For this reason, in the event that Dr. Hussman becomes unable to manage the Fund’s investment portfolio, the Board of Trustees of the Trust would take such action as it deems to be in the best interest of the Fund’s shareholders, which could include an orderly liquidation of the Fund and return of capital to shareholders.

In consideration of services provided by Hussman Econometrics, the Fund pays Hussman Econometrics an investment advisory fee based on the amount of the Fund’s average daily net assets. The investment advisory fee is computed at the annual rates of 1.00% of the first $1 billion of average daily net assets of the Fund, 0.95% of the next $2 billion of such assets, and 0.90% of such assets over $3 billion, less any fee reductions. The investment advisory fee accrued by the Fund during the fiscal period ended June 30, 2010 was equal to 1.00% of the Fund’s average daily net assets.

16	Hussman Strategic International Equity Fund	(800) HUSSMAN

Fund Management (continued)

Hussman Econometrics has agreed, until at least December 31, 2012, to defer its investment advisory fees and/or to absorb or reimburse Fund expenses to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to 2.00% of the Fund’s average daily net assets. Any such fee deferrals by Hussman Econometrics through December 31, 2012 or thereafter, or payments by Hussman Econometrics of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to exceed the 2.00% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the annual continuance of the Fund’s investment advisory agreement with Hussman Econometrics is available in the Fund’s annual report for the period ended June 30, 2010.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about Hussman Econometrics, Ultimus and other service providers to the Fund.

17

How the Fund Values Its Shares

The net asset value of the Fund’s shares (“NAV”) is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. To the extent that the Fund’s foreign securities are traded in other markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold. In addition, trading in some of the Fund’s foreign securities may not occur on days when the Fund is open for business. Because the values of foreign securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Fund that trade in foreign markets will typically be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of securities used in calculating the Fund’s NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Your order to purchase or redeem shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Redemptions and exchanges of Fund shares may be subject to a redemption fee (see “How to Redeem Shares” for details).

18	Hussman Strategic International Equity Fund	(800) HUSSMAN

How to Buy Shares

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund’s NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a brokerage firm or other financial intermediary may be charged a fee by such brokerage firm or intermediary.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $1,000, except for an IRA or a gift to minors account, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to Hussman Strategic International Equity Fund.

•	Mail the application and the check to the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at the following address:

Hussman Strategic International Equity Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

19

How to Buy Shares (continued)

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

US Bank NA
ABA # 042000013
Attention: Hussman Strategic International Equity Fund
Credit Account # 821663168
Account Name _________________
For Account # _________________

An order is considered received when US Bank NA receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept purchase orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

20	Hussman Strategic International Equity Fund	(800) HUSSMAN

How to Buy Shares (continued)

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gift to minors account, which must be in amounts of at least $50. Additional purchases may be made:

•
By sending a check, made payable to the Hussman Strategic International Equity Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

•	By wire of federal funds to the Fund account as described under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

•	Through your brokerage firm or other financial institution.

•	By electronic funds transfer from a financial institution through the Automated Clearing House (“ACH”), as described below.

By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

21

How to Buy Shares (continued)

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

22	Hussman Strategic International Equity Fund	(800) HUSSMAN

How to Buy Shares (continued)

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading (“market-timing”) vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund’s ability to maximize investment return. These risks can have an adverse affect on the Fund’s performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of “stale” prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.

The Trust discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund’s policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 1.5% redemption fee that applies to redemptions or exchanges of shares of the Fund within 60 days of purchase. The Trust also reserves the right to reject any purchase order or exchange request that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Trust relies on intermediaries to help monitor and enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within 60 days of their purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

23

How to Exchange Shares

Shares of the Fund and shares of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past 60 days (see “How to Redeem Shares”). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

•	Your name and telephone number

•	The exact name of your account and account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the fund from which the exchange is to be made

•	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

24	Hussman Strategic International Equity Fund	(800) HUSSMAN

How to Redeem Shares

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the number of shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signature Guarantees. If the shares to be redeemed have a value of more than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. You may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and

25

How to Redeem Shares (continued)

proceeds of $1,000 or more may be transferred by wire, in either case to the account registration stated on the account application. Shareholders may be charged a fee of $15 for outgoing wires.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as permitted by the 1940 Act or by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

26	Hussman Strategic International Equity Fund	(800) HUSSMAN

How to Redeem Shares (continued)

REDEMPTION FEE

A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee is waived for required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

The redemption fee is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see “Automatic Withdrawal Plan” below). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

MINIMUM ACCOUNT BALANCE

Due to the cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

27

How to Redeem Shares (continued)

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely impact the Fund’s operations. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed. When you convert these securities to obtain cash, you will pay brokerage charges.

Dividends, Distributions and Taxes

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

28	Hussman Strategic International Equity Fund	(800) HUSSMAN

Dividends, Distributions and Taxes (continued)

Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss. If the Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the Fund’s net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Fund.

The Fund’s transactions in options, futures contracts and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

29

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain financial information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Period Ended June 30, 2010(a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gains on investments and option and futures contracts	0.11
Total from investment operations	0.08

Net asset value at end of period	$10.08

Total return(b)	0.80%	(c)

Net assets at end of period (000’s)	$8,802

Ratios/supplementary data:

Ratio of gross expenses to average net assets	5.00%	(d)

Ratio of net expenses to average net assets(e)	2.00%	(d)

Ratio of net investment loss to average net assets(e)	–0.67%	(d)

Portfolio turnover rate	13%	(c)

(a)	Represents the period from the commencement of operations (December 31, 2009) through June 30, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after advisory fee reductions and expense reimbursements.

30	Hussman Strategic International Equity Fund	(800) HUSSMAN

PRIVACY NOTICE

FACTS	WHAT DO THE HUSSMAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Hussman Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Hussman Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-HUSSMAN (1-800-487-7626)

31

Who we are
Who is providing this notice?	Hussman Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do The Hussman Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Hussman Funds collect my personal information?
We collect your personal information, for example, when you
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Hussman Econometrics Advisors, Inc., the investment adviser to The Hussman Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Hussman Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Hussman Funds don’t jointly market.

32	Hussman Strategic International Equity Fund	(800) HUSSMAN

INVESTMENT ADVISER
Hussman Econometrics Advisors, Inc.
5136 Dorsey Hall Drive
Ellicott City, Maryland 21042

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, 19th Floor
Cincinnati, Ohio 45202

LEGAL COUNSEL
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

CUSTODIAN
THE NORTHERN TRUST COMPANY
50 South LaSalle Street
Chicago, Illinois 60603

John P. Hussman, Ph.D. is the president of Hussman Econometrics Advisors, Inc. and the lead portfolio manager of Hussman Strategic International Equity Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

William J. Hester, CFA, is a Senior Research Analyst at Hussman Econometrics Advisors, Inc. and the co-portfolio manager of Hussman Strategic International Equity Fund. Prior to joining Hussman Econometrics in 2003, Mr. Hester worked for Bloomberg L.P. where he was a member of the company’s Analytics Desk and a Markets Editor for Bloomberg Magazine. Mr. Hester has over 20 years of experience in financial analysis and investment research. He holds a B.S. in Economics from Rider University, a M.S. in Finance from the Johns Hopkins Carey Business School, and is a Chartered Financial Analyst.

FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

• Annual and Semi-Annual Reports

The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

• Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semi-annual reports, free of charge, on the Fund’s website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

www.hussmanfunds.com
Investment Company Act File No. 811-09911

HUSSMAN STRATEGIC GROWTH FUND
TICKER SYMBOL: HSGFX

An Investment Portfolio of

HUSSMAN INVESTMENT TRUST

Statement of Additional Information

November 1, 2010

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic Growth Fund dated November 1, 2010, which may be supplemented from time to time.  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  Copies of the Prospectus, the Annual Report or the Semi-Annual Report may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	2

CALCULATION OF NET ASSET VALUE	11

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	12

SPECIAL SHAREHOLDER SERVICES	13

MANAGEMENT OF THE TRUST	14

INVESTMENT ADVISER	20

PORTFOLIO TRANSACTIONS	23

OTHER SERVICE PROVIDERS	24

GENERAL INFORMATION	27

ADDITIONAL TAX INFORMATION	30

PERFORMANCE INFORMATION	34

FINANCIAL STATEMENTS	36

APPENDIX A (PROXY VOTING POLICIES AND PROCEDURES)	37

1

STATEMENT OF ADDITIONAL INFORMATION

Hussman Investment Trust (the “Trust”) is an open-end management investment company which currently offers three diversified investment portfolios, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Equity Fund.  This Statement of Additional Information applies only to Hussman Strategic Growth Fund (the “Fund”).  For information on Hussman Strategic Total Return Fund and Hussman Strategic International Equity Fund, please call 1-800-487-7626.  The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund’s objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Additional Information on Portfolio Investments,
Strategies and Risks

Information contained in this Statement of Additional Information expands upon information contained in the Fund’s Prospectus.  No investment in shares of the Fund should be made without first reading the Prospectus.

Derivative Instruments

As discussed in the Prospectus, the Fund may engage in certain transactions in derivative instruments, including options and futures contracts and options on futures contracts.  The specific transactions in which the Fund may engage are noted and described in the Prospectus.  The discussion below provides additional information regarding the use of certain derivative instruments.

Regulatory Matters.  The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) applicable to the issuance of senior securities.  Additionally, the Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”).  Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA.

Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund’s use of such instruments to the extent such instruments are used by the Fund.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, introduces a variety of new restrictions on the securities markets and imposes additional

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regulations in the trading of over-the-counter derivatives and swaps.  The full effect of this and future legislation is not yet known.

Futures and Options Transactions.  The Fund may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests.  For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund’s portfolio securities.  To the extent that there is a correlation between the Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit the Fund to retain its securities positions.

The Fund may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities.  Alternatively, the Fund may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline.  The Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

By purchasing a put option on an individual stock, the Fund could hedge the risk of a devaluation of that individual stock.  The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund.  However, option premiums tend to decrease over time as the expiration date nears.  Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell.  At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

The Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund’s portfolio to supplement the Fund’s income and enhance total returns.  The Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund’s portfolio as a whole.  The Fund will write only covered call options, that is, the Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option.  A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option.  Index options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily).  A call option written by the Fund obligates the Fund to sell specified securities to the

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holder of the option at a predetermined price if the option is exercised on or before its expiration date.  An index call option written by the Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option.  The Fund may terminate its obligations under a call option by purchasing an option identical to the one written.  Writing covered call options provides the Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options.  Writing covered call options may reduce the Fund’s returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

Stock Index Futures Characteristics.  Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance.  A determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract.  Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities currently ranging from approximately 10% to 15% of the contract amount.  This is called “initial margin.”  Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract.  Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker.  Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund’s position less valuable.  In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position.  At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline.  If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.  All participants in the futures market are subject to margin

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deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future.  Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market.  Such increased participation may also cause temporary price distortions.  Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.  In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements.  Such sales may have to be effected at a time when it may be disadvantageous to do so.

Risks of Derivative Instruments Generally.  The purchase and sale of derivative instruments, including options and futures contracts and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing the Fund’s portfolio of investments.  While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the investment manager is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments.  It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other instruments used.  It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options,  futures or other markets.  In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance.  The Fund’s current policy is to limit options and futures transactions to those described above.  The Fund may purchase and write only exchange traded options.

Risks of Options on Stock Indices.  As discussed above, the purchase and sale of options on stock indices is subject to risks applicable to options transactions generally.  In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.  Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted.  If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.  However, it is a policy of the Fund to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk.  If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change.  If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in

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a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.  Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option.  Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop in all index option contracts.  The Fund will not purchase or sell any index option contract unless and until, in the opinion of the investment manager, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Limitations on Use of Derivatives.  The total notional value of all of the Fund’s positions in options, futures and other instruments used for hedging is not expected to exceed the value of stocks owned by the Fund, so that the most defensive position expected by the Fund will be a “fully hedged” position in which long and short exposures are of equal size.  In computing the “notional value” of option hedges under these limitations, the combination of a long put position and a short call option is counted as a single option position.  The notional value of such a position is generally equal to 100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is “in the money” at the time the position is initiated.  Similarly, option spread and other “covered” combinations (for example, a short put option combined with a long put option) are also netted as single positions for the purposes of calculating notional value under these limitations.  Other offsetting positions in derivatives may similarly be netted and treated as a single position.

Borrowing Money

The Fund does not intend to borrow money for the purpose of purchasing securities (“leverage”), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding.  Borrowing involves the creation of a liability that requires the Fund to pay interest.

The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing.  The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money.  In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

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Exchange Traded Funds and Other Similar Instruments

Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund.  These investments may be used for hedging purposes or to seek to increase total return.  Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment.  Similar instruments, issued by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or a basket of securities of companies engaged in a particular market or sector.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including:  (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.  The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs.  A short sale involves the sale of shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price.  If the price of the shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction.  Conversely, if the price of the shares sold short increases, the Fund will realize a loss.  The amount of this loss, in theory, is unlimited, because there is no limit on the possible increase in market price of the securities sold short.  If the Fund effects short sales of ETFs it may offset short positions with long positions in individual equity securities to limit the potential loss in the event of an increase in market price of the ETFs sold short.

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  The investment manager will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.  In the case of ETFs that are investment companies, they invest substantially all of their assets in securities in various securities indices or a particular segment of a securities index.  Most ETFs are listed and traded on the American Stock Exchange (“AMEX”).  The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the AMEX.  ETFs may trade at relatively modest discounts or premiums to net asset value.  Certain ETFs may have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles.  In

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addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected.  If such disruptions were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

The Fund will limit its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments).  The Fund will not invest in an ETF (or similar instrument) or enter into a transaction in a stock index option if, as a result of such purchase or transaction, the aggregate “long” exposure relating to these investment positions would exceed 25% of the Fund’s net assets.  If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund’s net assets, the investment manager will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund’s net assets.

Limitations of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.  The Fund does not purchase shares of “managed” ETFs.

Money Market Mutual Funds

For liquidity purposes, the Fund may invest a portion of its assets in the shares of money market mutual funds.  The Fund will incur additional expenses due to the duplication of fees and other costs to the extent it invests in shares of money market mutual funds.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.  The Fund may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”).  In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

Illiquid Securities

The Fund typically does not purchase illiquid securities.  However, certain derivative instruments used by the Fund may become illiquid.  To the extent that the Fund holds illiquid securities or other investments, it will not purchase such an investment if, as a result, illiquid securities and other illiquid investments would constitute more than 15% of the Fund’s net assets.  Illiquid securities and investments generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days.

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Because of the absence of a trading market, the Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable.  The sale price of illiquid investments may be lower or higher than the value of those investments as determined by the Fund.  Generally, less public information is available about the issuers of securities that are not publicly traded than about issuers whose securities are publicly traded.  During the coming year, the Fund does not intend to invest more than 5% of its net assets in illiquid securities.  The investment manager will monitor the liquidity of the Fund’s investments in illiquid securities and other illiquid investments.  Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as “illiquid” for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees.

Repurchase Agreements

The Fund may purchase securities pursuant to repurchase agreements.  Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the investment manager deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities.  The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest).  If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller.  However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action.  Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Lending of Portfolio Securities

In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities.  The Fund must receive 100% collateral in the form of cash or U.S. government securities.  This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.  During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities.  Loans are subject to termination by the Fund or the borrower at any time.  While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment.  In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

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At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Investment Restrictions

The Fund’s investment objective may not be changed without a vote of the holders of a majority of the Fund’s outstanding shares.  In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares.  When used in this Statement of Additional Information and the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.
Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

2.
With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

3.
Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33-1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

4.
Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

5.
Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

6.	Purchase securities of companies for the purpose of exercising control.

7.
Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

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8.	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities.  Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies.  High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders.  The investment manager anticipates that the Fund’s annual portfolio turnover rate will typically not exceed 200%.  For the fiscal years ended June 30, 2010, 2009 and 2008, the Fund’s portfolio turnover rate was 111%, 69% and 150%, respectively.  The higher portfolio turnover rate during the fiscal year ended June 30, 2008 was due primarily to a high level of market volatility, coupled with changes in the investment manager’s assessment of the relative attractiveness of particular industry groups and individual securities.

CALCULATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading.  Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities, other than options, listed on the NYSE or other securities exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded.  However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter market, other than NASDAQ quoted securities, are valued at the last sales price or, if

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there are no sales on that day, at the mean of the closing bid and ask prices.  Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the investment manager to most closely reflect market value as of the time of computation of net asset value.  Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices.  Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges.

Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and ask prices.  Fixed income securities may also be valued on the basis of prices provided by an independent pricing service.  The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.  The fair value of securities with remaining maturities of 60 days or less may be determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

In the event that market quotations are not readily available or are determined by the investment manager to not be reflective of fair market value due to market events or developments, securities and other assets are valued at fair value as determined by the investment manager in accordance with procedures adopted in good faith by the Board of Trustees.  Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis.  Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

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The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund.  In this event, the securities would be valued in the same manner as the Fund’s net asset value is determined.  If the recipient sold such securities, brokerage charges would be incurred.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the transaction.

Automatic Investment Plan.  The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Automatic Withdrawal Plan.  Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarter as specified).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Fund at 1-800-HUSSMAN.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  Costs in conjunction with the administration of the plan are borne by the Fund.  However, shareholders participating in the

13

plan may be subject to a redemption fee unless total annual redemptions under the plan do not exceed 15% of the initial value of the Fund shares when the plan is established for a shareholder.  Additionally, investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses.  The Automatic Withdrawal Plan may be terminated by the Fund at any time upon thirty days’ written notice.  A shareholder may terminate participation in an Automatic Withdrawal Plan by giving written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

Hussman Strategic Growth Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein.  Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for the supervision of the management of the Trust rests with its Trustees, who are elected either by the Trust’s shareholders or by the Trustees currently in office.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually.  Certain officers of the Trust also may serve as a Trustee.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts.  There are currently four Trustees, three of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”).  The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees or committees thereof.  Officers of the Trust receive no compensation from the Trust for performing the duties of their offices, except the Trust may compensate its Chief Compliance Officer.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

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Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies**	Number of Portfolios in Fund Complex*** Overseen by Trustee

Interested Trustee:

*John P. Hussman Ph.D. (age 48) 5136 Dorsey Hall Drive Ellicott City, Maryland 21042	Since June 2000	President and Trustee	Chairman, President and Treasurer of Hussman Econometrics Advisors, Inc.	3

Independent Trustees:

David C. Anderson (age 59) 946 North Boulevard Oak Park, Illinois 60301	Since June 2000	Trustee	Network Administrator for Hephzibah Children’s Association (child welfare organization)	3

Nelson F. Freeburg, Jr. (age 58) 9320 Grove Park Cove Germantown, Tennessee 38139	Since June 2000	Trustee	President and Owner of Formula Research, Inc. (financial newsletter publisher); owner of Chicksaw Land & Investment Company	3

William H. Vanover (age 63) 36800 Woodward Avenue, Suite 200 Bloomfield Hills, Michigan 48304	Since June 2000	Trustee	Chief Investment Officer and Chief Compliance Officer of Planning Alternatives, Ltd. (registered investment adviser) ****	3

Executive Officers:

Robert G. Dorsey (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Mark J. Seger (age 48) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John F. Splain (age 54) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Secretary/Chief Compliance Officer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

*	John P. Hussman, Ph.D., as an affiliated person of Hussman Econometrics Advisors, Inc. (the “Adviser”), is an “interested person” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act.

**	None of the Trustees are directors of public companies.

***	The Fund Complex consists of the Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Equity Fund.

****	If deemed an appropriate investment for a particular client, Planning Alternatives, Ltd. may recommend that such client invest in shares of the Fund.

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Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2009.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
John P. Hussman, Ph.D.	Over $100,000	Over $100,000
Independent Trustees:
David C. Anderson	Over $100,000	Over $100,000
Nelson F. Freeburg, Jr.	Over $100,000	Over $100,000
William H. Vanover	Over $100,000	Over $100,000

As of October 1, 2010, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

Trustee Compensation.  No director, officer or employee of the Adviser or the Distributor receives any compensation from the Fund for serving as an officer or Trustee of the Trust, except the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with the Adviser or the Distributor.  Each Trustee who is not an affiliated person of the Adviser receives from the Trust an annual retainer of $28,000, payable quarterly; a fee of $15,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $20,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephonic meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; plus reimbursement of travel and other expenses incurred in attending meetings.  The following table provides compensation amounts paid during the fiscal year ended June 30, 2010 to each of the Trustees:

Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees**
John P. Hussman, Ph.D.*	None	None	None	None
David C. Anderson	$ 42,167	None	None	$ 99,000
Nelson F. Freeburg, Jr.	$ 42,167	None	None	$ 99,000
William H. Vanover	$ 42,167	None	None	$ 99,000

*	Interested person of the Trust as defined by the 1940 Act.

**
The Trust is comprised of three Funds, including the Fund, which constitutes the “Fund Complex.”  Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by the Fund and by Hussman Strategic Total Return Fund and Hussman Strategic International Equity Fund, the other series of the Trust.

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Leadership Structure and Qualifications of Trustees

Board of Trustees.   The Board of Trustees is responsible for oversight of the Funds.  The Trust has engaged the Adviser to oversee the management of the Funds on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.  The Board meets in person at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet at special meetings or on an informal basis at other times throughout the year.  The Independent Trustees also regularly meet without the presence of any representatives of management.  The Board has established an Audit Committee and a Nominating Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by the Trust’s President, Dr. John P. Hussman, Ph.D.  Dr. Hussman is an “interested person” of the Trust because he is an officer and the controlling shareholder of the Adviser.  Dr. Hussman, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of all of the Funds’ service providers.  As President, Dr. Hussman has primary responsibility for setting the agenda for each Board meeting and presiding at each Board meeting.

The Trust has not appointed an independent Chairman or a Lead Independent Trustee.  It was determined by the Board that, due to the Board’s size (four Trustees), the size of the fund complex (three Funds) and the strong internal controls and strong compliance culture of the Adviser and other service providers to the Trust , it is not necessary at this time to appoint an independent Chairman or a Lead Independent Trustee.  The Independent Trustees have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.

Board Committees.    The Board has established a Nominating Committee and an Audit Committee, the members of which are David C. Anderson, Nelson F. Freeburg, Jr. and William H. Vanover.  Each member of the Nominating Committee and the Audit Committee is a “non-interested” Trustee (as such term is defined in the 1940 Act).  The Nominating Committee is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board.  The principal functions of the Audit Committee are: (i) the appointment, retention and oversight of the Trust’s independent auditor; (ii) to meet separately with the independent auditor and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditor concerning its conduct of the audit, including any comments or recommendations it deems appropriate.  In addition, the Audit Committee acts as liaison between the independent auditor and the full Board, and pre-approves the scope of the audit and non-audit services the independent auditor provides to the Funds.  During the fiscal year ended June 30, 2010, the Audit Committee met four times.  The Nominating Committee did not meet during the fiscal year ended June 30, 2010.

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Qualifications of the Trustees.  The Independent Trustees review the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Independent Trustees take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that they believe contributes to good governance for the Trust.

Each Trustee has been serving in such capacity for more than 10 years.  During this period each Trustee has participated in regular and, on occasion, special Board meetings.  Each Trustee has consistently attended Board meetings, demonstrating a commitment to the Funds and their shareholders.  Through their years of service as a Trustee, each Trustee has developed a thorough understanding of his role and responsibilities to the Funds and their shareholders.  For example, the Trustees review the Funds’ financial statements, consider the continuance of contracts with service providers, review compliance reports, meet regularly with the Chief Compliance Officer of the Trust and select the Trust’s independent registered public accounting firm.  The Trustees also monitor certain quarterly activities of the Funds, including brokerage activities, pricing and valuation practices, anti-money laundering compliance and code of ethics reports related to personal trading.  The Trustees, with the assistance of Trust counsel, also stay current on legal and regulatory changes impacting the Funds.

•
Mr. John P. Hussman, Ph.D is the founder of Hussman Econometrics Advisors, Inc., the investment adviser to the Fund, and currently serves as President of the firm. Dr. Hussman holds a Ph.D. in Economics from Stanford University and two degrees from Northwestern University: a Master’s degree in Education and Social Policy and a Bachelor’s degree in Economics, Phi Beta Kappa.  Dr. Hussman was previously a professor of economics and international finance at the University of Michigan.  His academic research centers on market efficiency and information economics and his research on these topics has been published in leading academic journals and trade publications.   Dr. Hussman has been active in the financial markets since 1981 and worked as an options mathematician at the Chicago Board of Trade in the mid-1980s.  In 1988, he began publishing the Hussman Econometrics newsletter and in 1993 he became active in portfolio management.  The Board has concluded that Dr. Hussman is qualified to serve as a Trustee because of his professional investment experience and his distinguished academic background.

•
Mr. David C. Anderson is Network Administrator for Hephzibah Children’s Association.  Mr. Anderson has substantial experience in computer applications and investment research and analysis.  Mr. Anderson was employed for nearly 20 years as a research analyst for member firms of the Chicago Board Options Exchange and the Chicago Board of Trade, where he developed online computer trading systems and engaged in options and futures valuation modeling and arbitrage analysis.  His research included the fundamental and technical analysis of stocks, options, precious metals and grains.  The Board has concluded that Mr. Anderson is qualified to serve as a Trustee because of his expertise on the subject of trading systems and his experience in investment research and analysis, as well as his business experience generally.

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•
Mr. Nelson F. Freeburg, Jr. is the President and owner of Formula Research, Inc., a financial newsletter publisher.  Formula Research, Inc. publishes formula spreadsheets for many well-known timing models used for mutual fund and stock trading and has been in publication for almost a decade.  Mr. Freeburg is a nationally recognized expert in the development of disciplined and quantitative trading systems.  He has published many articles and reviews in leading trading periodicals and speaks widely on investment matters throughout the United States, Asia, Europe and Russia.  The Board has concluded that Mr. Freeburg is qualified to serve as a Trustee because of his expertise on the subjects of quantitative trading systems and investment analysis, as well as his business experience generally.

•
Mr. William H. Vanover, CFP®, CLU®, is the co-founder, Chief Investment Officer and Chief Compliance Officer of Planning Alternatives, Ltd., a personal financial planning and investment management firm with $400 million under management.  Mr. Vanover has been in the financial services industry since 1973 and specializes in investment counseling and retirement planning.   He is a Certified Financial Planner™ and Chartered Life Underwriter.  Mr. Vanover was one of the early adherents to the financial planning movement, obtaining his CFP® designation in 1979.  He has taught various courses in the Certified Financial Planner curriculum as an adjunct instructor through the College for Financial Planning in Denver, Colorado.  Mr. Vanover is a past president of the Michigan Society of the Institute of Certified Financial Planning.  The Board has concluded that Mr. Vanover is qualified to serve as a Trustee because of his extensive experience in financial services and investments, as well as his business experience generally.

In addition to the qualifications listed above, the Trustees have consistently demonstrated strong character, integrity, ability, sound judgment and superior communication and reasoning skills over their years of service.  Furthermore, each Trustee came to the Board with a strong and diverse business background.  The Board has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such.  In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Risk Oversight.   The Fund is subject to a number of risks, including investment, compliance and operational risks.  Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser.  The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse affects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

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The Board has appointed a Chief Compliance Officer who reports directly to the non-interested Trustees and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Trust’s compliance policies and procedures.  The Chief Compliance Officer regularly discusses the relevant risk issues affecting the Trust during private meetings with the non-interested Trustees.  The Chief Compliance Officer also provides to the Board updates on the application of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the Chief Compliance Officer reports to the Board immediately in between Board meetings in case of any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk.

Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, the Adviser or other service providers.

Identifying and Evaluating Trustee Nominees.   In overseeing the process of identifying and evaluating potential nominees, the Nominating Committee will consider a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate’s character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Trustees.  The Nominating Committee has not developed a formal policy with regards to the diversity of Board membership.  The purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee.  In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the current Trustees; (ii) the Trust’s officers; (iii) the Adviser; and (iv) any other source the Independent Trustees deem to be appropriate.  The Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

INVESTMENT ADVISER

Hussman Econometrics Advisors, Inc. (the “Adviser”), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as investment adviser to the Fund under an investment advisory agreement dated as of July 20, 2000 (the “Advisory Agreement”).  The Adviser, founded in March 1989, is a registered investment adviser that manages more than $9 billion in assets as of September 30, 2010.  John P. Hussman, Ph.D., President and a Trustee of the Trust and President and sole shareholder of the Adviser, may be deemed to control the Adviser.  As an affiliate of the Adviser and the Fund, Dr. Hussman may directly or indirectly receive benefits from the advisory fee paid to the Adviser.

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Subject to the Fund’s investment objectives and policies approved by the Trustees of the Trust, the Adviser manages the Fund’s portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund’s investment program.  For these services, the Fund pays the Adviser a monthly fee computed at the annual rates of 0.90% of the first $5 billion of average daily net assets of the Fund and 0.85% of such assets over $5 billion.  During the fiscal years ended June 30, 2010, 2009 and 2008, the Fund paid fees to the Adviser of $49,782,793, $36,612,272 and $28,959,400, respectively.

Unless sooner terminated, the Advisory Agreement shall continue in effect until July 20, 2011, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose.  The Advisory Agreement is terminable at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser.  The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Manager

The Fund’s Portfolio Manager is John P. Hussman, Ph.D.

Other Accounts Managed (as of June 30, 2010)

Dr. Hussman is also responsible for the day-to-day management of Hussman Strategic Total Return Fund (the “Total Return Fund”) and Hussman Strategic International Equity Fund (the “International Fund”), two other series of the Trust.  As of the date of this Statement of Additional Information, the Fund, the Total Return Fund and the International Fund are the Adviser’s only investment advisory clients.  Dr. Hussman is also a Trustee of the Hussman Foundation, Inc. and oversees the investments of various charitable organizations, without direct compensation.  Such investments are restricted to money market securities and mutual funds, which may include the Fund, the Total Return Fund and the International Fund and may therefore result in indirect compensation to the Adviser in the same amount as is paid by other Fund shareholders.

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Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
John P. Hussman, Ph.D.	Registered Investment Companies:	2	$1,893,786,878	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of Dr. Hussman managing, in addition to the Fund, the Total Return Fund and the International Fund.

The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Fund and for the Total Return Fund and/or the International Fund.  In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Fund and the Total Return Fund and/or the International Fund in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each series.  The Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation

Compensation of Dr. Hussman includes a fixed salary paid by the Adviser plus the profits of the Adviser.  The profitability of the Adviser is primarily dependent upon the value of the Fund’s assets, as well as the assets of the Total Return Fund and the International Fund.  However, compensation is not directly based upon the Fund’s performance or on the value of the Fund’s assets.

Ownership of Fund Shares

The following table indicates the dollar range of securities of the Fund beneficially owned by Dr. Hussman as of June 30, 2010.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
John P. Hussman, Ph.D.	Over $1,000,000

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PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund’s investment objective, policies and restrictions, the securities to be purchased and sold by the Fund and the brokers used to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities.  Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices.  Transactions on stock exchanges involve the payment of negotiated brokerage commissions.  Transactions in the over-the-counter market are generally principal transactions with dealers.  With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Fund.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund.  Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund.  Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser.  Any other account may also invest in the securities in which the Fund invests.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account.  In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

During the fiscal years ended June 30, 2010, 2009 and 2008, the Fund paid aggregate brokerage commissions of $10,981,385, $11,299,770 and $6,703,285, respectively.  The primary reason for the higher aggregate brokerage commissions paid by the Fund during the two most recent fiscal years was the substantial growth in the Fund’s net assets during such years.

23

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

--
determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund’s custodian with such information as is required to effect the payment of dividends and distributions;

--	oversees the preparation and filing of the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--	monitors compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gains distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain

24

reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders:  maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rates of 0.075% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $2 billion; 0.04% of such assets between $2 billion and $3 billion; 0.03% of such assets between $3 billion and $5 billion; and 0.025% of such assets over $5 billion; subject, however, to a minimum fee of $2,000 per month.  The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rates of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $12 to $22 per shareholder account, depending on the nature of the account, subject to a minimum fee of $1,500 per month. During the fiscal year ended June 30, 2010, Ultimus received fees of $2,236,018 from the Fund in its capacity as Administrator, $327,200 in its capacity as Fund Accountant and $1,586,998 in its capacity as Transfer Agent.  During the fiscal year ended June 30, 2009, Ultimus received fees of $1,779,468 from the Fund in its capacity as Administrator, $247,811 in its capacity as Fund Accountant and $1,276,119 in its capacity as Transfer Agent.  During the fiscal year ended June 30, 2008, Ultimus received fees of $1,523,495 from the Fund in its capacity as Administrator, $205,285 in its capacity as Fund Accountant and $858,882 in its capacity as Transfer Agent.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 20, 2011.  The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

25

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures.  For these services, the Trust pays Ultimus a base fee of $15,000 per annum, plus an asset-based fee computed at annual rates of 0.005% of the average value of the Trust’s aggregate daily net assets from $100 million to $500 million, 0.0025% of such assets from $500 million to $1 billion and 0.00125% of such assets over $1 billion.  The Fund pays its proportionate share of such fee along with the other series of the Trust.  In addition, the Trust reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.  For the fiscal years ended June 30, 2010, 2009 and 2008, Ultimus received compliance service fees from the Fund of $89,392, $71,647 and $61,945, respectively.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.  The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services.  The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

Custodian

US Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Trust pursuant to a Custody Agreement.  Its responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 312 Walnut Street, 19th Floor, Cincinnati, Ohio 45202 , to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for its fiscal year ending June 30, 2011.

Legal Counsel

The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Independent Trustees.

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GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000.  The Trust’s Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes.  In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class.  Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder.  If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable.  Shares have no subscription, preemptive or conversion rights.  Shares do not have cumulative voting rights.  Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held.  Shareholders of all series and classes of shares of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless the interests of each series or class in the matter are substantially identical or the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class.  The Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of all series and classes of shares of the Trust voting together as a single class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

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Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics.  These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions.  Each of these parties monitors compliance with its code of ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted proxy voting policies and procedures that describe how the Fund intends to vote proxies relating to portfolio securities.  These policies and procedures are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-443-4249, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.  The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a code of ethics for officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

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Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

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Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

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•
Information regarding the general market exposure of the Fund (such as the average duration of bond holdings and the extent to which the Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust’s website and the information does not identify specific Portfolio Securities.

•
Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

•	The Trust’s Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of the Fund that is made on the same basis to all shareholders of the Fund.

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The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, independent auditors and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities.  Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Independent Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. Printer would not receive portfolio information until at least 30 days old.
Broker/dealers through which Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•	The Trust’s Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the

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Fund (other than information contained in Official Reports), may be disclosed.  The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund.  The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

Principal Shareholders

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of October 1, 2010.

Name and Address	Shares	% Ownership	Type of Ownership

Charles Schwab & Co, Inc.	138,326,864.217	27.35%	Record
101 Montgomery Street
San Francisco, California 94104

TD Ameritrade, Inc.	27,592,312.305	5.46%	Record
P.O. Box 2226
Omaha, Nebraska 68103

ADDITIONAL TAX INFORMATION

The Fund has qualified and intends to continue to qualify annually as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code.  Depending on the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities.  If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code,

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would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income.  In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:  (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  As of June 30, 2010, the Fund had capital loss carryforwards for federal income tax purposes of $375,427,325, which expire June 30, 2018.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Individual shareholders of the Fund may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Such dividends are scheduled to be taxed at ordinary income rates starting in 2011.  It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period.  The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may

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be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts."  Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40").  Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value.  When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss.  The use of section 1256 contracts may force the Fund to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by the Fund.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear.  The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders.  The Fund may make one or more of the elections available under the Code which are applicable to straddles.  If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.  Because application of the straddle rules may affect the character of gains or losses, defer losses

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and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known.  If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met.  In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes.  Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes.  A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property).  Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions received by the shareholder with respect to such Fund shares.  For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

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Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders.  No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning.  In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Fund.  Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation.  In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.  This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

PERFORMANCE INFORMATION

From time to time performance information for the Fund showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports.  Such performance figures are based on historical earnings and are not intended to indicate future performance.  Average annual total returns of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations.  Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions.  Consequently, total return will fluctuate and is not necessarily representative of future results.  Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations.  These fees, if charged, will reduce the actual performance from that quoted.  If the Adviser voluntarily waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such voluntary waiver.

Calculation of Average Annual Total Returns

Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash.  Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.  The Fund’s average annual total returns for periods ended June 30, 2010 are:

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1 Year	3.68%
5 Years	1.98%
Since Inception (July 24, 2000)	8.33%

The Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effects of phaseouts of certain exemptions, deductions and credits are various income levels and the impact of the federal alternative minimum income tax and the preferential tax rates for Qualified Dividends.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Other Quotations of Total Return

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  The cumulative return of the Fund as calculated in this manner for the period since inception (July 24, 2000) to June 30, 2010 is 121.31%.  A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return.  For example, the Fund’s average annual return for the three years ended June 30, 2010 is 0.98%.  A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor’s, Barclays Capital, Morgan Stanley Capital International and Russell Investments, as well as data prepared by Lipper and Morningstar, Inc., widely recognized

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independent services which monitor the performance of mutual funds, and the Consumer Price Index.  Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today.  In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:  (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.  The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications.  These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating.  Such ratings are based on a fund’s historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund’s investment category or class.  The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively:  Lowest, Below Average, Neutral, Above Average and Highest.

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by Ernst & Young LLP, independent registered public accounting firm , are incorporated herein by reference to the annual report of the Fund dated June 30, 2010.

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APPENDIX A

Hussman Investment Trust and
Hussman Econometrics Advisors, Inc. (the “Adviser”)

Proxy Voting Policies and Procedures

As part of their fiduciary responsibilities, Hussman Investment Trust (the “Trust”) and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests.  The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders’ investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust.  The Adviser’s proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility.  The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate.  However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

Election of boards of directors

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent.  In addition, key board committees – particularly audit committees – should be entirely independent.

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The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors.  The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

Equity-based compensation plans

The Adviser strongly favors incentive compensation plans based on increases in “economic value added” (EVA):  after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital).  In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see “How and why stock options should be expensed from corporate earnings” on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock purchase plans (i.e., availability of stock purchase by employees at a fixed discount to market value).  Though the Adviser sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate and social policy issues

The decision to purchase a given security includes an evaluation of the company’s industry and products, as well as confidence in management to pursue the best interests of the company.  While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility.  Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible.  The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies.  The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the

38

company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

Approval of independent auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

Corporate structure and shareholder rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).  The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote.  In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager.  The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee.  The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

39

Proxy voting process

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion.  The Adviser may utilize the services of outside professionals (such as Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies.  Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

40

HUSSMAN STRATEGIC TOTAL RETURN FUND
TICKER SYMBOL: HSTRX

An Investment Portfolio of

HUSSMAN INVESTMENT TRUST

Statement of Additional Information

November 1, 2010

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic Total Return Fund dated November 1, 2010, which may be supplemented from time to time.  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  Copies of the Prospectus, the Annual Report or the Semi-Annual Report may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	2

CALCULATION OF NET ASSET VALUE	19

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	20

SPECIAL SHAREHOLDER SERVICES	21

MANAGEMENT OF THE TRUST	22

INVESTMENT ADVISER	28

PORTFOLIO TRANSACTIONS	30

OTHER SERVICE PROVIDERS	31

GENERAL INFORMATION	34

ADDITIONAL TAX INFORMATION	38

PERFORMANCE INFORMATION	41

FINANCIAL STATEMENTS	44

APPENDIX A (RATINGS DESCRIPTIONS)	45

APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)	47

STATEMENT OF ADDITIONAL INFORMATION

Hussman Investment Trust (the “Trust”) is an open-end management investment company which currently offers three diversified investment portfolios, Hussman Strategic Total Return Fund, Hussman Strategic Growth Fund and Hussman Strategic International Equity Fund.  This Statement of Additional Information applies only to Hussman Strategic Total Return Fund (the “Fund”).  For information on Hussman Strategic Growth Fund or Hussman Strategic International Equity Fund, please call 1-800-487-7626.  The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund’s objective is to provide long-term total return from income and capital appreciation.  The Fund invests primarily in fixed-income securities and places added emphasis on capital appreciation during favorable market conditions and on capital preservation during unfavorable market conditions.

Additional Information of Portfolio Investments,
Strategies and Risks

Information contained in this Statement of Additional Information expands upon information contained in the Fund’s Prospectus.  No investment in shares of the Fund should be made without first reading the Prospectus.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.  The U.S. Government does not guarantee the net asset value of the Fund’s shares.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Zero Coupon Bonds and Treasury STRIPS.  U.S. Government securities include “zero coupon” securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities.  STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons.  A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes.  Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value.  Investing in STRIPS may help to preserve capital during periods of declining interest rates.  In anticipation of an interest rate decline, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity.  Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.  Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities with similar maturity and credit qualities.

Derivative Instruments

As discussed in the Prospectus, the Fund may engage in certain transactions in derivative instruments, including interest rate futures contracts or foreign currency futures contracts and related options.  The Fund may utilize futures contracts to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase.  Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position.  There are two types of hedges – long (or buying) and short (or selling) hedges.  Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market.  Thus, a decline in the market value of securities in the Fund’s portfolio may be protected against by gains realized on futures contracts sales.  Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

A public market presently exists in currency futures contracts on the Euro, the Australian dollar, the British pound, the Canadian dollar, the Japanese yen, the Mexican peso, the New Zealand dollar, the Swiss franc and the Swedish Krona.  A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates.  A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions.

A futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the securities or currency called for in the contract at a specified future time and at a specified price.  An option on a futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

In contrast to the situation when the Fund purchases or sells a security or currency, no security or currency is delivered or received by the Fund upon the purchase or sale of a futures contract.  Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets.  This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract.  The current initial margin deposit required per contract is approximately 5% of the contract amount.  Brokers may establish deposit requirements higher than this minimum.  Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates.  This process is known as marking to market.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts.  Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although futures contracts by their terms call for actual delivery or acceptance of securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date.  If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain.  If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss.  Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities or currency and the same delivery date.  If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

The Fund will pay commissions on futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Risks Related to Futures Contracts and Related Options.   Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options.  The Fund will enter into an option or futures position only if there appears to be a liquid secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time.  Thus, it may not be possible to close out a futures or related option position.  In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments.  In this situation, if the Fund has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds.  The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device.  While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement.  In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.

To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities.  As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies that are being hedged.  If the price of the futures contract moves more or less than the price of the securities or currencies being hedged, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities or currencies.  It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline.  If this occurred, the Fund would lose money on the futures contract and would also experience a decline in the value of its portfolio securities.  Where futures are purchased to hedge against a possible increase in the prices of securities or currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close their contracts through offsetting transactions rather than to meet margin deposit requirements.  In such case, distortions in the normal relationship between the cash and futures markets could result.  Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market.  In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions.  Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or currencies and movements in the prices of futures contracts, an investment in a futures contract may not produce the intended benefit to the Fund even if market trends might otherwise favorably affect that transaction.

Compared to the purchase or sale of futures or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk because the maximum amount at risk is the premium paid for the options plus transaction costs.  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying futures contract.  However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities or currency.

Regulatory Matters.  The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) applicable to the issuance of senior securities.  Additionally, the

Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”).  Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA.

Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund’s use of such instruments to the extent such instruments are used by the Fund.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, introduces a variety of new restrictions on the securities markets and imposes additional regulations in the trading of over-the-counter derivatives and swaps.  The full effect of this and future legislation is not yet known.

Foreign Currency Options

A currency option is the right—but not the obligation—to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future.  The two parties to a currency option contract are the option buyer and the option seller/writer.  The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand.  The option extends only until the stated expiration date.  The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price.  The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put).

There are two types of option expirations, American-style and European-style.  American-style options can be exercised on any business day prior to the expiration date.  European-style options can be exercised at expiration only.

The Fund may use foreign currency options to establish or modify the portfolio’s exposure to non-U.S. dollar-denominated currencies.  The expected use of foreign currency options by the Fund will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own.  These option strategies simulate the purchase of a short-term money market instrument denominated in the foreign currency.  The benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  When the Fund uses currency options, it is possible that the Fund may experience a loss in the event of a decline in the value of the underlying foreign currency.  Factors which are difficult to predict, such as interest rate differentials between nations and temporary supply/demand imbalances between nations, may have a significant impact on currency option prices. The use of currency options by the Fund may lead to an increase in taxes payable by shareholders.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the investment manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on segregated securities.  When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.  Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments.  If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage.  The market value of the securities purchased on a delayed delivery basis may be more or less than the purchase price.  When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security.  If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.  The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when issued securities before they are delivered, which may result in a capital gain or loss.  There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a delayed delivery basis.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the investment manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns.  Forward commitments may be considered securities in themselves.  They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets.  The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Borrowing Money

The Fund does not intend to borrow money for the purpose of purchasing securities (“leverage”), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing.  The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money.  In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Corporate Debt Securities

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security.  The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally.  There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest.

Convertible Debt Securities

A convertible debt security is a debt security that can be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible debt securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock.  The value of a convertible debt security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible debt security.  The conversion value of a convertible debt security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible debt security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible debt security will be increasingly influenced by its conversion value.  A convertible debt security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible debt security.  If a convertible debt security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Exchange Traded Funds and Other Similar Instruments

Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund.  These investments may be used to adjust the Fund’s exposure to the general market or a particular segment of the bond market or a foreign currency and to manage the Fund’s risk exposure.  Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index, index segment or currency.  Similar instruments, issued by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or a basket of securities of companies engaged in a particular market or sector.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of bonds (or other underlying index) including: (1) risks that the general level of bond prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of bonds held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.  The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs.  A short sale involves the sale of shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price.  If the price of the shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction.  Conversely, if the price of the shares sold short increases, the Fund will realize a loss.  The amount of this loss, in theory, is unlimited, because there is no limit on the possible increase in market price of the securities sold short.  If the Fund effects short sales of ETFs it may offset short positions with long positions in individual securities to limit the potential loss in the event of an increase in market price of the ETFs sold short.

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  The investment manager will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.  In the case of ETFs, which are investment companies, they invest substantially all of their assets in securities in various securities indices or a particular segment of a securities index.  Most ETFs are listed and traded on the American Stock Exchange (“AMEX”).  The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF's shares on the AMEX.  ETFs may trade at relatively modest discounts or premiums to net asset value.  Certain ETFs may have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected.  If such disruptions were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

The Fund will limit its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments).  The Fund will not invest in an ETF (or similar instrument) or enter into a transaction in a bond index option if, as a result of such purchase or transaction, the aggregate “long” exposure relating to these investment positions would exceed 25% of the Fund’s net assets.  If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund’s net assets, the investment manager will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund’s net assets.

Limitations of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.  The Fund does not purchase shares of “managed” ETFs.

Money Market Mutual Funds

For liquidity purposes, the Fund may invest a portion of its assets in the shares of money market mutual funds.  The Fund will incur additional expenses due to the duplication of fees and other costs to the extent it invests in shares of money market mutual funds.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.  The Fund may invest in commercial paper rated in the highest rating category by any Nationally Recognized Statistical Rating Organization (“NRSRO”).

Illiquid Securities

The Fund typically does not purchase illiquid securities.  However, certain derivative instruments used by the Fund may become illiquid.  To the extent that the Fund holds illiquid securities or other investments, it will not purchase such an investment if, as a result, illiquid securities and other illiquid investments would constitute more than 15% of the Fund’s net assets.  Illiquid securities and investments generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days.

Because of the absence of a trading market, the Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable.  The sale price of illiquid investments may be lower or higher than the value of those investments as determined by the Fund.  Generally, less public information is available about the issuers of securities that are not publicly traded than about issuers whose securities are publicly traded.  During the coming year, the Fund does not intend to invest more than 5% of its net assets in illiquid securities.  The investment manager will monitor the liquidity of the Fund’s investments in illiquid securities and other illiquid investments.  Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as “illiquid” for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees.

Repurchase Agreements

The Fund may purchase securities pursuant to repurchase agreements.  Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the investment manager deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities.  The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest).  If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller.  However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action.  Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Lending of Portfolio Securities

In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities.  The Fund must receive 100% collateral in the form of cash or U.S. government securities.  This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.  During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities.  Loans are subject to termination by the Fund or the borrower at any time.  While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment.  In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”).  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Mortgage-Related Securities

The Fund may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related entities.  The value of some mortgage-related securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the investment manager to forecast interest rates and other economic factors correctly.

Mortgage Pass-Through Securities.  Mortgage “pass-through” securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase.  Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal.  Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.  Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.  To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”). The principal governmental guarantor of mortgage-related securities is the GNMA.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC.  FNMA is a government–sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders.  FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC's national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.  Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

FHLMC Collateralized Mortgage Obligations.   FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC.  Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly.  The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool.  All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities.  Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments.  Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs.  FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Securities

The Fund may invest in foreign equity securities, including preferred securities of foreign issuers, and U.S. dollar- or foreign currency-denominated obligations of foreign governments.  The Fund may also invest in foreign securities that trade domestically as American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital.  In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.  Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Emerging Market Debt

Investments in debt securities of governments of emerging market countries can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to services its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.  Moreover, certain participants in the secondary market for the sovereign debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, including the Fund.

The ability of emerging country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments.  An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities.  Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any.  To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment.  The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations.  In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country.  Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations.  If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.

Inflation-Indexed Securities

The Fund may invest in inflation-indexed securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation as indicated by the Consumer Price Index (“CPI”).  Inflation-index securities may be issued by governments or their agencies and by corporations.  There are two common accrual structures for inflation-indexed securities.  The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities are issued with various maturities.  The securities issued by the U.S. Treasury, called Treasury Inflation Protected Securities (“TIPS”), pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  The Fund may also invest in other inflation-indexed securities which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

While these securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Real Estate Investment Trusts

The Fund may invest in shares of real estate investment trusts (“REITs”), pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs.  An equity REIT, which owns properties, generates income from rental and lease properties.  Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Hybrid REITs are designed to strike a balance between equity investments and mortgage backed investments.  They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the REIT.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash.  REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  REITs need to meet asset diversification, source of income, distribution and certain other requirements in order to maintain their status as pass-through entities under the Code.  REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

When profits, revenues or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT share prices may decline as well.  Therefore, REITs are subject to the risks associated with investing in real estate, any of which could cause the value of a REIT’s share price to decline.  Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly.  Since the market value of REIT shares may change based upon investors’ collective perceptions of future earnings, the value of REIT shares will generally decline when investors anticipate or experience rising interest rates.  In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain an exemption from the registration requirements of the 1940 Act; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Other adverse factors affecting REITs include the extraordinary weakness and volatility in recent years affecting investments backed by real estate-related interests; past overinvestment in residential and commercial mortgages; the recent severe recession; weak economic conditions; and environmental and other considerations.

By investing in REITS indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Investment Restrictions

The Fund's investment objective may not be changed without a vote of the holders of a majority of the Fund's outstanding shares.  In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares.  When used in this Statement of Additional Information and the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.
Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

2.
With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

3.
Borrow money or issue senior securities if such borrowings or other transactions would exceed more than 33-1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

4.
Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

5.
Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

6.	Purchase securities of companies for the purpose of exercising control.

7.
Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

8.	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities.  Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies.  High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders.  The investment manager anticipates that the Fund’s annual portfolio turnover rate will typically not exceed 200%.  For the fiscal years ended June 30, 2010, 2009 and 2008, the Fund’s portfolio turnover rate was 69%, 36% and 212%, respectively.  The higher portfolio turnover rate during the fiscal year ended June 30, 2008 was due primarily to a high level of market volatility, coupled with changes in the investment manager’s assessment of the relative attractiveness of particular sectors and individual securities.

CALCULATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading.  Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities, other than options, listed on the NYSE or other securities exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded.  However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter market, other than NASDAQ quoted securities, are valued at the last sales price or, if there are no sales on that day, at the mean of the closing bid and ask prices.  Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at a price between the closing bid and ask prices determined by the investment manager to most closely reflect market value as of the time of computation of net asset value.  Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices.  Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges.

Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and ask prices.  Fixed income securities may also be valued on the basis of prices provided by an independent pricing service.  The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.  The fair value of securities with remaining maturities of 60 days or less may be determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

In the event that market quotations are not readily available or are determined by the investment manager to not be reflective of fair market value due to market events or developments, securities and other assets are valued at fair value as determined by the investment manager in accordance with procedures adopted in good faith by the Board of Trustees.  Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis.  Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund.  In this event, the securities would be valued in the same manner as the Fund’s net asset value is determined.  If the recipient sold such securities, brokerage charges would be incurred.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the transaction.

Automatic Investment Plan.  The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Automatic Withdrawal Plan.  Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarter as specified).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Fund at 1-800-HUSSMAN.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions

(see “How to Redeem Shares” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund.  However, shareholders participating in the plan may be subject to a redemption fee unless total annual redemptions under the plan do not exceed 15% of the initial value of the Fund shares when the plan is established for a shareholder.  Additionally, investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses.  The Automatic Withdrawal Plan may be terminated by the Fund at any time upon thirty days' written notice.  A shareholder may terminate participation in an Automatic Withdrawal Plan by giving written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

Hussman Strategic Total Return Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.   To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein.  Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for the supervision of the management of the Trust rests with its Trustees, who are elected either by the Trust’s shareholders or by the Trustees currently in office.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually.  Certain officers of the Trust also may serve as a Trustee.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts.  There are currently four Trustees, three of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”).  The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees or committees thereof.  Officers of the Trust receive no compensation from the Trust for performing the duties of their offices, except the Trust may compensate its Chief Compliance Officer.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies**	Number of Portfolios in Fund Complex*** Overseen by Trustee

Interested Trustee:

*John P. Hussman Ph.D. (age 48) 5136 Dorsey Hall Drive Ellicott City, Maryland 21042	Since June 2000	President and Trustee	Chairman, President and Treasurer of Hussman Econometrics Advisors, Inc.	3

Independent Trustees:

David C. Anderson (age 59) 946 North Boulevard Oak Park, Illinois 60301	Since June 2000	Trustee	Network Administrator for Hephzibah Children’s Association (child welfare organization)	3

Nelson F. Freeburg, Jr. (age 58) 9320 Grove Park Cove Germantown, Tennessee 38139	Since June 2000	Trustee	President and Owner of Formula Research, Inc. (financial newsletter publisher); owner of Chicksaw Land & Investment Company	3

William H. Vanover (age 63) 36800 Woodward Avenue, Suite 200 Bloomfield Hills, Michigan 48304	Since June 2000	Trustee	Chief Investment Officer and Chief Compliance Officer of Planning Alternatives, Ltd. (registered investment adviser) ****	3

Executive Officers:

Robert G. Dorsey (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Mark J. Seger (age 48) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John F. Splain (age 54) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Secretary/Chief Compliance Officer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

*	John P. Hussman, Ph.D., as an affiliated person of Hussman Econometrics Advisors, Inc. (the “Adviser”), is an “interested person” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act.

**	None of the Trustees are directors of public companies.

***	The Fund Complex consists of the Fund, Hussman Strategic Growth Fund and Hussman Strategic International Equity Fund.

****	If deemed an appropriate investment for a particular client, Planning Alternatives, Ltd. may recommend that such client invest in shares of the Fund.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2009.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
John P. Hussman, Ph.D.	Over $100,000	Over $100,000
Independent Trustees:
David C. Anderson	None	Over $100,000
Nelson F. Freeburg, Jr.	Over $100,000	Over $100,000
William H. Vanover	Over $100,000	Over $100,000

As of October 1, 2010, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

Trustee Compensation. No director, officer or employee of the Adviser or the Distributor receives any compensation from the Fund for serving as an officer or Trustee of the Trust, except the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with the Adviser or the Distributor.  Each Trustee who is not an affiliated person of the Adviser receives from the Trust an annual retainer of $28,000, payable quarterly; a fee of $15,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $20,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephonic meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; plus reimbursement of travel and other expenses incurred in attending meetings.  The following table provides compensation amounts during the fiscal year ended June 30, 2010 to each of the Trustees:

Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees**
John P. Hussman, Ph.D.*	None	None	None	None
David C. Anderson	$ 42,167	None	None	$ 99,000
Nelson F. Freeburg, Jr.	$ 42,167	None	None	$ 99,000
William H. Vanover	$ 42,167	None	None	$ 99,000

*	Interested person of the Trust as defined by the 1940 Act.

**
The Trust is comprised of three Funds, including the Fund, which constitutes the “Fund Complex.”  Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by the Fund and by Hussman Strategic Growth Fund and Hussman Strategic International Equity Fund, the other series of the Trust.

Leadership Structure and Qualifications of Trustees

Board of Trustees.   The Board of Trustees is responsible for oversight of the Funds.  The Trust has engaged the Adviser to oversee the management of the Funds on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.  The Board meets in person at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet at special meetings or on an informal basis at other times throughout the year.  The Independent Trustees also regularly meet without the presence of any representatives of management.  The Board has established an Audit Committee and a Nominating Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by the Trust’s President, Dr. John P. Hussman, Ph.D.  Dr. Hussman is an “interested person” of the Trust because he is an officer and the controlling shareholder of the Adviser.  Dr. Hussman, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of all of the Funds’ service providers.  As President, Dr. Hussman has primary responsibility for setting the agenda for each Board meeting and presiding at each Board meeting.

The Trust has not appointed an independent Chairman or a Lead Independent Trustee.  It was determined by the Board that, due to the Board’s size (four Trustees), the size of the fund complex (three Funds) and the strong internal controls and strong compliance culture of the Adviser and other service providers to the Trust , it is not necessary at this time to appoint an independent Chairman or a Lead Independent Trustee.  The Independent Trustees have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.

Board Committees.    The Board has established a Nominating Committee and an Audit Committee, the members of which are David C. Anderson, Nelson F. Freeburg, Jr. and William H. Vanover.  Each member of the Nominating Committee and the Audit Committee is a “non-interested” Trustee (as such term is defined in the 1940 Act).  The Nominating Committee is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board.  The principal functions of the Audit Committee are: (i) the appointment, retention and oversight of the Trust’s independent auditor; (ii) to meet separately with the independent auditor and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditor concerning its conduct of the audit, including any comments or recommendations it deems appropriate.  In addition, the Audit Committee acts as liaison between the independent auditor and the full Board, and pre-approves the scope of the audit and non-audit services the independent auditor provides to the Funds.  During the fiscal year ended June 30, 2010, the Audit Committee met four times.  The Nominating Committee did not meet during the fiscal year ended June 30, 2010.

Qualifications of the Trustees.   The Independent Trustees review the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Independent Trustees take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that they believe contributes to good governance for the Trust.

Each Trustee has been serving in such capacity for more than 10 years.  During this period each Trustee has participated in regular and, on occasion, special Board meetings.  Each Trustee has consistently attended Board meetings, demonstrating a commitment to the Funds and their shareholders.  Through their years of service as a Trustee, each Trustee has developed a thorough understanding of his role and responsibilities to the Funds and their shareholders.  For example, the Trustees review the Funds’ financial statements, consider the continuance of contracts with service providers, review compliance reports, meet regularly with the Chief Compliance Officer of the Trust and select the Trust’s independent registered public accounting firm.  The Trustees also monitor certain quarterly activities of the Funds, including brokerage activities, pricing and valuation practices, anti-money laundering compliance and code of ethics reports related to personal trading.  The Trustees, with the assistance of Trust counsel, also stay current on legal and regulatory changes impacting the Funds.

•
Mr. John P. Hussman, Ph.D is the founder of Hussman Econometrics Advisors, Inc., the investment adviser to the Fund, and currently serves as President of the firm. Dr. Hussman holds a Ph.D. in Economics from Stanford University and two degrees from Northwestern University: a Master’s degree in Education and Social Policy and a Bachelor’s degree in Economics, Phi Beta Kappa.  Dr. Hussman was previously a professor of economics and international finance at the University of Michigan.  His academic research centers on market efficiency and information economics and his research on these topics has been published in leading academic journals and trade publications.  Dr. Hussman has been active in the financial markets since 1981 and worked as an options mathematician at the Chicago Board of Trade in the mid-1980s.  In 1988, he began publishing the Hussman Econometrics newsletter and in 1993 he became active in portfolio management.  The Board has concluded that Dr. Hussman is qualified to serve as a Trustee because of his professional investment experience and his distinguished academic background.

•
Mr. David C. Anderson is Network Administrator for Hephzibah Children’s Association.  Mr. Anderson has substantial experience in computer applications and investment research and analysis.  Mr. Anderson was employed for nearly 20 years as a research analyst for member firms of the Chicago Board Options Exchange and the Chicago Board of Trade, where he developed online computer trading systems and engaged in options and futures modeling and arbitrage analysis.  His research included the fundamental and technical analysis of stocks, options, precious metals and grains.  The Board has concluded that Mr. Anderson is qualified to serve as a Trustee because of his expertise on the subject of trading systems and his experience in investment research and analysis, as well as his business experience generally.

•
Mr. Nelson F. Freeburg, Jr. is the President and owner of Formula Research, Inc., a financial newsletter publisher.  Formula Research, Inc. publishes formula spreadsheets for many well-known timing models used for mutual fund and stock trading and has been in publication for almost a decade.  Mr. Freeburg is a nationally recognized expert in the development of disciplined and quantitative trading systems.  He has published many articles and reviews in leading trading periodicals and speaks widely on investment matters throughout the United States, Asia, Europe and Russia.  The Board has concluded that Mr. Freeburg is qualified to serve as a Trustee because of his expertise on the subject of quantitative trading systems and investment analysis, as well as his business experience generally.

•
Mr. William H. Vanover, CFP®, CLU®, is the co-founder, Chief Investment Officer and Chief Compliance Officer of Planning Alternatives, Ltd., a personal financial planning and investment management firm with $400 under management.  Mr. Vanover has been in the financial services industry since 1973 and specializes in investment counseling and retirement planning.  He is a Certified Financial Planner™ and Chartered Life Underwriter.  Mr. Vanover was one of the early adherents to the financial planning movement, obtaining his CFP designation in 1979.  He has taught various courses in the Certified Financial Planner curriculum as an adjunct instructor through the College for Financial Planning in Denver, Colorado.  Mr. Vanover is a past president of the Michigan Society of the Institute of Certified Financial Planning.  The Board has concluded that Mr. Vanover is qualified to serve as a Trustee because of his extensive experience in financial services and investments, as well as his business experience generally.

In addition to the qualifications listed above, the Trustees have consistently demonstrated strong character, integrity, ability, sound judgment and superior communication and reasoning skills over their years of service.  Furthermore, each Trustee came to the Board with a strong and diverse business background.  The Board has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such.  In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Risk Oversight.  The Fund is subject to a number of risks, including investment, compliance and operational risks.  Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser.  The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse affects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer who reports directly to the non-interested Trustees and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Trust’s compliance policies and procedures.  The Chief Compliance Officer regularly discusses the relevant risk issues affecting the Trust during private meetings with the non-interested Trustees.  The Chief Compliance

Officer also provides to the Board updates on the application of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the Chief Compliance Officer reports to the Board immediately in between Board meetings in case of any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk.

Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, the Adviser or other service providers.

Identifying and Evaluating Trustee Nominees.  In overseeing the process of identifying and evaluating potential nominees, the Nominating Committee will consider a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate’s character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Trustees.  The Nominating Committee has not developed a formal policy with regards to diversity of Board membership.  The purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee.  In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the current Trustees; (ii) the Trust’s officers; (iii) the Adviser; and (iv) any other source the Independent Trustees deem to be appropriate.  The Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

INVESTMENT ADVISER

Hussman Econometrics Advisors, Inc. (the “Adviser”), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as investment adviser to the Fund under an investment advisory agreement dated as of September 10, 2002 (the “Advisory Agreement”).  The Adviser, founded in March 1989, is a registered investment adviser that manages more than $9 billion in assets as of September 30, 2010.  John P. Hussman, Ph.D., President and a Trustee of the Trust and President and sole shareholder of the Adviser, may be deemed to control the Adviser.  As an affiliate of the Adviser and the Fund, Dr. Hussman may directly or indirectly receive benefits from the advisory fee paid to the Adviser.

Subject to the Fund’s investment objective and policies approved by the Trustees of the Trust, the Adviser manages the Fund’s portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund’s investment program.   For these services, the Fund pays the Adviser a monthly fee computed at the annual rates of 0.50% of the first $1 billion of average daily net assets of the Fund and 0.45% of such assets over $1 billion.

Prior to January 1, 2008, the Adviser contractually agreed to reduce its advisory fees or to absorb the Fund’s operating expenses to the extent necessary so that the Fund’s ordinary operating expenses would not exceed an amount equal to 0.90% annually of its average daily net assets pursuant to the terms of an Expense Limitation Agreement.  Any fee reductions or expense reimbursements by the Adviser, either before or after January 1, 2008, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

During the fiscal years ended June 30, 2010, 2009 and 2008, the fees paid by the Fund to the Adviser as calculated under the Advisory Agreement were $6,840,081, $3,263,502 and $1,282,838, respectively.  Pursuant to the Expense Limitation Agreement, the Adviser recouped $4,444 and $158,202 of previous fee reductions during the fiscal years ended June 30, 2009 and 2008, respectively.  As of December 31, 2008, all advisory fee reductions and expense reimbursements had been repaid to the Adviser by the Fund.

Unless sooner terminated, the Advisory Agreement shall continue in effect until July 20, 2011, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose.  The Advisory Agreement is terminable at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser.  The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Manager

The Fund’s Portfolio Manager is John P. Hussman, Ph.D.

Other Accounts Managed (as of June 30, 2010)

Dr. Hussman is also responsible for the day-to-day management of the Hussman Strategic Growth Fund (the “Growth Fund”) and Hussman Strategic International Equity Fund (the “International Fund”), two other series of the Trust.  As of the date of this Statement of Additional Information, the Fund, the Growth Fund and the International Fund are the Adviser’s only investment advisory clients.  Dr. Hussman is also a Trustee of the Hussman Foundation, Inc. and oversees the investments of various charitable organizations, without direct compensation.  Such investments are restricted to money market securities and mutual funds, which may include the Fund, the Growth Fund and the International Fund and may therefore result in indirect compensation to the Adviser in the same amount as is paid by other Fund shareholders.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
John P. Hussman, Ph.D.	Registered Investment Companies:	2	$6,194,143,533	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of Dr. Hussman managing, in addition to the Fund, the Growth Fund and the International Fund.

The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Fund and for the Growth Fund and/or the International Fund.  In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Fund and the Growth Fund and/or the International Fund in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each series.  The Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation

Compensation of Dr. Hussman includes a fixed salary paid by the Adviser plus the profits of the Adviser.  The profitability of the Adviser is primarily dependent upon the value of the Fund’s assets, as well as the assets of the Growth Fund and the International Fund.  However, compensation is not directly based upon the Fund’s performance or on the value of the Fund’s assets.

Ownership of Fund Shares

The following table indicates the dollar range of securities of the Fund beneficially owned by Dr. Hussman as of June 30, 2010.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
John P. Hussman, Ph.D.	Over $1,000,000

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions, the securities to be purchased and sold by the Fund and the brokers used to execute the Fund's portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities.  Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices.  Transactions on stock exchanges involve the payment of negotiated brokerage commissions.  Transactions in the over-the-counter market are generally principal transactions with dealers.  With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Fund.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund.  Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund.  Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser.   Any other account may also invest in the securities in which the Fund invests.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account.  In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

During the fiscal years ended June 30, 2010, 2009 and 2008, the Fund paid aggregate brokerage commissions of $102,816, $115,368 and $60,487, respectively.  The primary reason for the higher aggregate brokerage commissions paid by the Fund during the two most recent fiscal years was the substantial growth of the Fund’s net assets during such years.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

--
determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund’s custodian with such information as is required to effect the payment of dividends and distributions;

--	oversees the preparation and filing of the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--	monitors compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gains distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rates of 0.075% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $2 billion; 0.04% of such assets between $2 billion and $3 billion; 0.03% of such assets between $3 billion and $5 billion; and 0.025% of such assets over $5 billion; subject, however, to a minimum fee of $2,000 per month.  The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rates of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $12 to $22 per shareholder account, depending on the nature of the account, subject to a minimum fee of $1,500 per month.  During the fiscal year ended June 30, 2010, Ultimus received fees of $829,619 from the Fund in its capacity as Administrator, $125,452 in its capacity as Fund Accountant and $344,963 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2009, Ultimus received fees of $419,120 from the Fund in its capacity as Administrator, $83,351 in its capacity as Fund Accountant and $181,217 in its capacity as Transfer Agent.  During the fiscal year ended June 30, 2008, Ultimus received fees of $175,507 from the Fund in its capacity as Administrator, $53,412 in its capacity as Fund Accountant and $54,814 in its capacity as Transfer Agent.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 20, 2011.  The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures.  For these services, the Trust pays Ultimus a base fee of $15,000 per annum, plus an asset-based fee computed at annual rates of 0.005% of the average value of the Trust’s aggregate daily net assets from $100 to $500 million, 0.0025% of such assets from $500 million to $1 billion and 0.00125% of such assets over $1 billion.  The Fund pays its proportionate share of such fee along with the other series of the Trust.  In addition, the Trust reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.  For the fiscal years ended June 30, 2010, 2009, 2008 and 2007, Ultimus received compliance service fees from the Fund of $27,204, $16,279 and $10,340, respectively.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.  The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services.  The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

Custodian

US Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Trust pursuant to a Custody Agreement.  Its responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 312 Walnut Street, 19th Floor, Cincinnati, Ohio 45202 , to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for its fiscal year ending June 30, 2011.

Legal Counsel

The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Independent Trustees.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000.  The Trust’s Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes.  In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class.  Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder.  If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable.  Shares have no subscription, preemptive or conversion rights.   Shares do not have cumulative voting rights.  Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held.  Shareholders of all series and classes of shares of the Trust, including the

Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless the interests of each series or class in the matter are substantially identical or the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class.  The Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of all series and classes of shares of the Trust voting together as a single class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics.  These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions.  Each of these parties monitors compliance with its code of ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted proxy voting policies and procedures that describe how the Fund intends to vote proxies relating to portfolio securities.  These policies and procedures are attached to this Statement of Additional Information as Appendix B.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-443-4249, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.  The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a code of ethics for officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•
Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•
Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

•
Information regarding the general market exposure of the Fund (such as the average duration of bond holdings and the extent to which the Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust’s website and the information does not identify specific Portfolio Securities.

•
Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

•	The Trust’s Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of the Fund that is made on the same basis to all shareholders of the Fund.

•
The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, independent auditors and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities.  Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Independent Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. Printer would not receive portfolio information until at least 30 days old.
Broker/dealers through which Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•
The Trust’s Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed.  The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund.  The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

Principal Shareholders

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of October 1, 2010.

Name and Address	Shares	% Ownership	Type of Ownership

Charles Schwab & Co., Inc.	53,112,817.832	29.59%	Record
101 Montgomery Street
San Francisco, California 94104

TD Ameritrade, Inc.	14,328,823.458	7.98%	Record
1005 North Ameritrade Place
Bellevue, Nebraska 68005

ADDITIONAL TAX INFORMATION

The Fund has qualified and intends to continue to qualify annually as a regulated investment company, or “RIC”, under the Code.  Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code.  Depending on the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities.  If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income.  In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years.   The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Individual shareholders of the Fund may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Such dividends are scheduled to be taxed at ordinary income rates starting in 2011.  It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period.  The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts."  Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40").  Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value.  When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss.  The use of section 1256 contracts may force the Fund to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by the Fund.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear.  The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders.  The Fund may make one or more of the elections available under the Code which are applicable to straddles.  If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known.  If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met.  In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes.  Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes.  A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property).  Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions received by the shareholder with respect to such Fund shares.  For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders.  No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning.  In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Fund.  Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation.  In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.  This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

PERFORMANCE INFORMATION

From time to time performance information for the Fund showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports.  Such performance figures are based on historical earnings and are not intended to indicate future performance.  Average annual total returns of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results.  Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations.  These fees, if charged, will reduce the actual performance from that quoted.  If the Adviser voluntarily waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such voluntary waiver.

Calculation of Average Annual Total Returns

Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash.  Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.  The Fund’s average annual total returns for periods ended June 30, 2010 are:

1 Year	7.44%
5 Years	8.10%
Since Inception (Sept. 12, 2002)	7.60%

The Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effects of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax and the preferential tax rates for Qualified Dividends.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Other Quotations of Total Return

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  The cumulative return of the Fund as calculated in this manner for the period since inception (September 12, 2002) to June 30, 2010 is 76.98%.  A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return.  For example, the Fund’s average annual return for the three years ended June 30, 2010 is 9.39%.  A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

Yield

From time to time, the Fund may also advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd +1)6 – 1]
Where:
a	=	dividends and interest earned during the period
b	=	expenses accrued for the period (net of reimbursements)
c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends
d	=	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).  With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.  The Fund’s yield for June 2010 was 0.73%.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor’s, Barclays Capital, Morgan Stanley Capital International and Russell Investments, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index.  Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today.  In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.  The Fund may also include calculations such as hypothetical compounding examples which describe hypothetical investment results in such communications.  These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating.  Such ratings are based on a fund’s historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund’s investment category or class.  The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively:  Lowest, Below Average, Neutral, Above Average and Highest.

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by Ernst & Young LLP, independent registered public accounting firm , are incorporated herein by reference to the annual report of the Fund dated June 30, 2010.

APPENDIX A

The ratings of Moody’s and Standard & Poor’s for investment grade debt securities are as follows:

Moody’s Investors Service, Inc.

Aaa – Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A – Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa – Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B – Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C – Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor’s Ratings Group

AAA – Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA – Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A – Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB – Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC and CC – Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C – The rating C is reserved for income bonds on which no interest is being paid.

APPENDIX B

Hussman Investment Trust and
Hussman Econometrics Advisors, Inc. (the “Adviser”)

Proxy Voting Policies and Procedures

As part of their fiduciary responsibilities, Hussman Investment Trust (the “Trust”) and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests.  The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders’ investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust.  The Adviser’s proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility.  The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate.  However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

Election of boards of directors

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent.  In addition, key board committees – particularly audit committees – should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors.  The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

Equity-based compensation plans

The Adviser strongly favors incentive compensation plans based on increases in “economic value added” (EVA): after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital).  In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see “How and why stock options should be expensed from corporate earnings” on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock purchase plans (i.e., availability of stock purchase by employees at a fixed discount to market value).  Though the Advisor sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate and social policy issues

The decision to purchase a given security includes an evaluation of the company’s industry and products, as well as confidence in management to pursue the best interests of the company.  While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility.  Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible.  The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies.  The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

Approval of independent auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

Corporate structure and shareholder rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).  The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote.  In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE”) provisions).

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager.  The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee.   The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Proxy voting process

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion.  The Adviser may utilize the services of outside professionals (such as Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies.  Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND
TICKER SYMBOL: HSIEX

An Investment Portfolio of

HUSSMAN INVESTMENT TRUST

Statement of Additional Information

November 1, 2010

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic International Equity Fund dated November 1, 2010, which may be supplemented from time to time.  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  Copies of the Prospectus, the Annual Report or the Semi-Annual Report may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	2

CALCULATION OF NET ASSET VALUE	14

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	16

SPECIAL SHAREHOLDER SERVICES	16

MANAGEMENT OF THE TRUST	17

INVESTMENT ADVISER	23

PORTFOLIO TRANSACTIONS	26

OTHER SERVICE PROVIDERS	27

GENERAL INFORMATION	30

ADDITIONAL TAX INFORMATION	34

PERFORMANCE INFORMATION	38

FINANCIAL STATEMENTS	40

APPENDIX A (PROXY VOTING POLICIES AND PROCEDURES)	41

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STATEMENT OF ADDITIONAL INFORMATION

Hussman Investment Trust (the “Trust”) is an open-end management investment company which currently offers three diversified investment portfolios, Hussman Strategic International Equity Fund, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund.  This Statement of Additional Information applies only to Hussman Strategic International Equity Fund (the “Fund”).  For information on Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, please call 1-800-487-7626.  The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund seeks to achieve long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Additional Information on Portfolio Investments,
Strategies and Risks

Information contained in this Statement of Additional Information expands upon information contained in the Fund’s Prospectus.  No investment in shares of the Fund should be made without first reading the Prospectus.

Foreign Securities

The Fund invests primarily in foreign securities, including those traded domestically as American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities present special considerations not typically associated with investments in domestic securities.  Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Certain countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.

The Fund may invest a portion of its assets in emerging markets.  An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy.  Investing in emerging markets involves exposure to potentially unstable governments, the risk of

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nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights.  Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries.  A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund.  A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value.  The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s net asset value to decline as the values of the unsold positions are marked to lower prices.  In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Foreign Currency Transactions

As discussed in the Prospectus, investments in foreign securities involve currency risk.  The Fund may engage in various transactions to hedge currency risk, but is not required to do so.  The instruments the Fund may use for this purpose include forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract.  These contracts are entered into directly between currency traders and their customers.  The Fund may use these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Fund has agreed to purchase or the amount in U.S. dollars that the Fund will receive when it has sold foreign securities.

Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Fund may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities.  For example, the Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar.  If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.

Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike rate) on or before the option matures.  Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser.  Currency options are traded either on a national securities exchange or through privately negotiated over-the-counter

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transactions.  Over-the-counter options present a greater possibility of loss than exchange-traded options because of their greater illiquidity and credit risks.

The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge.  The successful use of foreign currency transactions also depends on the ability of the investment manager to correctly forecast interest rate movements, currency rate movements and general stock market price movements.  There can be no assurance that the investment manager's judgment will be accurate.  The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures and options contracts, including: the risk of an illiquid market and the risk of adverse regulatory actions.  Any of these factors may cause the Fund to lose money on its foreign currency transactions.  The Fund generally does not hedge currency risks, and generally will do so, if at all, only in connection with settlements of its purchases or sales of foreign securities.

Derivative Instruments

As discussed in the Prospectus, the Fund may engage in certain transactions in derivative instruments, including options, futures contracts and swaps.  The specific transactions in which the Fund may engage are noted and described in the Prospectus.  The discussion below provides additional information regarding the use of certain derivative instruments.

Regulatory Matters.  The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and foreign currency transactions) imposed by the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) applicable to the issuance of senior securities.  Additionally, the Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”).  Therefore, the Fund will not be subject to regulation or registration as a commodity pool operator under the CEA.

Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund’s use of such instruments to the extent such instruments are used by the Fund.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, introduces a variety of new restrictions on the securities markets and imposes additional regulations in the trading of over-the-counter derivatives and swaps.  The full effect of this and future legislation is not yet known.

Futures and Options Transactions.  The Fund may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests.  For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund’s portfolio securities.  To the extent that there is a correlation between the Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit the Fund to retain its securities positions.

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The Fund may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities.  Alternatively, the Fund may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline.  The Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

By purchasing a put option on an individual stock, the Fund could hedge the risk of a devaluation of that individual stock.  The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund.  However, option premiums tend to decrease over time as the expiration date nears.  Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell.  At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

The Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund’s portfolio to supplement the Fund’s income and enhance total returns.  The Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund’s portfolio as a whole.  The Fund will write only covered call options, that is, the Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option.  A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option.  Index options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily).  A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date.  An index call option written by the Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option.  The Fund may terminate its obligations under a call option by purchasing an option identical to the one written.  Writing covered call options provides the Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options.  Writing covered call options may reduce the Fund’s returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

5

Stock Index Futures Characteristics.  Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance.  A determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract.  Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities currently ranging from approximately 10% to 15% of the contract amount.  This is called “initial margin.”  Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract.  Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker.  Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund’s position less valuable.  In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position.  At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline.  If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.  All participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future.  Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market.  Such increased participation may also cause temporary price distortions.  Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.  In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements.  Such sales may have to be effected at a time when it may be disadvantageous to do so.

6

Use of Other Derivative Instruments.  The Fund may also use other derivatives in seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests.  These derivatives may include (but are not limited to) swaps and structured notes.

Swaps are individually negotiated agreements that can be structured to increase or reduce exposure to particular types of investments, markets or market factors.  Typically, swaps are contracts under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional," amount.  The Fund's use of swaps generally will be limited to equity swaps through which the Fund seeks to hedge its exposure to investments in particular foreign markets or geographic regions.  These agreements involve payments by the Fund of a floating interest rate on a notional amount in exchange for receipt by the Fund of payments based on the changes in the value of a specified securities index or a specified basket of securities of the same notional amount.  To the extent that the investment manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial.  The value of some components of an equity swap, such as dividends on common stock, may also be sensitive to changes in interest rates.

Structured notes are specially designed debt investments whose principal payments or interest payments are linked to the value of an underlying asset, such as a security, currency or index.  Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates.  Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable to the Fund on maturity.  The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases.  Finally, these investments may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Risks of Derivative Instruments Generally.  The purchase and sale of derivative instruments, including options, swaps, futures contracts and other derivative transactions, involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing the Fund’s portfolio of investments.  While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the investment manager is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments.  It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other instruments used.  It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets.  Moreover, to the extent that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could experience losses, including the possibility of not obtaining a recovery of its investment or obtaining only a limited or delayed recovery.  In addition, the Fund will pay

7

commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance.  Finally, the successful execution of currency hedging strategies using derivative instruments is uncertain given the difficulty in accurately projecting movements in foreign currency markets.

Risks of Options on Stock Indices.  As discussed above, the purchase and sale of options on stock indices is subject to risks applicable to options transactions generally.  In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.  Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted.  If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.  However, it is a policy of the Fund to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk.  If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change.  If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.  Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option.  Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop in all index option contracts.

Risks of Over-the-Counter ("OTC") Options and other OTC Derivatives.  Options and other derivative instruments purchased and sold through private OTC transactions do not include many of the protections afforded to exchange participants.  In addition, the existence of a liquid trading market for OTC derivatives will depend on whether there are dealers that make a market in such products, and there may not be a market for certain types of OTC derivatives.  There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid.  Additionally, whereas exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options, no clearing agency guarantees OTC transactions.  Accordingly, each party to an OTC transaction bears the risk that the counterparty will default.

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Limitations on Use of Derivatives.  The total notional value of all of the Fund's positions in futures, options and other instruments used for hedging is not expected to exceed the value of stocks owned by the Fund, so that the most defensive position expected by the Fund will be a "fully hedged" position in which long and short exposures are of equal size.  In computing the “notional value” of option hedges under these limitations, the combination of a long put position and a short call option is counted as a single option position.  The notional value of such a position is generally equal to 100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is “in the money” at the time the position is initiated.  Similarly, option spread and other “covered” combinations (for example, a short put option combined with a long put option) are also netted as single positions for the purposes of calculating notional value under these limitations.  Other offsetting positions in derivatives may similarly be netted and treated as a single position.

Borrowing Money

The Fund does not intend to borrow money for the purpose of purchasing securities (“leverage”), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding.  Borrowing involves the creation of a liability that requires the Fund to pay interest.

The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing.  The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money.  In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Exchange Traded Funds and Other Similar Instruments

Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund.  These investments may be used for hedging purposes or to seek to increase total return.  Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment.  Similar instruments, issued by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or a basket of securities of companies engaged in a particular market or sector.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including:  (1) risks that the

9

general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.  The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs.  A short sale involves the sale of shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price.  If the price of the shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction.  Conversely, if the price of the shares sold short increases, the Fund will realize a loss.  The amount of this loss, in theory, is unlimited, because there is no limit on the possible increase in market price of the securities sold short.  If the Fund effects short sales of ETFs it may offset short positions with long positions in individual equity securities to limit the potential loss in the event of an increase in market price of the ETFs sold short.

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  The investment manager will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.  In the case of ETFs that are investment companies, they invest substantially all of their assets in securities in various securities indices or a particular segment of a securities index.  Most ETFs are listed and traded on the American Stock Exchange (“AMEX”).  The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the AMEX.  ETFs may trade at relatively modest discounts or premiums to net asset value.  Certain ETFs may have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected.  If such disruptions were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

The Fund will limit its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments).  The Fund will not invest in an ETF (or similar instrument) or enter into a transaction in a stock index option if, as a result of such purchase or transaction, the aggregate “long” exposure relating to these investment positions would exceed 30% of the Fund’s net assets.  If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund’s net assets, the investment manager will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund’s net assets.

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Limitations of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.  The Fund does not purchase shares of “managed” ETFs.

Money Market Mutual Funds

For liquidity purposes, the Fund may invest a portion of its assets in the shares of money market mutual funds.  The Fund will incur additional expenses due to the duplication of fees and other costs to the extent it invests in shares of money market mutual funds.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.  The Fund may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”).  In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

Illiquid Securities

The Fund typically does not purchase illiquid securities.  However, certain derivative instruments used by the Fund may become illiquid.  To the extent that the Fund holds illiquid securities or other investments, it will not purchase such an investment if, as a result, illiquid securities and other illiquid investments would constitute more than 15% of the Fund's net assets.  Illiquid securities and investments generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days.

Because of the absence of a trading market, the Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable.  The sale price of illiquid investments may be lower or higher than the value of those investments as determined by the Fund.  Generally, less public information is available about the issuers of securities that are not publicly traded than about issuers whose securities are publicly traded.  The investment manager will monitor the liquidity of the Fund’s investments in illiquid securities and other illiquid investments.  Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as “illiquid” for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees.

Repurchase Agreements

The Fund may purchase securities pursuant to repurchase agreements.  Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the investment manager deems creditworthy, subject

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to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities.  The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest).  If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action.  Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Lending of Portfolio Securities

In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities.  The Fund must receive 100% collateral in the form of cash or U.S. government securities.  This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.  During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities.  Loans are subject to termination by the Fund or the borrower at any time.  While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment.  In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Investment Restrictions

The Fund’s investment objective may not be changed without a vote of the holders of a majority of the Fund’s outstanding shares.  In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares.  When used in this Statement of Additional Information and the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

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The Fund may not:

1.
Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

2.
With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

3.
Borrow money in an amount exceeding 33-1/3% of the value of its total assets or issue senior securities, except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

4.
Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

5.
Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

6.	Purchase securities of companies for the purpose of exercising control.

7.
Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

8.
Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and may purchase and sell foreign currency and foreign currency options and futures and may enter into forward foreign currency contracts and swaps.

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

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Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities.  Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies.  High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders.  The investment manager anticipates that the Fund’s annual portfolio turnover rate will typically not exceed 200%.  For the fiscal period ended June 30, 2010, the Fund’s portfolio turnover rate was 13%.

CALCULATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading.  Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities, other than options, listed on the NYSE or other U.S. securities exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded.  However, in the case of securities of U.S. issuers, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  Securities traded on a foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded, subject to possible adjustment as described below.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter market, other than NASDAQ quoted securities, are valued at the last sales price or, if there are no sales on that day, otherwise at the mean of the closing bid and ask prices.

Pursuant to procedures adopted by the Board of Trustees, options traded on a U.S. securities exchange are valued at a price between the closing bid and ask prices determined by the investment manager to most closely reflect market value as of the time of computation of net asset value.  Options not traded on a U.S. securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices.  Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale price or, if not available, at the mean of the closing bid and ask prices as of the close of such commodities exchanges.

Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their

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closing bid and ask prices.  Fixed income securities may also be valued on the basis of prices provided by an independent pricing service.  The Board of Trustees will review the methods used by such services to assure itself that securities are appropriately valued.  The fair value of securities with remaining maturities of 60 days or less may be determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

In the event that market quotations are not readily available or are determined by the investment manager to not be reflective of fair market value due to market events or developments, securities and other assets are valued at fair value as determined by the investment manager in accordance with procedures adopted in good faith by the Board of Trustees.  Such methods of fair valuation include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.  Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its net asset value.  In addition, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its net asset value.  In that event, the value of the Fund’s holdings may change on days when shareholders will not be able to purchase or sell the Fund’s shares.  The Board of Trustees has authorized the Fund to retain a pricing service to determine the fair value of its foreign portfolio securities because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger-announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities).  The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.  Determining the fair value of portfolio securities involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value.  There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value.  Because of the inherent uncertainty in fair valuations and the various factors considered in determining fair value, there can be significant deviations between a fair value at which a portfolio security is being carried and the price at which it is purchased or sold.  Moreover, to the extent the Fund has significant holdings of foreign portfolio securities, fair valuation may be used more frequently than for other funds.

The value of non-dollar denominated portfolio securities held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values based on exchange rates supplied by a quotation service, if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution.  Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis.  Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund.  In this event, the securities would be valued in the same manner as the Fund’s net asset value is determined.  If the recipient sold such securities, brokerage charges would be incurred.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the transaction.

Automatic Investment Plan.  The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Automatic Withdrawal Plan.  Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan.  A shareholder may receive monthly or

16

quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarter as specified).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Fund at 1-800-HUSSMAN.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  Costs in conjunction with the administration of the plan are borne by the Fund.  However, shareholders participating in the plan may be subject to a redemption fee unless total annual redemptions under the plan do not exceed 15% of the initial value of the Fund shares when the plan is established for a shareholder.  Additionally, investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses.  The Automatic Withdrawal Plan may be terminated by the Fund at any time upon thirty days’ written notice.  A shareholder may terminate participation in an Automatic Withdrawal Plan by giving written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

Hussman Strategic International Equity Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein.  Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for the supervision of the management of the Trust rests with its Trustees, who are elected either by the Trust’s shareholders or the Trustees currently in office.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually.  Certain officers of the Trust also may serve as a Trustee.

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The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts.  There are currently four Trustees, three of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”).  The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees or committees thereof.  Officers of the Trust receive no compensation from the Trust for performing the duties of their offices, except the Trust may compensate its Chief Compliance Officer.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies**	Number of Portfolios in Fund Complex*** Overseen by Trustee

Interested Trustee:

*John P. Hussman Ph.D. (age 48) 5136 Dorsey Hall Drive Ellicott City, Maryland 21042	Since June 2000	President and Trustee	Chairman, President and Treasurer of Hussman Econometrics Advisors, Inc.	3

Independent Trustees:

David C. Anderson (age 59) 946 North Boulevard Oak Park, Illinois 60301	Since June 2000	Trustee	Network Administrator for Hephzibah Children’s Association (child welfare organization)	3

Nelson F. Freeburg, Jr. (age 58) 9320 Grove Park Cove Germantown, Tennessee 38139	Since June 2000	Trustee	President and Owner of Formula Research, Inc. (financial newsletter publisher); owner of Chicksaw Land & Investment Company	3

William H. Vanover (age 63) 36800 Woodward Avenue, Suite 200 Bloomfield Hills, Michigan 48304	Since June 2000	Trustee	Chief Investment Officer and Chief Compliance Officer of Planning Alternatives, Ltd. (registered investment adviser) ****	3

Executive Officers:

Robert G. Dorsey (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Mark J. Seger (age 48) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John F. Splain (age 54) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Secretary/Chief Compliance Officer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

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*	John P. Hussman, Ph.D. as an affiliated person of Hussman Econometrics Advisors, Inc. (the “Adviser”), is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	None of the Trustees are directors of public companies.

***	The Fund Complex consists of the Fund, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund.

****	If deemed an appropriate investment for a particular client, Planning Alternatives, Ltd. may recommend that such client invest in shares of the Fund.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2009.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
John P. Hussman, Ph.D.	Over $100,000	Over $100,000
Independent Trustees:
David C. Anderson	None	Over $100,000
Nelson F. Freeburg, Jr.	None	Over $100,000
William H. Vanover	None	Over $100,000

As of October 1, 2010, the Trustees and officers of the Trust as a group owned of record or beneficially 58.0 % of the outstanding shares of the Fund.

Trustee Compensation.  No director, officer or employee of the Adviser or the Distributor receives any compensation from the Fund for serving as an officer or Trustee of the Trust, except the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with the Adviser or the Distributor.  Each Trustee who is not an affiliated person of the Adviser receives from the Trust an annual retainer of $28,000, payable quarterly; a fee of $15,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $20,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephonic meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; plus reimbursement of travel and other expenses incurred in attending meetings.  The following table provides compensation amounts paid during the fiscal year ended June 30, 2010 to each of the Trustees:

Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees**
John P. Hussman, Ph.D.*	None	None	None	None
David C. Anderson	$14,666	None	None	$ 99,000
Nelson F. Freeburg, Jr.	$14,666	None	None	$ 99,000
William H. Vanover	$14,666	None	None	$ 99,000

*	Interested person of the Trust as defined by the 1940 Act.

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**
The Trust is comprised of three Funds, including the Fund, which constitutes the “Fund Complex.”  Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by the Fund and by Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, the other series of the Trust.

Leadership Structure and Qualifications of Trustees

Board of Trustees.   The Board of Trustees is responsible for oversight of the Funds.  The Trust has engaged the Adviser to oversee the management of the Funds on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.  The Board meets in person at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet at special meetings or on an informal basis at other times throughout the year.  The Independent Trustees also regularly meet without the presence of any representatives of management.  The Board has established an Audit Committee and a Nominating Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by the Trust’s President, Dr. John P. Hussman, Ph.D.  Dr. Hussman is an “interested person” of the Trust because he is an officer and the controlling shareholder of the Adviser.  Dr. Hussman, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of all of the Funds’ service providers.  As President, Dr. Hussman has primary responsibility for setting the agenda for each Board meeting and presiding at each Board meeting.

The Trust has not appointed an independent Chairman or a Lead Independent Trustee.  It was determined by the Board that, due to the Board’s size (four Trustees), the size of the fund complex (three Funds) and the strong internal controls and strong compliance culture of the Adviser and other service providers to the Trust , it is not necessary at this time to appoint an independent Chairman or a Lead Independent Trustee.  The Independent Trustees have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.

Board Committees.    The Board has established a Nominating Committee and an Audit Committee, the members of which are David C. Anderson, Nelson F. Freeburg, Jr. and William H. Vanover.  Each member of the Nominating Committee and the Audit Committee is a “non-interested” Trustee (as such term is defined in the 1940 Act).  The Nominating Committee is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board.  The principal functions of the Audit Committee are: (i) the appointment, retention and oversight of the Trust’s independent auditor; (ii) to meet separately with the independent auditor and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditor concerning its conduct of the audit, including any comments or recommendations it deems appropriate.  In addition, the Audit Committee acts as liaison between the independent auditor and the full Board, and pre-approves the scope of the audit and non-audit services the

20

independent auditor provides to the Funds.  During the fiscal year ended June 30, 2010, the Audit Committee met four times.  The Nominating Committee did not meet during the fiscal year ended June 30, 2010.

Qualifications of the Trustees.  The Independent Trustees review the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Independent Trustees take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that they believe contributes to good governance for the Trust.

Each Trustee has been serving in such capacity for more than 10 years.  During this period each Trustee has participated in regular and, on occasion, special Board meetings.  Each Trustee has consistently attended Board meetings, demonstrating a commitment to the Funds and their shareholders.  Through their years of service as a Trustee, each Trustee has developed a thorough understanding of his role and responsibilities to the Funds and their shareholders.  For example, the Trustees review the Funds’ financial statements, consider the continuance of contracts with service providers, review compliance reports, meet regularly with the Chief Compliance Officer of the Trust and select the Trust’s independent registered public accounting firm.  The Trustees also monitor certain quarterly activities of the Funds, including brokerage activities, pricing and valuation practices, anti-money laundering compliance and code of ethics reports related to personal trading.  The Trustees, with the assistance of Trust counsel, also stay current on legal and regulatory changes impacting the Funds.

•
Mr. John P. Hussman, Ph.D is the founder of Hussman Econometrics Advisors, Inc., the investment adviser to the Fund, and currently serves as President of the firm. Dr. Hussman holds a Ph.D. in Economics from Stanford University and two degrees from Northwestern University: a Master’s degree in Education and Social Policy and a Bachelor’s degree in Economics, Phi Beta Kappa.  Dr. Hussman was previously a professor of economics and international finance at the University of Michigan.  His academic research centers on market efficiency and information economics and his research on these topics has been published in leading academic journals and trade publications.  Dr. Hussman has been active in the financial markets since 1981 and worked as an options mathematician at the Chicago Board of Trade in the mid-1980s.  In 1988, he began publishing the Hussman Econometrics newsletter and in 1993 he became active in portfolio management.  The Board has concluded that Dr. Hussman is qualified to serve as a Trustee because of his professional investment experience and his distinguished academic background.

•
Mr. David C. Anderson is Network Administrator for Hephzibah Children’s Association.  Mr. Anderson has substantial experience in computer applications and investment research and analysis.  Mr. Anderson was employed for nearly 20 years as a research analyst for member firms of the Chicago Board Options Exchange and the Chicago Board of Trade, where he developed online computer trading systems and engaged in options and futures modeling and arbitrage analysis.  His research included the fundamental and technical analysis of stocks, options, precious metals and grains.  The

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Board has concluded that Mr. Anderson is qualified to serve as a Trustee because of his expertise on the subject of trading systems and his experience in investment research and analysis, as well as his business experience generally.

•
Mr. Nelson F. Freeburg, Jr. is the President and owner of Formula Research, Inc., a financial newsletter publisher.  Formula Research, Inc. publishes formula spreadsheets for many well-known timing models used for mutual fund and stock trading and has been in publication for almost a decade.  Mr. Freeburg is a nationally recognized expert in the development of disciplined and quantitative trading systems.  He has published many articles and reviews in leading trading periodicals and speaks widely on investment matters throughout the United States, Asia, Europe and Russia. The Board has concluded that Mr. Freeburg is qualified to serve as a Trustee because of his expertise on the subjects of quantitative trading systems and investment analysis, as well as his business experience generally.

•
Mr. William H. Vanover, CFP®, CLU®, is the co-founder, Chief Investment Officer and Chief Compliance Officer of Planning Alternatives, Ltd., a personal financial planning and investment management firm with $400 million under management.  Mr. Vanover has been in the financial services industry since 1973 and specializes in investment counseling and retirement planning.   He is a Certified Financial Planner™ and Chartered Life Underwriter.  Mr. Vanover was one of the early adherents to the financial planning movement, obtaining his CFP® designation in 1979.  He has taught various courses in the Certified Financial Planner curriculum as an adjunct instructor through the College for Financial Planning in Denver, Colorado.  Mr. Vanover is a past president of the Michigan Society of the Institute of Certified Financial Planning.  The Board has concluded that Mr. Vanover is qualified to serve as a Trustee because of his extensive experience in financial services and investments, as well as his business experience generally.

In addition to the qualifications listed above, the Trustees have consistently demonstrated strong character, integrity, ability, sound judgment and superior communication and reasoning skills over their years of service.  Furthermore, each Trustee came to the Board with a strong and diverse business background.  The Board has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such.  In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Risk Oversight.   The Fund is subject to a number of risks, including investment, compliance and operational risks.  Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser.  The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse affects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur;

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and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer who reports directly to the non-interested Trustees and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Trust’s compliance policies and procedures.  The Chief Compliance Officer regularly discusses the relevant risk issues affecting the Trust during private meetings with the non-interested Trustees.  The Chief Compliance Officer also provides to the Board updates on the application of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the Chief Compliance Officer reports to the Board immediately in between Board meetings in case of any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk.

Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, the Adviser or other service providers.

Identifying and Evaluating Trustee Nominees.   In overseeing the process of identifying and evaluating potential nominees, the Nominating Committee will consider a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate’s character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Trustees.  The Nominating Committee has not developed a formal policy with regards to diversity of Board membership.  The purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee.  In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the current Trustees; (ii) the Trust’s officers; (iii) the Adviser; and (iv) any other source the Independent Trustees deem to be appropriate.  The Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

INVESTMENT ADVISER

Hussman Econometrics Advisors, Inc. (the “Adviser”), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as investment adviser to the Fund under an investment advisory agreement dated as of December 31, 2009 (the “Advisory Agreement”).  The Adviser, founded in March 1989, is a registered investment adviser that manages more than $9 billion in assets as of September 30, 2010.  John P. Hussman, Ph.D., President and a Trustee of the Trust and

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President and sole shareholder of the Adviser, may be deemed to control the Adviser.  As an affiliate of the Adviser and the Fund, Dr. Hussman may directly or indirectly receive benefits from the advisory fee paid to the Adviser.

Subject to the Fund’s investment objectives and policies approved by the Trustees of the Trust, the Adviser manages the Fund’s portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund’s investment program.  For these services, the Fund pays the Adviser a monthly fee computed at the annual rates of 1.00% of the first $1 billion of average daily net assets of the Fund, 0.95% of the next $2 billion of such assets, and 0.90% of such assets over $3 billion, less any fee reductions.

The Adviser has contractually agreed to reduce its advisory fees or to absorb the Fund’s operating expenses to the extent necessary so that the Fund’s ordinary operating expenses do not exceed an amount equal to 2.00% annually of its average daily net assets.  This Expense Limitation Agreement remains in effect until at least December 31, 2012.  Any fee reductions or expense reimbursements by the Adviser, either before or after December 31, 2012, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

During the fiscal period ended June 30, 2010, the fees payable to the Adviser as calculated under the Advisory Agreement were $36,962; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser did not collect any of such fees and, in addition, reimbursed the Fund for $74,536 of its other operating expenses.  Pursuant to the Expense Limitation Agreement, as of June 30, 2010, the Adviser may in the future recoup from the Fund fee reductions and expense reimbursements in the amount of $111,498.

Unless sooner terminated, the Advisory Agreement shall continue in effect until July 20, 2011, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose.  The Advisory Agreement is terminable at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser.  The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

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Portfolio Managers

The Fund’s lead portfolio manager is John P. Hussman, Ph.D.  William J. Hester, CFA, a Senior Research Analyst of the Adviser, is the co-portfolio manager of the Fund.

Other Accounts Managed (as of June 30, 2010)

Dr. Hussman is also responsible for the day-to-day management of Hussman Strategic Growth Fund (the “Growth Fund”) and Hussman Strategic Total Return Fund (the “Total Return Fund”), two other series of the Trust.  As of the date of this Statement of Additional Information, the Fund, the Growth Fund and the Total Return Fund are the Adviser’s only investment advisory clients.  Dr. Hussman is also a Trustee of the Hussman Foundation, Inc. and oversees the investments of various charitable organizations, without direct compensation.  Such investments are restricted to money market securities and mutual funds, which may include the Fund, the Growth Fund and the Total Return Fund and may therefore result in indirect compensation to the Adviser in the same amount as is paid by other Fund shareholders.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
John P. Hussman, Ph.D.	Registered Investment Companies:	2	$8,070,327,135	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0
William J. Hester, CFA	Registered Investment Companies:	0	$ 0	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of Dr. Hussman managing, in addition to the Fund, the Growth Fund and the Total Return Fund.

The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Fund and for the Growth Fund and/or the Total Return Fund.  In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Fund and the Growth Fund and/or the Total Return Fund in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each series.  The Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell at the price at which such security can be purchased or sold.

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Compensation

Compensation of Dr. Hussman includes a fixed salary paid by the Adviser plus the profits of the Adviser.  The profitability of the Adviser is primarily dependent upon the value of the Fund’s assets, as well as the assets of the Growth Fund and the Total Return Fund.  However, compensation is not directly based upon the Fund’s performance or on the value of the Fund’s assets.

Compensation of Mr. Hester consists of a fixed salary plus a bonus from the Adviser, as determined by Dr. Hussman in his sole discretion.

Ownership of Fund Shares

The following table indicates the dollar range of securities of the Fund beneficially owned by Dr. Hussman and Mr. Hester as of June 30, 2010.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
John P. Hussman, Ph.D.	Over $1,000,000
William J. Hester, CFA	None

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund’s investment objective, policies and restrictions, the securities to be purchased and sold by the Fund and the brokers used to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities.  Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices.  Transactions on stock exchanges involve the payment of negotiated brokerage commissions.  Transactions in the over-the-counter market are generally principal transactions with dealers.  With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Fund.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund.  Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund.  Such information may be useful to the

26

Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser.  Any other account may also invest in the securities in which the Fund invests.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account.  In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

During the fiscal period ended June 30, 2010, the Fund paid aggregate brokerage commissions of $6,178.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

--	determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of

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dividend notices to shareholders; and provides the Fund’s custodian with such information as is required to effect the payment of dividends and distributions;

--	oversees the preparation and filing of the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--	monitors compliance of the Fund’s operation with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gains distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders:  maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rates of 0.075% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $2 billion; 0.04% of such assets between $2 billion and $3 billion; 0.03% of such assets between $3 billion and $5 billion; and 0.025% of such assets over $5 billion; subject, however, to a minimum fee of $2,000 per month.  The fee payable by the Fund to Ultimus as Fund Accountant is $3,000 per month plus an asset based fee at the annual rates of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $12 to $22 per shareholder account, depending on the nature of the account, subject to a minimum fee of $1,500 per month.  During the fiscal period ended June 30, 2010, Ultimus received fees of $12,000 from the Fund in its capacity as Administrator, $18,371 in its capacity as Fund Accountant and $9,000 in its capacity as Transfer Agent.

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Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 20, 2011.  The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures.  For these services, the Trust pays Ultimus a base fee of $15,000 per annum, plus an asset-based fee computed at annual rates of 0.005% of the average value of the Trust’s aggregate daily net assets from $100 million to $500 million, 0.0025% of such assets from $500 million to $1 billion and 0.00125% of such assets over $1 billion.  The Fund pays its proportionate shre of such fee along with the other series of the Trust.  In addition, the Trust reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.  For the fiscal period ended June 30, 2010, Ultimus received compliance service fees from the Fund of $2,554.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.  The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services.  The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

Custodian

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as custodian to the Trust pursuant to a Custody Agreement.  Its responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

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Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 312 Walnut Street, 19th Floor, Cincinnati, Ohio 45202 , to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for its fiscal year ending June 30, 2011.

Legal Counsel

The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as U.S. counsel for the Trust and U.S. counsel to the Independent Trustees.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000.  The Trust’s Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes.  In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class.  Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder.  If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable.  Shares have no subscription, preemptive or conversion rights.  Shares do not have cumulative voting rights.  Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held.  Shareholders of all series and classes of shares of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless the interests of each series or class in the matter are substantially identical or the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class.  The Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of all series and classes of shares of the Trust voting together as a single class.

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Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics.  These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions.  Each of these parties monitors compliance with its code of ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted proxy voting policies and procedures that describe how the Fund intends to vote proxies relating to portfolio securities.  These policies and procedures are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-443-4249, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.  The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a code of ethics for officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

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•
Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•
Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

•
Information regarding the general market exposure of the Fund (such as the average duration of bond holdings and the extent to which the Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust’s website and the information does not identify specific Portfolio Securities.

•
Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

•	The Trust’s Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of the Fund that is made on the same basis to all shareholders of the Fund.

•
The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, independent auditors and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities.  Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Independent Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. Printer would not receive portfolio information until at least 30 days old
Broker/dealers through which Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical

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Such disclosures may be made without approval of the Trust’s Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•
The Trust’s Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed.  The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund.  The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

Principal Shareholders

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of October 1, 2010.

Name and Address	Shares	% Ownership	Type of Ownership

John P. Hussman, Ph.D.	873,351.417	57.95%	Record and
5136 Dorsey Hall Drive			Beneficial
Ellicott City, Maryland 21042

Gary M. Cotter	106,835.741	7.09%	Record and
IRA Account			Beneficial
1703 Edgewood Drive
Long Grove, Illinois 60047

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ADDITIONAL TAX INFORMATION

The Fund has qualified and intends to continue to qualify annually as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code.  Depending on the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities.  If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income.  In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:  (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its net

34

capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

If the Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs.  Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash.  Investments in PFICs could also result in the treatment of associated capital gains as ordinary income.  The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments.  Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares of the corporation, however, the Fund may incur the tax and interest charges described above in some instances.

Individual shareholders of the Fund may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Such dividends are scheduled to be taxed at ordinary income rates starting in 2011.  It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period.  The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of a dividend paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

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Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts."  Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40").  Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value.  When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss.  The use of section 1256 contracts may force the Fund to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by the Fund.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear.  The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders.  The Fund may make one or more of the elections available under the Code which are applicable to straddles.  If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known.  If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met.  In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes.  Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes.  A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16

36

days during the 31-day period beginning on the date that is 15 days before the ex-dividend date.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property).  Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions received by the shareholder with respect to such Fund shares.  For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders.  No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning.  In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Fund.  Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation.  In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.  This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

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PERFORMANCE INFORMATION

From time to time performance information for the Fund showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports.  Such performance figures are based on historical earnings and are not intended to indicate future performance.  Average annual total returns of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations.  Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions.  Consequently, total return will fluctuate and is not necessarily representative of future results.  Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations.  These fees, if charged, will reduce the actual performance from that quoted.  If the Adviser voluntarily waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such voluntary waiver.

Calculation of Average Annual Total Returns

Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash.  Average annual total return will be calculated by:  (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

The Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates

38

may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effects of phaseouts of certain exemptions, deductions and credits are various income levels and the impact of the federal alternative minimum income tax and the preferential tax rates for Qualified Dividends.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Other Quotations of Total Return

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  The cumulative return of the Fund as calculated in this manner for the period since inception (December 31, 2009) to June 30, 2010 is 0.80%.  A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return.  A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor’s, Barclays Capital, Morgan Stanley Capital International and Russell Investments, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index.  Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today.  In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks;

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and (8) discussions of fund rankings or ratings by recognized rating organizations.  The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications.  These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating.  Such ratings are based on a fund’s historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund’s investment category or class.  The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively:  Lowest, Below Average, Neutral, Above Average and Highest.

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by Ernst & Young LLP, independent registered public accounting firm , are incorporated herein by reference to the annual report of the Fund dated June 30, 2010.

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APPENDIX A

Hussman Investment Trust and
Hussman Econometrics Advisors, Inc. (the “Adviser”)

Proxy Voting Policies and Procedures

As part of their fiduciary responsibilities, Hussman Investment Trust (the “Trust”) and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests.  The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders’ investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust.  The Adviser’s proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility.  The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate.  However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

Election of boards of directors

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent.  In addition, key board committees – particularly audit committees – should be entirely independent.

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The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors.  The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

Equity-based compensation plans

The Adviser strongly favors incentive compensation plans based on increases in “economic value added” (EVA):  after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital).  In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see “How and why stock options should be expensed from corporate earnings” on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock purchase plans (i.e., availability of stock purchase by employees at a fixed discount to market value).  Though the Adviser sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate and social policy issues

The decision to purchase a given security includes an evaluation of the company’s industry and products, as well as confidence in management to pursue the best interests of the company.  While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility.  Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible.  The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies.  The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the

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company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

Approval of independent auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

Corporate structure and shareholder rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).  The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote.  In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager.  The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee.  The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

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Proxy voting process

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion.  The Adviser may utilize the services of outside professionals (such as Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies.  Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

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PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on November 1, 2001

(b)	Bylaws — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 2, 2005

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)	(i)
Investment Advisory Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Growth Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13 filed on August 27, 2010

(ii)
Investment Advisory Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Total Return Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 12 filed on  October 28, 2009

(iii)
Investment Advisory Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic International Equity Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13 filed on August 27, 2010

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13 filed on August 27, 2010

(f)	Inapplicable

(g)	(i)
Custody Agreement with US Bank NA (formerly Firstar Bank, N.A.) on behalf of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on November 1, 2001

(ii)	Amendment to Custody Agreement with US Bank NA — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3 filed on October 28, 2002

(iii)	Amendment to Custody Agreement with US Bank NA dated August 1, 2005 — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 2, 2005

(iv)
Custody Agreement with The Northern Trust Company on behalf of Hussman Strategic International Equity Fund  — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13 filed on August 27, 2010

(h)	(i)
Expense Limitation Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Growth Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on November 1, 2001

(ii)
Expense Limitation Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Total Return Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8 filed on October 27, 2006

(iii)
Expense Limitation Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic International Equity Fund — Incorporated herein by reference to registrant’s Post-Effective Amendment No. 13 filed on August 27, 2010

(iv)	Administration Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to registrant’s Post-Effective Amendment No. 13 filed on August 27, 2010

(v)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13 filed on August 27, 2010

(vi)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13 filed on August 27, 2010

(vii)	Compliance Consulting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on October 28, 2008

(i)	Legal Opinion — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13 filed on August 27, 2010

(j)	Consent of Independent Registered Public Accounting Firm — Filed herewith

(k)	Inapplicable

(l)	Initial Capital Agreement — Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 filed on July 12, 2000

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics of Registrant — Filed herewith

(ii)	Code of Ethics of Hussman Econometrics Advisors, Inc. — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8 filed on October 27, 2006

(iii)	Code of Ethics of Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on October 28, 2008

(Other Exhibits)	Powers of Attorney of the Trustees — Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 filed on July 12, 2000

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4   Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5   Advances of Expenses.   The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended.  In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6   Indemnification Not Exclusive, etc.   The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person my be entitled.  As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators.  Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

The Investment Advisory Agreements with Hussman Econometrics Advisors, Inc. (“Hussman”) provide that Hussman shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect Hussman against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement.  Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant and its Trustees and officers, as well as Hussman.  Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Adviser

Hussman is a registered investment adviser that manages approximately $8 billion in assets as of June 30, 2010.  Hussman is also the publisher of Hussman Investment Research & Insight (formerly called the Hussman Econometrics Newsletter), a periodic newsletter which provides an overall view of market conditions from a technical, monetary and fundamental standpoint.

The directors and officers of Hussman and any other business profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

•	John P. Hussman – President, Treasurer and director of Hussman; President and a Trustee of Registrant

•
John F. Splain – Chief Compliance Officer of Hussman; Secretary and Chief Compliance Officer of Registrant; Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)

Item 32.	Principal Underwriters

(a)
Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for Williamsburg Investment Trust, Oak Value Trust, Profit Funds Investment Trust, The Berwyn Funds, The Cutler Trust, The GKM Funds, Veracity Funds, Schwartz Investment Trust, TFS Capital Investment Trust, Stralem Fund, CM Advisers Family of Funds, The RAM Funds, Stadion Investment Trust, The Piedmont Investment Trust, Gardner Lewis Investment Trust, AlphaMark Investment Trust and Papp Investment Trust, other open-end investment companies.

(b)	The following list sets forth the directors and executive officers of the Distributor.

	Name	Position with Distributor	Position with Registrant
	Robert G. Dorsey	President/Managing Director	Vice President
	John F. Splain	Secretary/Managing Director	Secretary/CCO
	Mark J. Seger	Treasurer/Managing Director	Treasurer
	Theresa M. Bridge	Vice President	Assistant Treasurer
	Wade R. Bridge	Vice President	Assistant Secretary
	Julie M. Schmuelling	Vice President	Assistant Treasurer
	Craig J. Hunt	Vice President	Assistant Vice President/
AML Compliance Officer
	Tina H. Bloom	Vice President	None
	Steven F. Nienhaus	Vice President	None
	Jeffrey Moeller	Vice President	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, Hussman Econometrics Advisors, Inc., 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042.  Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodians, US Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202, and The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.

Item 34.	Management Services Not Discussed in Parts A or B

Inapplicable

Item 35.	Undertakings

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Ellicott City and State of Maryland, on the 28th day of October, 2010.

HUSSMAN INVESTMENT TRUST

By:	/s/ John P. Hussman
John P. Hussman
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John P. Hussman	Trustee and President	October 28, 2010
John P. Hussman	(Principal Executive Officer)

/s/ Mark J. Seger	Treasurer	October 28, 2010
Mark J. Seger	(Principal Financial Officer)

*	Trustee
David C. Anderson

*	Trustee	/s/ John F. Splain
Nelson Freeburg		John F. Splain
Attorney-in-fact*
October 28, 2010
*	Trustee
William H. Vanover